                                                 Registration No. 2-94479
                                                                 811-4161


   As filed with the Securities and Exchange Commission on February 16, 2000.


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

                          ---------------------------

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                          Pre-effective Amendment No.


                  Post-effective Amendment No. 26     /X/

                                     and/or

                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                              Amendment No. 27        /X/


                      Jefferson Pilot Variable Fund, Inc.
               (Exact name of Registrant as Specified in Charter)

                               One Granite Place
                          Concord, New Hampshire 03301
                    (Address of Principal Executive Offices)

                                  603-226-5000
                        (Registrant's Telephone Number)

                         Ronald R. Angarella, President
                               One Granite Place
                          Concord, New Hampshire 03301
                    (Name and Address of Agent for Service)

                                       Copies To:

CRAIG D. MORESHEAD, Esq.               JOAN BOROS, Esq.
Jefferson Pilot Variable Fund, Inc.    Jordan, Burt, Boros, Cicchetti, Beremson & Johnson LLP
One Granite Place                      1025 Thomas Jefferson Street, N.W.
Concord, NH 03301                      Washington, D.C. 20007



It is proposed that this filing will become effective on May 1, 2000 pursuant to Rule 485 (a)(2).

                      JEFFERSON PILOT VARIABLE FUND, INC.

                             CROSS REFERENCE SHEET

Cross reference between items on Form N-1A and Parts A, B and C of the registration statement.

Item No.
of Form N-1A                         Part A-Prospectus
- ----------------------------------------------------------------------------------------------------------------------
1                                    Cover Page
2                                    Objectives, Strategies, Risks, Past Performance and Expenses
3                                    Not Applicable
4                                    Objectives, Strategies, Risks, Past Performance and Expenses
5                                    Not Applicable
6                                    About Jefferson Pilot Variable Fund, Inc.; The Investment Advisor
7                                    Buying and Selling Shares; Taxes and Dividends
8                                    Buying and Selling Shares
9                                    Objectives, Strategies, Risks, Past Performance and Expenses

Item No.
of Form N-1A                         Part B-Statement of Additional Information
- ----------------------------------------------------------------------------------------------------------------------
10                                   Cover Page, Table of Contents
11                                   Business History
12                                   Business History; Investment Restrictions; Secondary Investment Strategies;
                                     Description of Certain Investments and Risk Considerations
13                                   Management of the Fund
14                                   Control Persons and Principal Holders of Securities
15                                   Investment Advisory and Other Services
16                                   Portfolio Transactions and Brokerage Allocations
17                                   Capital Stock
18                                   Offering and Redemption of Shares, Determinations of Net Asset Value
19                                   Federal Tax Matters
20                                   Offering and Redemption of Shares
21                                   Performance and Yield Information
22                                   Financial Statements

Item No.
of Form N-1A                         Part C-Other Information
- ----------------------------------------------------------------------------------------------------------------------
23                                   Exhibits
24                                   Persons Controlled by or Under Common Control
25                                   Indemnification
26                                   Business and Other Connections of Investment Advisor
27                                   Principal Underwriters
28                                   Location of Accounts and Records
29                                   Not Applicable
30                                   Not Applicable

                             Prospectus: May 1, 2000

                                 Jefferson Pilot
                               Variable Fund, Inc.
--------------------------------------------------------------------------------

Shares of the Jefferson Pilot Variable Fund, Inc. are available as investment options within variable life insurance policies and variable annuities issued by Jefferson Pilot Financial Insurance Company, Alexander Hamilton Life Insurance Company of America, and their subsidiaries and affiliates. The Portfolios of the Jefferson Pilot Variable Fund, Inc. are:

                       International Equity Portfolio

                       World Growth Stock Portfolio

                       Global Hard Assets Portfolio

                       Emerging Growth Portfolio

                       Capital Growth Portfolio

                       Small Company Portfolio

                       Growth Portfolio

                       S&P 500 Index Portfolio

                       Growth and Income Portfolio

                       Balanced Portfolio

                       High Yield Bond Portfolio

                       Money Market Portfolio

 The Securities and Exchange Commission does not guarantee that the information in this prospectus
  is accurate or complete, nor has it approved or disapproved these securities.
                  It is a criminal offense to state otherwise.

[Jefferson Pilot Financial Logo]
contents
--------------------------------------------------------------------------------


A look at objectives,         International Equity Portfolio                2
strategies, risks and past
performance for               World Growth Stock Portfolio                  4
each portfolio.
                              Global Hard Assets Portfolio                  6

                              Emerging Growth Portfolio                     8

                              Capital Growth Portfolio                     10

                              Small Company Portfolio                      12

                              Growth Portfolio                             14

                              S&P 500 Index Portfolio                      16

                              Growth and Income Portfolio                  18

                              Balanced Portfolio                           20

                              High Yield Bond Portfolio                    22

                              Money Market Portfolio                       24

Other Portfolio Information   Additional Risk Factors                      26
Fund Management
                              About Jefferson Pilot Variable Fund, Inc.    29

                              The Investment Adviser                       29

Shareholder Information       Buying and Selling Shares                    32

                              Taxes and Dividends                          33

                              To Learn More                                34


  This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus, in the Statement of Additional Information, and in the attached prospectus for the policy.

   A look at objectives, strategies, risks, and past performance for each portfolio

--------------------------------------------------------------------------------

>  INTERNATIONAL EQUITY PORTFOLIO

   Investment Objectives:

   The International Equity Portfolio's investment objective is long-term capital appreciation. The Portfolio will be "non-diversified" as defined in the Investment Company Act of 1940. See "Main Risk Factors" below.

   Principal Investment Strategies:

   The Portfolio will seek to achieve its objective by investing at least 65% of its total assets in equity and equity-related securities (including Depository Receipts) of companies from countries outside of the United States. Issuers of such securities may include smaller, emerging companies.

   While the investment policy of the Portfolio is to be broadly diversified as to both countries and individual issuers, the Sub-Adviser, Lombard Odier International Portfolio Management Limited ("Lombard Odier"), selects individual countries and securities based upon criteria such as return on equity, book value, earnings, dividends, and interest rates in each market. Lombard Odier primarily looks for strong earnings growth at a reasonable price and will also endeavor to identify industry, political, and geographical trends which may affect equity values within individual countries or among a group of countries.

   Once purchased, a stock can be sold for positive (successful) and negative (defensive) reasons. Positive reasons include: controlling the size of the holding; achieving the performance objectives; and locking in a profit. Negative reasons would include: deteriorating fundamental or technical outlook; better ideas; and to prevent conspicuous underperformance from adversely affecting overall Portfolio performance.

   The Portfolio may lend portfolio securities to unaffiliated brokers, dealers and financial institutions provided that (a) immediately after any such loan, the value of the securities loaned does not exceed 15% of the total value of the Portfolio's assets, and (b) any securities loan is collateralized in accordance with applicable regulatory requirements. The Portfolio may purchase securities on a when-issued basis. The Portfolio may invest up to 10% of its assets in illiquid securities.

   In order to respond to unfavorable market, economic, political or other conditions, the Portfolio may on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities. While taking such a defensive position, the Portfolio may not be able to achieve its investment objective.

   Main Risk Factors (See also "Additional Risk Factors" at page 26):

   Since the International Equity Portfolio is not "diversified" as defined by the Investment Company Act of 1940, it may invest a greater percentage of its assets in any single issuer or on a single industry than otherwise permissible for a diversified investment company. As a result, the portfolio will be more susceptible to adverse developments affecting any single issuer or industry. The Portfolio is intended for investors who can accept the risks involved in investments in equity and equity-related securities of non-U.S. issuers, as well as in foreign currencies and in the active management techniques that the Portfolio generally employs.

   The main risk factors are as follows:

> Market Risk: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings or other factors. As a result, your investment may decline in value.

> Foreign Investments: Investing in foreign securities involves risks relating to political, social and economic developments and instability abroad, as well as risks resulting from the lack of adequate and accurate information. Risks may also result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Changes in currency exchange rates could reduce gains or create losses.

> Emerging Growth Risk: The Portfolio is slightly tilted towards companies that are below the index average in terms of market capitalization. Investments in such companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies.

> Liquidity: Many small company stocks trade less frequently and in smaller volume than stocks of larger companies, and the Portfolio may experience difficulty in closing out positions at prevailing market prices.

Performance Tables (International Equity Portfolio)

The tables below illustrate the risks of investing in the International Equity Portfolio by showing changes in performance from year to year and by comparing the Portfolio's average annual returns for 1 year and since inception to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

Annual Total Return (A)

98    21.66%
99    32.54%



Best Quarter-4th quarter, 1998    +20.42%
Worst Quarter-3rd quarter, 1998   -12.93%


Total Return Comparison(A)       1 YR     Since Inc.(1)
International Equity             32.54%          27.02%
MSCI EAFE Index                  25.27%          21.70%

(1) Return calculated from inception date, 1/1/98

Financial Highlights (International Equity Portfolio)

                                                                                               Year Ended
                                                                                            December 31, 1998
                                                                                           ------------------
Net asset value, beginning of year .....................................................      $    10.00
INCOME FROM INVESTMENT OPERATIONS
 Net investment income .................................................................
 Net gains and losses on securities and foreign currency (both realized and unrealized)             2.16
                                                                                              ----------
Total from investment operations .......................................................            2.16
LESS DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income ..................................................
 Dividends in excess of net investment income ..........................................
 Distributions from capital gains ......................................................           (0.04)
 Distributions in excess of capital gains ..............................................
 Returns of capital ....................................................................
                                                                                              ----------
Total distributions ....................................................................           (0.04)
Net asset value, end of year ...........................................................      $    12.12
                                                                                              ==========
Total Return (A) .......................................................................           21.66%
Ratios to Average Net Assets:
 Expenses ..............................................................................            1.55%
 Net investment income .................................................................            0.04%
Portfolio Turnover Rate ................................................................           77.23%
Net Assets, At end of year .............................................................     $16,576,281

(A) Performance shown assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to separate accounts or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

>  WORLD GROWTH STOCK PORTFOLIO

   Investment Objectives:

   The investment objective of the World Growth Stock Portfolio is long-term capital growth, which it seeks to achieve through a flexible policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. A portion of the Portfolio may also be invested in debt obligations of companies and governments of any nation. Any income realized will be incidental.

   Principal Investment Strategies:

   The World Growth Stock Portfolio seeks investment opportunities in all types of securities issued by companies or governments of any nation. Investments are primarily made in common stocks, but may also include preferred stocks and certain debt securities. The Portfolio will generally be composed of investments from among many different industries. As a general matter, the Portfolio will be invested in a minimum of five different foreign countries.

   The Sub-Adviser, Templeton Global Advisors Limited ("Templeton"), emphasizes a "value" approach to selecting stocks with the goal of identifying those companies selling at the greatest discount to future intrinsic value. Templeton employs a "bottom-up" selection process which focuses on the financial condition and competitiveness of individual companies. While historical value measures (e.g. P/E ratios, operating profit margins, liquidation value) are important to this process, the primary factor in selecting individual stocks is a company's current price relative to its future or long-term earnings potential, or real book value, whichever is appropriate. Securities are evaluated with a five-year investment horizon. A stock may be sold because there is substantially greater value in another stock, the stock approaches the "fair value" target price, or due to a deterioration in the fundamentals upon which the stock was purchased.

   The Portfolio may enter into agreements with banks or broker-dealers to purchase some securities on a "forward commitment," "when issued" or on a "delayed delivery" basis. The securities so purchased are subject to market fluctuations so that at the time of delivery, the value of such securities may be more or less than the purchase price.

   In order to respond to unfavorable market, economic, political or other conditions, the Portfolio may on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities. While taking such a defensive position, the Portfolio may not be able to achieve its investment objective.

   Main Risk Factors (See also "Additional Risk
   Factors" at page 26):

> Market Risk: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings or other factors. As a result, your investment may decline in value.

> Foreign Investments: Investing in foreign securities involves risks relating to political, social and economic developments and instability abroad, as well as risks resulting from the lack of adequate and accurate information. Risks may also result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Changes in currency exchange rates could reduce gains or create losses.

> Emerging Growth Risk: The Portfolio is slightly tilted towards companies that are below the index average in terms of market capitalization. Investments in such companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies.

> Liquidity: Many small company stocks trade less frequently and in smaller volume than stocks of larger companies, and the Portfolio may experience difficulty in closing out positions at prevailing market prices.

Performance Tables (World Growth Stock Portfolio)

The tables below illustrate the risks of investing in the World Growth Stock Portfolio by showing changes in performance from year to year and by comparing the Portfolio's average annual returns for 1, 5, and 10 years to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

Annual Total Return(A)

1990   -10.34%
1991    22.47%
1992     6.07%
1993    33.73%
1994    -3.05%
1995    16.35%
1996    19.22%
1997    15.33%
1998     2.85%
1999    20.86%

Best Quarter-4th quarter, 1998     +13.46%
Worst Quarter-3rd quarter, 1990    -16.69%

                                1 YR        5 YR        10 YR
Total Return Comparison(A)   ----------  ----------  -----------
  World Growth Stock            20.86%     14.74%       11.62%
  MSCI World Index              23.56%     18.07%        9.60%

Financial Highlights (World Growth Stock Portfolio)

                                                      Year Ended       Year Ended
                                                     December 31,     December 31,
                                                         1998             1997
                                                   ---------------- ----------------
Net asset value, beginning of year ...............   $      23.28     $      23.31
INCOME FROM INVESTMENT OPERATIONS
 Net investment income ...........................           0.56             0.53
 Net gains and losses on securities and
  foreign currency (both realized and
  unrealized) ....................................           0.12             2.97
                                                     ------------      -----------
 Total from investment operations ................           0.68             3.50
LESS DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income ............          (0.47)           (0.53)
 Dividends in excess of net investment
  income .........................................                           (0.03)
 Distributions from capital gains ................          (1.59)           (2.76)
                                                     ------------      -----------
 Distributions in excess of capital gains ........                           (0.21)
 Returns of capital ..............................
 Total distributions .............................          (2.06)           (3.53)
Net asset value, end of year .....................   $      21.90     $      23.28
                                                     ============     ============
Total Return (A) .................................           2.85%           15.33%
Ratios to Average Net Assets:
 Expenses ........................................           0.92%            0.91%
 Net investment income ...........................           2.44%            2.33%
Portfolio Turnover Rate ..........................          33.95%           30.22%
Net Assets, At end of year .......................   $110,897,303     $105,567,503


                                                     Year Ended     Year Ended      Year Ended
                                                    December 31,   December 31,    December 31,
                                                        1996           1995            1994
                                                   -------------- -------------- ----------------
Net asset value, beginning of year ...............  $     21.20     $    19.00       $    20.89
INCOME FROM INVESTMENT OPERATIONS
 Net investment income ...........................         0.49           0.45             0.25
 Net gains and losses on securities and
  foreign currency (both realized and
  unrealized) ....................................         3.56           2.65            (0.89)
                                                    -----------     ----------       -----------
 Total from investment operations ................         4.05           3.10            (0.64)
LESS DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income ............        (0.48)         (0.43)           (0.25)
 Dividends in excess of net investment
  income .........................................
 Distributions from capital gains ................        (1.46)         (0.47)           (0.81)
 Distributions in excess of capital gains ........                                        (0.19)
 Returns of capital ..............................
                                                    -----------     ----------       -----------
 Total distributions .............................        (1.94)         (0.90)           (1.25)
Net asset value, end of year .....................  $     23.31     $    21.20       $    19.00
                                                    ===========    ===========      ===========
Total Return (A) .................................        19.22%         16.35%          (3.05%)
Ratios to Average Net Assets:
 Expenses ........................................         0.88%          0.96%           1.00%
 Net investment income ...........................         2.20%          2.31%           1.56%
Portfolio Turnover Rate ..........................        27.50%         18.09%          18.47%
Net Assets, At end of year .......................  $91,995,634    $73,692,357      $52,903,768

(A) Performance shown assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate accounts or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

>  GLOBAL HARD ASSETS PORTFOLIO

   Investment Objectives:

   The Portfolio seeks long-term capital appreciation by globally investing primarily in "Hard Asset Securities." Income is a secondary consideration.

   Principal Investment Strategies:

   Hard Asset Securities include equity and debt securities of "Hard Asset Companies" and securities, including structured notes, whose value is linked to the price of a Hard Asset commodity or a commodity index. "Hard Asset Companies" includes companies that are directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) engaged to a significant extent in the exploration, development, production or distribution of one or more of the following (together "Hard Assets"): (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) oil and gas, petroleum, petrochemicals or other hydrocarbons, (iv) forest productions, (v) real estate and (vi) other basic non-agricultural commodities.

   Under normal market conditions, the Portfolio will invest at least 65% of its total assets in "Hard Asset Securities" and the Portfolio will invest at least 5% of its assets in each of the first five sectors listed above. The Portfolio has a fundamental policy of concentrating in such industries and may invest up to 50% of its assets in any one of the above sectors during periods when the Sub-Adviser, Van Eck Associates Corporation, believes that a particular sector offers highly attractive opportunities based upon valuations, industry timeliness, important technological developments or other appropriate considerations. Therefore, it may be subject to greater risks and market fluctuations than other investment companies with more diversified portfolios.

   The Portfolio seeks investment opportunities worldwide. Under normal conditions, the Portfolio will invest its assets in at least three countries including the United States. There is no limitation or restriction on the amount of assets to be invested in any one country, developed or underdeveloped. Global investing involves economic and political conditions not typically applicable to the U.S. markets.

   The Portfolio may invest in lower quality, high-yielding debt securities (commonly referred to as "junk bonds") of Hard Asset Companies rated as low as CCC by S&P or Caa by Moody's. Although the Global Hard Assets Portfolio will not invest in real estate directly, it may invest up to 50% of its assets in equity securities of Real Estate Investment Trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. The Global Hard Assets Portfolio may make short sales of equity securities. Short sales may incur higher transaction costs than regular securities transactions. Main Risk Factors (See also "Additional Risk Factors" at page 26):

> Market Risk: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, or other factors. As a result, your investment may decline in value.

> Foreign Investments: Investing in foreign securities involves risks relating to political, social and economic developments and instability abroad, as well as risks resulting from the lack of adequate and accurate information. Risks may also result from the differences between the regulations to which U.S. and foreign issuers are subject. Changes in currency exchange rates could reduce gains or create losses.


> Active Trading: The Portfolio's active trading approach will increase trading costs which may affect performance. High portfolio turnover can on some occasions result in significant tax consequences to investors.
   (See "Portfolio Turnover" at page 28.)

> Hard Asset Securities: greater volatility of energy and basic material prices, instability of supply, risks associated with extraction of natural resources, and governmental events which could affect production and marketing.

> Illiquidity: The Portfolio may hold illiquid securities which may be difficult to sell at satisfactory prices.

> Credit: The ability of issuers of fixed income securities to make principal and interest payments timely.

> Precious Metals: Precious metal trading is highly speculative and its markets are at times volatile. Prices are affected by factors such as cyclical economic conditions, political events and monetary policies of various countries. Due to U.S. tax law, the Portfolio may be required to hold or sell precious metals when it would not otherwise do so.

> REITS: REITS are subject to risks associated with real estate and in addition, interest rate risk, heavy cash flow dependency, default by borrowers, self-liquidation, and failure to qualify for tax exemption for distributed income.

Performance Tables (Global Hard Assets Portfolio)

The tables below illustrate the risks of investing in the Global Hard Assets Portfolio by showing changes in performance from year to year and by comparing the Portfolio's average annual returns for 1, 5, and 10 years to the returns of a broad-based index (S&P 500) and to the returns of a more narrowly based index (Lipper Benchmark) which better reflects the market sectors in which the Portfolio invests. As with all funds, past per formance is not necessarily indicative of the future.

Annual Total Return(A)

90   -24.26%
91    -5.51%
92    -3.25%
93    64.29%
94   -13.78%
95     2.76%
96     2.57%
97    44.63%
98   -13.85%
99    19.15%


Best Quarter-2nd quarter, 1993     +29.53%
Worst Quarter-4th quarter, 1997    -32.39%


Total Return                                                1 YR         5 YR        10 YR
Comparison(A)                                           ------------ ------------ -----------
Global Hard Assets                                          19.15%       -9.74%      -5.18%
S&P 500 Index                                               21.04%       28.51%      18.17%
Lipper Benchmark                                            31.02%       -8.49%      -3.71%


The investment objective of the Portfolio was changed on 5/1/98. The Lipper Benchmark reflects the performance of the Lipper Gold Fund Average from 8/1/85 through 4/30/98 and the Lipper Natural Resources Fund Average from 5/1/98 through 12/31/99. The Lipper Gold Fund and Natural Resources Fund averages are based on the returns of all mutual funds within the corresponding objective as compiled by Lipper Analytical Services.

Financial Highlights (Global Hard Assets Portfolio)

                                                      Year Ended     Year Ended     Year Ended     Year Ended      Year Ended
                                                     December 31,   December 31,   December 31,   December 31,    December 31,
                                                         1998           1997           1996           1995            1994
                                                    -------------- -------------- -------------- -------------- ---------------
Net asset value, beginning of year ................  $     8.92     $    16.60     $    16.61      $    16.25     $    19.00
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss) .....................        0.17           0.02          (0.03)           0.05           0.03
 Net gains and losses on securities and
  foreign currency (both realized and
  unrealized) .....................................       (1.41)         (7.30)          0.45            0.40          (2.65)
                                                     ----------     -----------    ----------      ----------     -----------
Total from investment operations ..................       (1.24)         (7.28)          0.42            0.45          (2.62)
LESS DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income .............       (0.13)         (0.02)                         (0.05)         (0.03)
 Dividends in excess of net investment
  income ..........................................                      (0.07)                         (0.04)
 Distributions from capital gains .................                                     (0.43)
 Distributions in excess of capital gains .........                      (0.31)                                        (0.10)
 Returns of capital ...............................
                                                     ----------     -----------    ----------      ----------     -----------
Total distributions ...............................       (0.13)         (0.40)         (0.43)          (0.09)         (0.13)
Net asset value, end of year ......................  $     7.55     $     8.92     $    16.60      $    16.61     $    16.25
                                                     ==========     ==========     ==========      ==========     ==========
Total Return (A) ..................................      (13.85%)       (44.63%)         2.57%           2.76%        (13.77%)
Ratios to Average Net Assets:
 Expenses .........................................        1.44%          1.07%          1.04%           1.01%          0.99%
 Net investment income ............................        2.13%          0.63%         (0.11%)          0.24%          0.18%
Portfolio Turnover Rate ...........................      193.80%         19.70%         64.78%          23.98%         11.12%
Net Assets, At end of year ........................  $4,333,663     $5,204,654     $7,554,427      $6,867,645     $7,351,625

(A) Performance shown assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

>  EMERGING GROWTH PORTFOLIO

   Investment Objectives:

   The Emerging Growth Portfolio seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Portfolio's investment objective of long term growth of capital.

   Principal Investment Strategies:

   The Portfolio invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities, of emerging growth companies. The Portfolio may invest up to 25% of its total assets in foreign securities. Emerging growth companies are companies which the Sub-Adviser, Massachusetts Financial Services Company ("MFS"), believes are either:

   > early in their life cycle, but which have the potential to become major enterprises, or

   > are major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.

   MFS uses a "bottom-up" investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis performed by MFS' large group of equity research analysts focusing on the financial condition and competitiveness of individual companies. Securities are not selected based upon the type of industries to which they belong.

   In order to respond to unfavorable market, economic, political or other conditions, the Portfolio may on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities. While taking such a defensive position, the Portfolio may not be able to achieve its investment objective.

   Main Risk Factors (See also "Additional Risk Factors" at page 26):

   The nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Shares of the Portfolio, therefore, are subject to greater fluctuation in value than shares of a conservative equity Portfolio or of a growth Portfolio which invests entirely in proven growth stocks. Given the above-average investment risk inherent to the Emerging Growth Portfolio, investment in shares of the Portfolio should not be considered a complete investment program and may not be appropriate for all investors. The main risks of investing in the Portfolio are:

   > Market Risk: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings results or other factors. As a result, your investment may decline in value.

   > Emerging Growth Risk: Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. This is because emerging growth companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

      Foreign Investments: Investing in foreign securities involves risks relating to political, social and economic developments and instability abroad, as well as risks resulting from the lack of adequate and accurate information. Risks may also result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Changes in currency exchange rates could reduce gains or create losses.

   > Liquidity: Many small company stocks trade less frequently and in smaller volume than stocks of larger companies, and the Portfolio may experience difficulty in closing out positions at prevailing market prices.

      Active Trading: The Portfolio's active trading approach will increase trading costs which may affect performance. High portfolio turnover can on some occasions result in significant tax consequences to investors. (See "Portfolio Turnover, at page 28.)

>  Performance Tables (Emerging Growth Portfolio)

   The tables below illustrate the risks of investing in the Emerging Growth Portfolio by showing changes in performance from year to year and by comparing the Portfolio's average annual returns for 1 year and since inception to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

Annual Total Return(B)
96     18.30%
97     20.47%
98     32.93%
99     76.51%


Best Quarter-4th quarter, 1999     +55.83%
Worst Quarter-3rd quarter, 1998    -13.50%


                                                           1 YR     Since Inc.(1)
Total Return Comparison(B)                              ----------  -----------
   Emerging Growth                                         76.51%      37.62%
   Russell 2000 Index                                      21.26%      16.27%

(1) Return calculated from inception date, 5/1/95.



Financial Highlights (Emerging Growth Portfolio)

                                                                                                               Period From
                                                                                                               May 1, 1995
                                                           Year Ended       Year Ended       Year Ended          Through
                                                          December 31,     December 31,     December 31,      December 31,
                                                              1998             1997             1996             1995(A)
                                                        ---------------- ---------------- ---------------- ------------------
Net asset value, beginning of year ....................   $     17.47      $     15.23      $     13.29        $    10.00
INCOME FROM INVESTMENT OPERATIONS
 Net investment loss ..................................         (0.11)          (0.07)            (0.05)            (0.04)
 Net gains and losses on securities and foreign
  currency (both realized and unrealized) .............          5.85             3.19             2.48              3.33
                                                           ----------      -----------       ----------        ----------
Total from investment operations ......................          5.74             3.12             2.43              3.29
LESS DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income .................
 Dividends in excess of net investment income .........
 Distributions from capital gains .....................         (0.06)          (0.88)            (0.49)
 Distributions in excess of capital gains .............         (0.11)
 Returns of capital ...................................
                                                           ----------      -----------       ----------        ----------
Total distributions ...................................         (0.17)          (0.88)            (0.49)             0.00
Net asset value, end of year ..........................   $     23.04      $     17.47      $     15.23        $    13.29
                                                          ===========      ===========      ===========        ==========
Total Return (B) ......................................         32.93%           20.47%           18.30%            32.91%
Ratios to Average Net Assets:
 Expenses .............................................          0.94%            1.00%            1.16%             1.63% (C)
 Net investment income ................................         (0.61%)         (0.61%)           (0.48%)           (0.84%)(C)
Portfolio Turnover Rate ...............................         77.07%          122.85%           94.58%            30.31%
Net Assets, At end of year ............................   $95,795,377      $56,229,175      $30,794,030        $11,439,524

(A) Per share data calculated from the initial offering date, May 1, 1995, for sale to Jefferson Pilot Financial Separate Account A.

(B) Performance shown assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods less than one year have not been annualized.

(C) Per share data and ratios calculated on an annualized basis.

>  CAPITAL GROWTH PORTFOLIO

   Investment Objectives:

   The investment objective of the Capital Growth Portfolio is to seek capital growth. Realization of income is not a significant investment consideration and any income realized will be incidental.

   Principal Investment Strategies:

   The Capital Growth Portfolio will invest primarily in common stocks when the Sub-Adviser, Janus Capital Corporation ("Janus"), believes that the market environment favors investment in those securities. Common stock investments are selected in industries and companies that Janus believes are experiencing favorable demand for their products and services and that operate in a favorable environment from a competitive and regulatory standpoint. The Portfolio may also invest in U.S. Government Obligations, corporate bonds and debentures, high grade commercial paper, preferred stocks, convertible securities, warrants or other securities of U.S. issuers when Janus perceives an opportunity for capital growth from such securities or so that the Portfolio may receive a return on its idle cash. Investments may also be made in foreign securities. Pursuant to an exemptive order received by Janus from the SEC, the Portfolio may also invest in money market funds managed by Janus as a means of receiving a return on idle cash.

   Janus generally takes a "bottom up" approach to building the Portfolio, focusing on the financial condition and competitiveness of individual companies. Janus seeks to identify companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure.

   It is the policy of the Capital Growth Portfolio to purchase and hold securities for capital growth. However, changes in the Portfolio will generally be made without reference to the length of time a security has been held. Thus, a significant number of short-term transactions may result. To a limited extent, the Portfolio may also purchase individual securities in anticipation of relatively short-term price gains, and the rate of portfolio turnover will not be a determining factor in the sale of such securities.

   Main Risk Factors (See also "Additional Risk Factors" at page 26):

   > Market Risk: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings results or other factors. As a result, your investment may decline in value.

   > Small Company Risk: Investments in small companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. This is because small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

   > Liquidity: Many small company stocks trade less frequently and in smaller volume than stocks of larger companies, and the Portfolio may experience difficulty in closing out positions at prevailing market prices.

Performance Tables (Capital Growth Portfolio)

The tables below illustrate the risks of investing in the Capital Growth Portfolio by showing changes in performance from year to year and by comparing the Portfolio's average annual returns for 1 year, 5 years, and since inception to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

Annual Total Return(A)
93     24.73%
94     -3.26%
95     41.74%
96     19.25%
97     29.41%
98     38.47%
99     44.66%


Best Quarter-4th quarter, 1999     +30.98%
Worst Quarter-3rd quarter, 1998    -12.19%


                                 1 YR         5 YR      Since Inc.(1)
Total Return Comparison(A)   -----------  -----------  ------------
Capital Growth                   44.66%       34.38%       28.21%
S&P 500 Index                    21.04%       28.51%       20.62%

(1) Return calculated from inception date, 5/1/92.


Financial Highlights (Capital Growth Portfolio)

                                                        Year Ended       Year Ended
                                                       December 31,     December 31,
                                                           1998             1997
                                                    ----------------- ----------------
Net asset value, beginning of year ................   $      21.23     $      17.26
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss) .....................          (0.09)           (0.01)
 Net gains and losses on securities and
  foreign currency (both realized and
  unrealized) .....................................           8.25             4.99
                                                      ------------      ------------
Total from investment operations ..................           8.16             4.99
LESS DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income .............
 Dividends in excess of net investment
  income ..........................................
 Distributions from capital gains .................          (1.49)           (0.81)
 Distributions in excess of capital gains .........                           (0.21)
 Returns of capital ...............................
                                                      ------------      ------------
Total distributions ...............................          (1.49)           (1.02)
Net asset value, end of year ......................   $      27.90     $      21.23
                                                      ============     =============
Total Return (A) ..................................          38.47%           29.41%
Ratios to Average Net Assets:
 Expenses .........................................           1.09%            1.09%
 Net investment income ............................          (0.38%)           0.02%
Portfolio Turnover Rate ...........................          54.58%           91.66%
Net Assets, At end of year ........................   $198,002,451     $124,123,995

                                                      Year Ended     Year Ended      Year Ended
                                                     December 31,   December 31,    December 31,
                                                         1996           1995            1994
                                                    -------------- -------------- ----------------
Net asset value, beginning of year ................  $     17.38    $     13.38     $     14.26
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss) .....................         0.05           0.03            0.03
 Net gains and losses on securities and
  foreign currency (both realized and
  unrealized) .....................................         3.24           5.56           (0.49)
                                                     -----------    -----------     -----------
Total from investment operations ..................         3.29           5.59           (0.46)
LESS DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income .............        (0.05)         (0.03)          (0.03)
 Dividends in excess of net investment
  income ..........................................
 Distributions from capital gains .................        (3.36)         (1.56)          (0.33)
 Distributions in excess of capital gains .........                                       (0.06)
 Returns of capital ...............................
                                                     -----------    -----------     -----------
Total distributions ...............................        (3.41)         (1.59)          (0.42)
Net asset value, end of year ......................  $     17.26    $     17.38     $     13.38
                                                     ===========    ===========     ===========
Total Return (A) ..................................        19.25%         41.74%          (3.26%)
Ratios to Average Net Assets:
 Expenses .........................................         1.13%          1.15%           1.22%
 Net investment income ............................         0.30%          0.21%           0.25%
Portfolio Turnover Rate ...........................       147.82%        170.32%         202.04%
Net Assets, At end of year ........................  $70,832,162    $49,853,029     $27,564,086

(A) Performance shown assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

>  SMALL COMPANY PORTFOLIO

   Investment Objectives:

   The investment objective of the Small Company Portfolio is to achieve growth of capital. The Portfolio pursues its objective by investing primarily in a diversified portfolio of equity securities issued by small companies.

   Principal Investment Strategies:

   The mix of assets of the Portfolio will vary with prevailing economic and market conditions. Generally, at least 65% of the Portfolio's gross assets will be invested in common stocks of small companies, which are defined for this purpose as companies with market capitalizations equal to or less than the capitalization of the largest company in the Russell 2000[RegTM] Index. The Portfolio may also invest in other equity related securities such as preferred stocks and bonds convertible into common stock.

   The Sub-Adviser, Lord, Abbett & Co. ("Lord Abbett"), focuses on companies with long-range growth potential, particularly smaller companies considered to be in the developing growth phase. This phase is a period of swift development, when growth occurs at a rate rarely equaled by established companies in their mature years. Lord Abbett uses a three-step investment decision making process to capitalize on opportunities in undervalued market sectors, industries, or individual company situations. Common stocks are selected based on the following steps, which emphasize relative value and fundamentals:

   > First, the universe of stocks is subjected to several systematic quantitative valuation screens to identify superior growth stock candidates.

   > Second, the portfolio manager and research team look to narrow the list of potential holdings to those likely to produce superior returns over a thirty-six month time frame by analyzing the dynamics of each company within its industry and within the economy.

   > Third, stocks are finally selected based on long-term growth prospects, solid fundamentals, and good valuation support.

   In order to respond to unfavorable market, economic, political or other conditions, the Portfolio may on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities. While taking such a defensive position, the Portfolio may not be able to achieve its investment objective.

   Main Risk Factors (See also "Additional Risk Factors" at page 26):

   The Portfolio is appropriate for investors who have financial goals five years or more in the future, and who are comfortable with the risks described here. The main risk factors for the Portfolio are as follows:

   > Market Risk: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings results or other factors. As a result, your investment may decline in value.


   > Small Company Risk: Investments in small companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. This is because small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

   > Liquidity: Many small company stocks trade less frequently and in smaller volume than stocks of larger companies, and the Portfolio may experience difficulty in closing out positions at prevailing market prices.

Performance Tables (Small Company Portfolio)

The tables below illustrate the risks of investing in the Small Company Portfolio by showing changes in performance from year to year and by comparing the Portfolio's average annual returns for 1, 5, and 10 years to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

Annual Total Return(A)

90   -18.57%
91    33.23%
92    26.52%
93    15.89%
94    -7.66%
95    29.72%
96    16.46%
97    23.60%
98   -11.78%
99   +14.20%


Best Quarter-4th quarter, 1999     +21.92%
Worst Quarter-3rd quarter, 1998    -22.19%


Total Return                                             1 YR         5 YR        10 YR
Comparison(A)                                        ------------ ----------- ------------
 Small Company                                            14.20%      13.47%      12.41%
 Russell 2000
    Growth Index                                          43.09%      18.99%      13.51%



Financial Highlights (Small Company Portfolio)

                                                       Year Ended      Year Ended     Year Ended     Year Ended      Year Ended
                                                      December 31,    December 31,   December 31,   December 31,    December 31,
                                                          1998            1997           1996           1995            1994
                                                    ---------------- -------------- -------------- -------------- ---------------
Net asset value, beginning of year ................   $     20.43    $     18.19    $     17.87     $     15.94     $     16.14
INCOME FROM INVESTMENT OPERATIONS
 Net investment income ............................          0.22           0.09           0.06            0.15            0.09
 Net gains and losses on securities (both
  realized and unrealized) ........................         (2.59)          4.17           2.85            4.48            1.12
                                                      -----------    -----------    -----------     -----------     -----------
Total from investment operations ..................         (2.37)          4.26           2.91            4.63            1.21
LESS DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income .............         (0.19)         (0.09)         (0.06)          (0.15)          (0.09)
 Dividends in excess of net investment
  income ..........................................
 Distributions from capital gains .................         (1.63)         (1.93)         (2.53)          (2.55)          (1.32)
 Distributions in excess of capital gains .........
 Returns of capital ...............................
                                                      -----------    -----------    -----------     -----------     -----------
Total distributions ...............................         (1.82)         (2.02)         (2.59)          (2.70)          (1.41)
Net asset value, end of year ......................   $     16.24    $     20.43    $     18.19     $     17.87     $     15.94
                                                      ===========    ============   ============    ============    ============
Total Return (A) ..................................        (11.78%)        23.60%         16.46%          29.72%           7.66%
Ratios to Average Net Assets:
 Expenses .........................................          0.87%          0.83%          0.85%           0.87%           0.89%
 Net investment income ............................          1.23%          0.47%          0.31%           0.95%           0.63%
Portfolio Turnover Rate ...........................         43.06%         52.92%         49.75%          64.17%          46.65%
Net Assets, At end of year ........................   $78,343,648    $81,505,107    $62,166,366     $48,517,886     $31,458,666

(A) Performance shown assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

>  GROWTH PORTFOLIO

   Investment Objectives:

   The investment objective of the Growth Portfolio is to seek capital growth by investing in equity securities that the Sub-Adviser believes have above-average growth prospects.

   Principal Investment Strategies:

   Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. While the emphasis of the Growth Portfolio is clearly on equity securities, the Growth Portfolio may invest a limited portion of its assets in debt obligations when the Portfolio's Sub-Adviser, Strong Capital Management, Inc. ("Strong"), perceives that they are more attractive than stocks on a long-term basis.

   The Growth Portfolio focuses on stocks of companies that are believed to have favorable prospects for accelerating growth of earnings but are selling at reasonable valuations based on earnings, cash flow, or asset value. The Portfolio can include stocks of any size. The Portfolio may decide to sell a stock when the company's growth prospects become less attractive. In identifying companies with favorable growth prospects, Strong ordinarily looks to certain other characteristics, such as the following:

   >  prospects for above-average sales and earnings growth,

   >  high return on invested capital,

   > overall financial strength, including sound financial and accounting policies and a strong balance sheet,

   >  competitive advantages, including innovative products and service

   >  effective research, product development, and marketing, and

   >  stable, capable management.

   In order to respond to unfavorable market, economic, political or other conditions, the Portfolio may on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities. While taking such a defensive position, the Portfolio may not be able to achieve its investment objective. The Portfolio may purchase obligations on a when-issued or forward commitment basis, loan its portfolio securities, and borrow from banks. The Growth Portfolio may invest up to 15% of its assets in illiquid securities.

   Main Risk Factors (See also "Additional Risk Factors" at page 24):

   The Portfolio is appropriate for investors who have financial goals five years or more in the future, and who are comfortable with the risks described here. The main risk factors for the Portfolio are the following:

   > Market Risk: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings results or other factors. As a result, your investment may decline in value.


   > Emerging Growth Risk: The Portfolio is slightly tilted towards companies that are below the index average in terms of market capitalization. Investments in such companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies.

   > Liquidity: Many small company stocks trade less frequently and in smaller volume than stocks of larger companies, and the Portfolio may experience difficulty in closing out positions at prevailing market prices.

   > Active Trading: The Portfolio's active trading approach will increase trading costs which may affect performance. High portfolio turnover can on some occasions result in significant tax consequences to investors. (See "Portfolio Turnover" at page 28.)

      Credit: The Portfolio may invest in below investment-grade debt securities. Such securities are considered, on balance, speculative with respect to capacity to pay interest, dividends and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories.

Performance Tables (Growth Portfolio)

The tables below illustrate the risks of investing in the Growth Portfolio by showing changes in performance from year to year and by comparing the Portfolio's average annual returns for 1 year and since inception to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

Annual Total Return(A)

98     31.14%
99     80.36%


Best Quarter-4th quarter, 1999    +57.11%
Worst Quarter-3rd quarter, 1998   -10.87%


                                 1 YR        Since Inc.(1)
Total Return Comparison(A)     -----------   ------------
Growth                          80.36%        53.88%
Russell Mid-Cap
  Growth Index                  51.29%        33.91%

(1) Return calculated from inception date, 1/1/98.

Financial Highlights (Growth Portfolio)

                                                                                               Year Ended
                                                                                            December 31, 1998
                                                                                           ------------------
Net asset value, beginning of year .....................................................        $     10.00
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss) ..........................................................              (0.05)
 Net gains and losses on securities and foreign currency (both realized and unrealized)                3.16
                                                                                                -----------
Total from investment operations .......................................................               3.11
LESS DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income ..................................................
 Dividends in excess of net investment income ..........................................
 Distributions from capital gains ......................................................
 Distributions in excess of capital gains ..............................................
 Returns of capital ....................................................................
                                                                                                -----------
Total distributions ....................................................................               0.00
Net asset value, end of period .........................................................        $     13.11
                                                                                                ===========
Total Return (A) .......................................................................              31.14%
Ratios to Average Net Assets:
 Expenses ..............................................................................               1.08%
 Net investment income .................................................................              (0.47%)
Portfolio Turnover Rate ................................................................             283.36%
Net Assets, At end of year .............................................................        $11,543,742

(A) Performance shown assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

S&P 500 INDEX PORTFOLIO


INVESTMENT OBJECTIVES:


The S&P 500 Portfolio seeks to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.


PRINCIPAL INVESTMENT STRATEGIES:


The Portfolio pursues its objectives by investing in all the securities that make up the S&P 500 Index(1) and by investing in these securities in proportions that match their index weights, although the Portfolio reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. The S&P 500 Index is a widely used measure of large US company stock performance. The stocks in the S&P 500 account for nearly three-quarters of the value of all US stocks. The index consists of the common stocks of 500 major corporations selected according to:


     - size;
     - frequency and ease by which their stocks trade; and
     - range and diversity of the American economy.


The Portfolio may invest in stock index futures as a substitue for a comparable market position in the securities underlying the S&P 500 Index.
An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the Portfolio to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because they have not yet invested new shareholder money.


The Portfolio may not track the performance of the index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Portfolio, and differences between how and when the Portfolio and the index are valued.


MAIN RISK FACTORS (SEE ALSO "ADDITIONAL RISK FACTORS" AT PAGE 26):


Many factors affect the Portfolio's performance. The Portfolio's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political or financial developments. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as whole. The Portfolio's reaction to these developments will depend on the Portfolio's level of investment in the securities of the issuer(s) or industries affected by such developments. The main risks of investing in the Portfolio are:




-----------------------------
(1) "Standard & Poor's-Registered Trademark-", "S&P-Registered Trademark-", "S&P 500-Registered Trademark-", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jefferson Pilot Variable Corporation. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

MARKET RISK: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings results or other factors. As a result, your investment may decline in value.


DERIVATIVES: The Portfolio may invest in stock index futures. An index futures contracts is considered a derivative because it derives its value from the price of the index. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices.


NO INDIVIDUAL SELECTION OF STOCKS: No attempt is made to individually select stocks because the S&P 500 Index Portfolio is managed by determining which securities are to be purchased or sold to replicate, to the extent feasible, the S&P 500 Index.

>  GROWTH AND INCOME PORTFOLIO

   Investment Objectives:

   The objective of the Growth and Income Portfolio is to seek long-term growth of capital by investing primarily in a wide range of equity issues that may offer capital appreciation and, secondarily, to seek a reasonable level of current income.

   Principal Investment Strategies:

   The Growth and Income Portfolio invests at least 80% of its assets in common stocks and other equity securities such as preferred stocks, warrants or rights to buy equity securities, and securities convertible into common stock. The Portfolio pursues its income objective primarily by investing in dividend-paying equity securities. The Growth and Income Portfolio intends to invest at least 60% of its assets in securities which have paid dividends or interest within the preceding 12 months. However, the Portfolio may invest in securities not currently paying dividends where the Sub-Adviser, Credit Suisse Asset Management, LLC ("Credit Suisse"), anticipates that they will increase in value, and the Portfolio's dividend distribution will vary and may be low. The Portfolio may invest up to 10% of its assets in fixed income securities and up to an additional 10% of its assets in convertible securities rated below investment-grade at the time of purchase.


   Credit Suisse generally takes a "bottom-up" value approach to stock selection. Credit Suisse concentrates on looking for companies whose earning power or asset value does not appear to be reflected in the current stock price, where the fundamentals have changed, or where there is potential for significant capital improvement. Credit Suisse focuses on financial measurements of a company's intrinsic worth, such as price-to-earnings, price-to-book and debt-to-equity ratios. Securities are sold when the fundamentals begin to deteriorate, and when the valuation becomes excessive.

   In order to respond to unfavorable market, economic, political or other conditions, the Portfolio may on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities. While taking such a defensive position, the Portfolio may not be able to achieve its investment objective.

   Main Risk Factors (See also "Additional Risk Factors" at page 26):

   Market Risk: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings results or other factors. As a result, your investment may decline in value.

   Credit: The Portfolio may invest in below investment-grade debt securities. Such securities are considered, on balance, speculative with respect to capacity to pay interest, dividends and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories.

Performance Tables (Growth and Income Portfolio)

The tables below illustrate the risks of investing in the Growth and Income Portfolio by showing changes in performance from year to year and by comparing the Portfolio's average annual returns for 1 year, 5 years, and since inception to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

Annual Total Return (A)
93       14.94%
94       -4.24%
95       33.58%
96       22.88%
97       28.92%
98       12.63%
99        5.75%

Best Quarter-4th quarter, 1998         +16.14%
Worst Quarter-3rd quarter, 1998        -14.34%

                                 1 YR          5 YR     Since Inc.(1)
Total Return Comparison(A)   -----------   ----------- ------------
Growth & Income                   5.75%        20.31%     15.41%
S&P 500 Index                    21.04%        28.51%     20.62%

(1) Return calculated from inception date, 5/1/92.

Financial Highlights (Growth and Income Portfolio)

                                                      Year Ended     Year Ended     Year Ended     Year Ended      Year Ended
                                                     December 31,   December 31,   December 31,   December 31,    December 31,
                                                         1998           1997           1996           1995            1994
                                                    -------------- -------------- -------------- -------------- ---------------
Net asset value, beginning of year ................  $     17.11    $     16.91    $     14.41    $     11.22      $    12.35
INCOME FROM INVESTMENT OPERATIONS
 Net investment income ............................         0.15           0.15           0.18           0.15            0.13
 Net gains and losses on securities (both
  realized and unrealized) ........................         2.01           4.67           3.12           3.62           (0.65)
                                                     -----------    ------------   ------------   ------------     -----------
Total from investment operations ..................         2.16           4.82           3.30           3.77           (0.52)
LESS DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income .............        (0.15)         (0.15)         (0.18)         (0.15)          (0.13)
 Dividends in excess of net investment
  income ..........................................
 Distributions from capital gains .................                       (4.21)         (0.62)         (0.29)          (0.48)
 Distributions in excess of capital gains .........                       (0.26)                        (0.14)
 Returns of capital ...............................
                                                     -----------    ------------   ------------   ------------     ----------
Total distributions ...............................        (0.15)         (4.62)         (0.80)         (0.58)          (0.61)
Net asset value, end of year ......................  $     19.12    $     17.11    $     16.91    $     14.41      $    11.22
                                                     ===========    ===========    ===========    ===========      ==========
Total Return (A) ..................................        12.63%         28.92%         22.88%         33.58%          (4.24%)
Ratios to Average Net Assets:
 Expenses .........................................         0.86%          0.85%          0.88%          0.92%           1.10%
 Net investment income ............................         0.87%          1.03%          1.39%          1.50%           1.52%
Portfolio Turnover Rate ...........................        66.19%        129.53%         35.69%         32.30%          38.17%
Net Assets, At end of year ........................  $65,309,530    $39,678,076    $23,711,696    $13,126,023      $5,610,472

(A) Performance shown assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate accounts or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

>  BALANCED PORTFOLIO

   Investment Objectives:

   The investment objective of the Balanced Portfolio is to seek reasonable current income and long-term capital growth, consistent with conservation of capital, by investing primarily in common stocks and fixed income securities.

   Principal Investment Strategies:

   The Balanced Portfolio pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities primarily selected for their income potential. The Sub-Adviser, Janus Capital Corporation ("Janus"), shifts assets between growth and income securities based on an analysis of relevant market, financial and economic conditions. The Portfolio will place a greater emphasis on growth securities if it is believed that they will provide better returns than the yields then available or expected on income-producing securities. Although it is the policy of the Portfolio to purchase and hold securities for capital growth, changes in the Portfolio will generally be made without reference to the length of time a security has been held.

   Growth securities are expected to consist primarily of common stocks, but may also include warrants, preferred stocks and convertible securities. Because income is a part of the investment objective, Janus may consider dividend-paying characteristics in selecting common stocks. Janus generally takes a "bottom-up" approach to selecting stocks, focusing on the financial condition and competitiveness of individual companies. Janus seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. This assessment is made by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

   Income securities will consist of securities that Janus believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. At least 25% of the Portfolio's total assets will be invested in fixed income securities. Janus may invest up to 35% of the Portfolio's total assets in bonds rated below investment-grade (i.e. high yield bonds).

   In order to respond to unfavorable market, economic, political or other conditions, the Portfolio may on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities. While taking such a defensive position, the Portfolio may not be able to achieve its investment objective. Pursuant to an exemptive order received by Janus from the SEC, the Portfolio may also invest in money market funds managed by Janus as a means of receiving a return on idle cash.

   Main Risk Factors (See also "Additional Risk Factors" at page 26):

> Market Risk: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, or other factors. As a result, your investment may decline in value.

> Interest Rates: The value of bonds in the Portfolio will vary with changes in interest rates. As a result, the net asset value of the shares of the Portfolio will also fluctuate with changes in interest rates.

> Credit: The Portfolio may invest up to 35% of its total assets in below investment-grade bonds. Such securities are considered, on balance, speculative with respect to capacity to pay interest, dividends and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories.

Performance Tables (Balanced Portfolio)

The tables below illustrate the risks of investing in the Balanced Portfolio by showing changes in performance from year to year and by comparing the Portfolio's average annual returns for 1 year, 5 years, and since inception to the returns of a broad-based index (S&P 500) and the returns of a more narrowly based index (Balanced Benchmark) which better reflects the market sectors in which the Portfolio invests. As with all funds, past performance is not necessarily indicative of the future.

Annual Total Return (A)
93        9.27%
94       -1.33%
95       22.35%
96       10.56%
97       16.33%
98       17.74%
99       22.26%


Best Quarter-4th quarter, 1999         +16.36%
Worst Quarter-3rd quarter, 1998         -6.19%


Total Return               1 YR        5 YR     Since Inc.(1)
Comparison(A)            ----------- ----------- ------------
Balanced                  22.26%      17.77%      13.54%
S&P 500 Index             21.04%      28.51%      20.62%
Balanced Benchmark(2)     10.91%      17.46%      12.25%

(1) Return calculated from inception date, 5/1/92.

(2) The Balanced Benchmark is a 50%/40%/10% blended index of the S&P 500, Lehman
    Aggregate, and 90 Day T-Bill Indices.


Financial Highlights (Balanced Portfolio)

                                                      Year Ended     Year Ended     Year Ended     Year Ended      Year Ended
                                                     December 31,   December 31,   December 31,   December 31,    December 31,
                                                         1998           1997           1996           1995            1994
                                                    -------------- -------------- -------------- -------------- ----------------
Net asset value, beginning of year ................  $     11.75    $     12.07    $     11.91    $     10.62      $    11.22
INCOME FROM INVESTMENT OPERATIONS
 Net investment income ............................         0.24           0.30           0.26           0.37            0.32
 Net gains and losses on securities (both
  realized and unrealized) ........................         1.84           1.60           0.99           1.99           (0.47)
                                                     -----------     ----------    -----------    -----------      ----------
Total from investment operations ..................         2.08           1.90           1.25           2.36           (0.15)
LESS DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income .............        (0.24)         (0.30)        (0.26)        (0.37)            (0.32)
 Dividends in excess of net investment
  income ..........................................
 Distributions from capital gains .................        (0.88)         (1.64)        (0.83)        (0.70)            (0.13)
 Distributions in excess of capital gains .........                       (0.28)
 Returns of capital ...............................
                                                     -----------    ------------   -----------    -----------      ----------
Total distributions ...............................        (1.12)         (2.22)        (1.09)        (1.07)            (0.45)
Net asset value, end of year ......................  $     12.71    $     11.75    $     12.07    $     11.91      $    10.62
                                                     ===========    ===========    ===========    ===========      ==========
Total Return (A) ..................................        17.74%         16.33%         10.56%         22.35%          (1.33%)
Ratios to Average Net Assets:
 Expenses .........................................         0.94%          0.97%          0.97%          0.99%           1.01%
 Net investment income ............................         2.08%          2.60%          2.20%          3.20%           3.34%
Portfolio Turnover Rate ...........................       247.07%        254.04%        222.35%        164.70%         103.68%
Net Assets, At end of year ........................  $35,113,754    $22,637,577    $18,256,430    $14,532,268     $14,764,853

(A) Performance shown assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

>  HIGH YIELD BOND PORTFOLIO

   Investment Objectives:

   The High Yield Bond Portfolio seeks a high level of current income. The Portfolio will seek to achieve its objective by investing primarily in corporate obligations with emphasis on higher-yielding, higher risk, lower-rated or unrated securities.

   Principal Investment Strategies:

   Under normal conditions, the Sub-Adviser, Massachusetts Financial Services Company ("MFS"), expects that the Portfolio's assets will primarily consist of a diversified portfolio of high-yielding bonds, convertible securities and preferred stock of both domestic and foreign issuers. Fixed income securities offering the high current income sought by the Portfolio generally are lower rated bonds (junk bonds) which involve greater volatility of price and risk of principal and income than higher rated securities.

   While the Portfolio focuses on bonds issued by corporations or similar entities, it may invest in all types of debt securities. The Portfolio may invest up to 15% of its assets in illiquid securities. The Portfolio may also invest up to 50% (and MFS expects generally to invest between 0% and 20%) of its total assets in foreign securities. The Portfolio may hold foreign currency received in connection with investments in foreign securities when, in the judgment of MFS, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The Portfolio may also hold foreign currency in anticipation of purchasing foreign securities. The Portfolio may purchase securities on a when-issued or forward commitment basis.

   The Portfolio seeks to maximize return by taking advantage of market developments, yield disparaties and variations in the creditworthiness of issuers. In selecting investments, MFS employs a three-month "horizon" outlook as a tool in making or adjusting asset allocations to various segments of the fixed income markets. MFS performs its own independent analysis in assessing the credit quality of fixed income securities.

   In order to respond to unfavorable market, economic, political or other conditions, the Portfolio may on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities. While taking such a defensive position, the Portfolio may not be able to achieve its investment objective.

   Main Risk Factors (See also "Additional Risk Factors" at page 26):

   > Market Risk: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, or other factors. As a result, your investment may decline in value.

   > Interest Rates: The value of bonds in the Portfolio will vary with changes in interest rates. As a result, the net asset value of the shares of the Portfolio will also fluctuate with changes in interest rates.

   > Credit: The Portfolio may invest up to 100% of its net assets in below investment-grade debt securities. Such securities are considered, on balance, speculative with respect to capacity to pay interest, dividends and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories.

   > Liquidity: The secondary market for high yield, high risk bond securities may not be as liquid as the secondary market for more highly rated securities, which may affect the Portfolio's ability to sell a particular security at a satisfactory price or to meet its liquidity needs.

   > Foreign Investments: Investing in foreign securities involves risks relating to political, social and economic developments and instability abroad, as well as risks resulting from the lack of adequate and accurate information. Risks may also result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Changes in currency exchange rates could reduce gains or create losses.

   > Active Trading: The Portfolio's active trading approach will increase the costs the Portfolio incurs. It may also increase the amount of capital-gains tax you pay on the Portfolio's returns.

Performance Tables (High Yield Bond Portfolio)

The tables below illustrate the risks of investing in the High Yield Bond Portfolio by showing changes in performance from year to year and by comparing the Portfolio's average annual returns for 1 year and since inception to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

Annual Total Return(A)
98               0.89%
99               4.79%

Best Quarter-4th quarter, 1998      +4.66%
Worst Quarter-3rd quarter, 1998     -7.19%

                                  1 YR      Since Inc.(1)
Total Return Comparison(A)     ----------   ------------
High Yield Bond                   4.79%        2.83%
Lehman Bros. High Yield
   Bond Index                     2.39%        2.13%
(1) Return calculated from inception date, 1/1/98.

Financial Highlights (High Yield Bond Portfolio)

                                                                                 Year Ended
                                                                              December 31, 1998
                                                                             ------------------
Net asset value, beginning of year .......................................       $    10.00
INCOME FROM INVESTMENT OPERATIONS
 Net investment income ...................................................             0.60
 Net gains and losses on securities (both realized and unrealized) .......            (0.51)
                                                                                 ----------
Total from investment operations .........................................             0.09
LESS DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income ....................................
 Dividends in excess of net investment income ............................            (0.60)
 Distributions from capital gains ........................................
 Distributions in excess of capital gains ................................
 Returns of capital ......................................................
                                                                                 ----------
Total distributions ......................................................            (0.60)
Net asset value, end of year .............................................       $     9.49
                                                                                 ==========
Total Return (A) .........................................................             0.89%
Ratios to Average Net Assets:
 Expenses ................................................................             1.24%
 Net investment income ...................................................             7.85%
Portfolio Turnover Rate ..................................................            84.21%
Net Assets, At end of year ...............................................       $7,968,843

(A) Performance shown assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

>  MONEY MARKET PORTFOLIO

   Investment Objectives:

   The primary objective of the Money Market Portfolio is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

   Principal Investment Strategies:

   The money market instruments in which the Portfolio invests include:

   > U.S. Government Securities: bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by the U.S. government or one of its agencies or instrumentalities

   > Municipal Securities and participation interests in municipal securities which are bonds or other debt obligations of a U.S. state or political subdivision, such as a county, city, town, village, or authority and are interests in holdings of municipal obligations backed by a letter of credit or guarantee from the issuing bank

   > Repurchase Agreements: the purchase of securities subject to agreement by another party to repurchase the obligations at a specified price and date

   > Certificates of deposit, bankers' acceptances and other obligations of U.S. banks which are FDIC members

   >  U.S. dollar obligations of foreign branches of U.S. banks

   >  instruments fully secured or collateralized by such bank obligations

   >  Commercial paper or other notes which are guaranteed as to the payment of principal and interest by U.S. banks' letters of credit or collateralized by U.S. Government Obligations

   The Portfolio will invest only in securities which have been rated within the two highest rating categories by rating agencies. Because the market value of debt obligations fluctuates as an inverse function of changing interest rates, the Portfolio seeks to minimize the effect of such fluctuations by investing in instruments with a remaining maturity of 397 calendar days or less at the time of investment, except for U.S. government obligations which may have a remaining maturity of 762 calendar days or less. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less. The Portfolio does not attempt to maintain a stable net asset value of $1.00 per share.

   Main Risk Factors (See also "Additional Risk Factors" at page 24):

   An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following are the main risk factors of the Portfolio:

   > Interest Rates: The value of securities in the Portfolio will vary with changes in interest rates. As a result, the net asset value of the shares of the Portfolio will also fluctuate with changes in interest rates.

   > Money Market Instruments Risk: Money market instruments provide opportunities for income with low credit risk, but may not keep pace with inflation and may result in a lower yield than would be available from debt obligations of a lower quality or longer term.

Performance Tables (Money Market Portfolio)

The tables below illustrate the risks of investing in the Money Market Portfolio by showing changes in performance from year to year and by comparing the Portfolio's average annual returns for 1, 5, and 10 years to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

Annual Total Return(A)
90     7.17%
91     5.15%
92     2.88%
93     2.32%
94     3.28%
95     5.06%
96     4.65%
97     4.86%
98     4.86%
99     4.57%

Best Quarter-3rd quarter, 1990     +1.78%
Worst Quarter-4th quarter, 1992    +0.53%

Total Return                 1 YR        5 YR        10 YR
Comparison(A)             ----------   ----------   ----------
Money Market                 4.57%        4.80%       4.47%
Merrill Lynch T-Bill
     Index (0-3 months)      4.73%        5.23%       N/A(1)

7-day simple annualized yield: 6.45%

7-day compounded effective yield: 6.66%

(1) The Merrill Lynch T-Bill Index (0-3 months) has an inception of 6/92. Financial Highlights (Money Market Portfolio)

                                                      Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                                     December 31,   December 31,   December 31,   December 31,   December 31,
                                                         1998           1997           1996           1995           1994
                                                    -------------- -------------- -------------- -------------- -------------
Net asset value, beginning of year ................  $     10.23     $    10.25     $    10.27      $   10.25     $   10.26
INCOME FROM INVESTMENT OPERATIONS
 Net investment income ............................         0.35           0.52           0.50           0.50          0.35
 Net gains and losses on securities (both
  realized and unrealized) ........................         0.14          (0.02)        (0.02)           0.02         (0.01)
                                                     -----------     ----------     ----------     ---------     ----------
Total from investment operations ..................         0.49           0.50           0.48           0.52          0.34
LESS DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income .............        (0.35)         (0.52)        (0.50)          (0.50)        (0.35)
 Dividends in excess of net investment
  income ..........................................
 Distributions from capital gains .................
 Distributions in excess of capital gains .........
 Returns of capital ...............................
                                                     -----------     ----------     ----------     ---------     ----------
Total distributions ...............................        (0.35)         (0.52)        (0.50)          (0.50)        (0.35)
Net asset value, end of year ......................  $     10.37     $    10.23     $    10.25     $    10.27    $    10.25
                                                     ===========     ==========     ==========     ==========    ==========
Total Return (A) ..................................         4.86%          4.86%          4.65%          5.06%         3.28%
Ratios to Average Net Assets:
 Expenses .........................................         0.64%          0.60%          0.62%          0.63%         0.65%
 Net investment income ............................         4.74%          4.74%          4.54%          4.89%         3.31%
Portfolio Turnover Rate (B) .......................          N/A            N/A            N/A            N/A           N/A
Net Assets, At end of year ........................  $24,416,645     $9,435,454     $7,896,257     $8,312,676    $7,680,485

(A) Performance shown assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(B) There were no purchases and/or sales of securities other than short-term obligations during the year. Therefore, the portfolio turnover rate has not been calculated.

other portfolio information

--------------------------------------------------------------------------------

>  ADDITIONAL RISK FACTORS

   Securities and Index Options

   The Growth Portfolio, the Growth and Income Portfolio, the High Yield Bond Portfolio, the Capital Growth Portfolio, the Global Hard Assets Portfolio, the S&P 500 Index Portfolio, the Balanced Portfolio, the Small Company Portfolio and the Emerging Growth Portfolio may write covered call options and purchase call and put options on securities and stock indices. The Growth Portfolio, the High Yield Bond Portfolio, the International Equity Portfolio, the Capital Growth Portfolio, the Global Hard Assets Portfolio and the Emerging Growth Portfolio may also utilize options on foreign currencies. See the Statement of Additional Information for a more detailed description of these options.

   Writing (Selling) Call Options. In order to earn additional income or to protect partially against declines in the value of its securities, the Portfolios noted above may write (sell) covered call options. A Portfolio may also purchase call options to the extent necessary to close out call option positions previously written by the Portfolio. A call option gives the holder (purchaser) the right to buy and obligates the writer (seller) to sell, in return for a premium paid to the writer, the underlying security at the exercise price at any time during the option period. A call option on a securities index is similar to a call option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash rather than by delivery of a particular security.

   The writing of call options on securities and securities indices involves the following risks: (1) during the option period the writer of a call option gives up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but retains the risk of loss should the price of the underlying security or index decline and
   (ii) the inability to close out options previously written, which would require the Portfolio to retain the option and the securities covering the option until its exercise or expiration.

   Purchasing Put and Call Options

   In order to hedge against changes in the market value of their portfolio securities, the Growth Portfolio, the High Yield Bond Portfolio, the International Equity Portfolio, the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the Global Hard Assets Portfolio, the Small Company Portfolio and the Emerging Growth Portfolio may also purchase put and call options with respect to equity securities, bonds, and stock and bond indices which correlate with their portfolio securities, provided that the premiums paid for such options are limited in each case to no more than 5% of the Portfolio's total assets. A put option on a security gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash, rather than by delivery of a particular security.

   Purchasing a put or call option on securities and securities indices involves the risk that the Portfolio may lose the premium it paid plus transaction costs.

   Futures Contracts

   The Growth and Income Portfolio, the Growth Portfolio, the High Yield Bond Portfolio, the International Equity Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the Global Hard Assets Portfolio, the Small Company Portfolio and the Emerging Growth Portfolio may purchase and sell futures contracts on debt securities and indexes of debt securities (i.e., interest rate futures contracts) as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes. They may also, where appropriate, enter into stock index futures contracts to provide a hedge for a portion of a Portfolio's equity holdings. Stock index futures contracts may be used as a way to implement either an increase or decrease in portfolio exposure to the equity markets in response to changing market conditions. The Capital Growth Portfolio, the Growth Portfolio, the Global Hard Assets Portfolio and the Emerging Growth Portfolio may also enter into currency futures contracts to hedge the currency fluctuations of its foreign securi-ties. A Portfolio may also write covered call options and purchase put or call options on futures contracts of the type which that Portfolio is permitted to purchase or sell. The Portfolios will not enter into futures contracts for speculation and will only enter into futures contracts that are traded on national futures exchanges. No Portfolio will enter into futures contracts or options thereon for purposes other than bona fide hedging if immediately thereafter the sum of the amounts of initial margin deposits on the Portfolio's existing futures contracts and premiums paid for options on unexpired futures contracts would exceed 5% of the value of the Portfolio's total assets.

   The use of futures contracts by the Growth Portfolio, the High Yield Bond Portfolio, the Global Hard Assets Portfolio, the International Equity Portfolio, the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the Small Company Portfolio and the Emerging Growth Portfolio entails certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset in closing transactions at favorable prices or at all unless a liquid secondary market exists; possible reduction of the Portfolio's income due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contract and the securities being hedged; and potential losses well in excess of the amount invested in futures contracts themselves. If a Sub-Adviser's forecasts regarding movements in securities prices or interest rates are incorrect, the Portfolio's investment results may have been better without the hedge. Futures contracts and their associated risks are described in more detail in the Statement of Additional Information.

   The S&P Index Portfolio may invest in stock index futures as a substitute for a comparable market position in the underlying securities. Index futures contracts are considered derivatives because they derive their value from the prices of the indexes. S&P 500 Index futures contracts derive their value from the price of the S&P 500 Index. Investing in index futures contracts can reduce the costs associated with direct investing. It also allows the Portfolio to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because they have not yet invested new shareholder money. Compared to conventional securities, index futures contracts can be more sensitive to changes in interest rates or to sudden fluctuations in market prices.

   Lending of Securities

   The Emerging Growth Portfolio, the Growth Portfolio, the High Yield Bond Portfolio, The S&P 500 Index Portfolio, the Global Hard Assets Portfolio and the International Equity Portfolio may make loans of their portfolio securities. Such loans will usually be made to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock Exchange and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Portfolio would continue to collect the equivalent of the interest on the securities loaned and would receive either interest (through investment of cash collateral) or a fee (if the collateral is U.S. Government securities or a letter of credit). The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases a Portfolio could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.

   When-Issued Securities

   In order to help ensure the availability of suitable securities the Growth Portfolio, Small Company Portfolio, High Yield Bond Portfolio, Global Hard Assets Portfolio, International Equity Portfolio, Balanced Portfolio, Capital Growth Portfolio, World Growth Stock Portfolio and Emerging Growth Portfolio may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered to the Portfolios at a future date usually beyond customary settlement time. It is expected that, under normal circumstances, the Portfolios will take delivery of such securities. In general, the Portfolios do not pay for the securities until received and do not start earning interest on the obligations until the contractual settlement date. While awaiting delivery of the obligations purchased on such basis, the Portfolios will establish a segregated account consisting of liquid assets equal to the amount of the commitments to purchase "when-issued" securities. See the Statement of Additional Information.

   Borrowing

   Any Portfolio may borrow money from banks in an amount up to 5% of total asset value. The Emerging Growth, High Yield Bond, Global Hard Assets and Growth Portfolios may borrow money in an amount up to 33 1/3% of total asset value, while the limit for the S&P 500 Index Portfolio is 20%. The Portfolios will borrow money only as a temporary measure and not for investment purposes. All Portfolios will maintain continuous asset coverage of at least 300% (as defined in the Investment Company Act of 1940) with respect to all of its borrowings. If at any time asset coverage falls below 300%, a Portfolio may be required to sell its assets within three days to reduce the amount of its borrowings and restore 300% asset coverage. Borrowing involves interest costs. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value, and money borrowed will be subject to interest and other costs which may or may not exceed the investment return received from the securities purchased with borrowed funds. It is anticipated that such borrowings would be pursuant to a negotiated loan agreement with a commercial bank or other institutional lender.

   Restricted and Illiquid Securities

   All of the Portfolios may to some extent purchase certain restricted securities (those that are not registered under the Securities Act of 1933 ("33 Act") but can be offered and sold to "qualified institutional buyers under Rule 144A of the 33 Act) and limited amounts of illiquid securities. Illiquid investments include many restricted securities, repurchase agreements that mature in more than seven days or that have a notice or demand feature more than seven days, certain over-the-counter option contracts and participation interests in loans. Because illiquid securities trade less frequently and in smaller volume than liquid securities, the Portfolios may experience difficulty in closing out positions at prevailing market prices.

   Certain repurchase agreements which provide for settlement in more than seven days, however, can be liquidated before nominal fixed term on seven day or less notice. The Portfolios will consider such repurchase agreements as liquid. Likewise, restricted securities (including commercial paper issued pursuant to 4 (2) of the 33 Act) that the Board of Directors or the Sub-Advisers have determined to be liquid will be treated as such.

   A detailed discussion of the limitations on illiquid investments is found in "Restricted and Illiquid Securities" in the SAI.

   Loan Participations and Other Direct Indebtedness

   The Growth Portfolio, Capital Growth Portfolio, High Yield Bond Portfolio, Global Hard Assets Portfolio and International Equity Portfolio and the Emerging Growth Portfolio may invest a portion of their assets in "Loan Participations" and other direct indebtedness. By purchasing a loan participation, the Portfolios acquire some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolios may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations and other direct indebtedness acquired by the Portfolios may involve revolving credit facilities or other standby financing commitments which obligate the Portfolios to pay additional cash on a certain date or on demand.

   The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolios may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. For a further discussion of loan participations, other direct indebtedness and the risks related to transactions therein, see the Statement of Additional Information.

   Portfolio Turnover

   The Growth Portfolio, Global Hard Assets Portfolio, Emerging Growth Portfolio, and Balanced Portfolio anticipate that active and frequent trading of portfolio securities will be a likely result of implementing principal investment strategies. In 1999, the portfolio turnover rate was 326.19% for the Growth Portfolio, 215.51% for the Global Hard Assets Portfolio, 163.56% for the Emerging Growth Portfolio, and 237.64% for the Balance Portfolio. A portfolio turnover rate of 200% is equivalent to buying and selling all of the securities in a portfolio twice in the course of a year. Trading costs associated with high portfolio turnover may affect performance. High portfolio turnover can on some occasions result in significant tax consequences to investors.

   fund management

   --------------------------------------------------------------------

>  ABOUT JEFFERSON PILOT VARIABLE
   FUND, INC.

   The Fund currently consists of twelve investment portfolios, namely International Equity Portfolio, World Growth Stock Portfolio, Global Hard Assets Portfolio, Emerging Growth Portfolio, Capital Growth Portfolio, Small Company Portfolio, Growth Portfolio, S&P 500 Index Portfolio, Growth and Income Portfolio, Balanced Portfolio, High Yield Bond Portfolio, and Money Market Portfolio (the "Portfolios").

   Because investment in a Portfolio involves both opportunities for gain and risks of loss, no assurance can be given that the Portfolios will achieve their objectives. The difference in objectives and policies among the various Portfolios can be expected to affect each Portfolio's investment return as well as the degree of market and financial risks to which each Portfolio is subject. Prospective investors should carefully review the objectives and policies of the Portfolios and consider their ability to assume the risks involved before allocating amounts to particular Portfolios.

   Shares of the Portfolios are presently offered only to corresponding divisions of separate accounts established by Jefferson Pilot Financial Insurance Company ("Jefferson Pilot Financial") (formerly, Chubb Life Insurance Company of America), Jefferson-Pilot Life Insurance Company ("Jefferson-Pilot Life"), Alexander Hamilton Life Insurance Company of America ("Alexander Hamilton Life") or their affiliated insurance companies, to fund variable annuities and flexible premium variable life insurance policies. Shares may be offered in the future to other non-affiliated insurance companies in order to fund additional variable life insurance policies, variable annuity contracts or other investment products. The owner of a Policy may allocate among the Portfolios the amounts available for investment under the Policy. Jefferson Pilot Financial, Jefferson-Pilot Life and Alexander Hamilton Life are wholly-owned subsidiaries of Jefferson-Pilot Corporation, a North Carolina Corporation.

   A potential for certain conflicts of interest exists between the interests of variable life insurance policyowners and variable annuity contract owners. In the event that shares of the Portfolios are offered to separate accounts funding variable annuity contracts, the Board of Directors of the Fund intends to monitor events for the existence of any material conflict between the interests of variable life insurance policyowners and variable annuity contract owners and to determine what action, if any, should be taken in response thereto.

   In the future, the Fund may sell its shares to other separate accounts, funding variable annuities and variable life insurance policies, established by Jefferson Pilot Financial, its affiliates, successors or assigns, or by other insurance companies with which Jefferson Pilot Financial may or may not be affiliated, and the Fund may add or delete Portfolios.

>  THE INVESTMENT ADVISER

   The investment adviser to the Fund is Jefferson Pilot Investment Advisory Corporation (the "Investment Adviser" or "Jefferson Pilot Investment Advisory"), a registered investment adviser and wholly-owned subsidiary of Jefferson-Pilot Corporation. Its address is One Granite Place, Concord, NH 03301.

   The Investment Adviser provides supervisory investment advice, which involves recommending, evaluating, monitoring, and overseeing the activities of the Sub-Advisers. The Investment Adviser also reviews the practices of broker-dealers selected by the Sub-Advisers. In addition, Jefferson Pilot Investment Advisory provides the following administrative services to the
   Fund:

   >  acts as transfer agent and dividend paying agent

   >  provides office space and related utilities necessary for Fund operations

   >  recommends auditors, counsel and custodians

   >  provides personnel, data processing services, and supplies

   > prepares and distributes proxy statements, prospectuses, Statements of Additional Information, reports and other shareholder communications

   > schedules, plans the agenda for, and conducts the meetings of the Fund's directors and stockholders

   > prepares and files tax returns and reports which federal, state, local or foreign laws may require

   > schedules, plans the agenda for, and conducts the meetings of the Fund's directors and stockholders

   > prepares and files tax returns and reports which federal, state, local or foreign laws may require

   The cost of such facilities, supplies and services is included in the investment management fees which are paid to Jefferson Pilot Investment Advisory monthly at an annual rate based on a percentage of the average daily net asset value of each Portfolio, which rates for the most recent fiscal year were as follows:

                                            World Growth Stock,
                                            Global Hard Assets,
                                              Small Company,

       Average Daily     International   Growth and Income,   Emerging    Capital    S&P 500      High Yield Bond
        Net Assets          Equity          and Balanced      Growth      Growth      Index          and Growth       Money Market

  First $200 Million         1.00%            .75%             .80%         1.00%       .24%            .75%             .50%
  Next $1.1 Billion          1.00%            .70%             .75%          .95%       .24%            .75%             .45%
  Over $1.3 Billion          1.00%            .65%             .70%          .90%       .24%            .75%             .40%

   The Sub-Advisers

   Subject to the supervision of the Board of Directors and the Investment Adviser, the Sub-Advisers manage the Portfolios in accordance with the stated investment objectives and policies, make investment decisions for the Portfolios, and place orders for the purchase and sale of Portfolio securities.

   Lombard Odier International Portfolio Management Limited ("Lombard Odier"), Norfolk House, 13 South Hampton Place, London, WC1A2AJ, UK, is the Sub-Adviser to the International Equity Portfolio. Lombard Odier is wholly-owned by Lombard, Odier & Cie ("LOC"), one of the largest and oldest private banks in Switzerland, established in 1798. Mr. Philippe Sarasin, a Managing Partner of LOC is Chairman of Lombard Odier. Lombard Odier currently manages over $11 billion in assets for institutional clients including one other open-end investment company. open-end investment company. Although overall strategy is set by the Lombard Odier Strategy Committee, Mr. Jeremy Monk, Director and Head of EAFE Equities, will primarily be responsible for the day-to-day management of the International Equity Portfolio. Mr. Monk has 11 years of investment experience and has been with Lombard Odier since 1998. Previously Mr. Monk was a portfolio manager for Prudential Portfolio Managers UK Ltd. Mr. Ronald Armist is Managing Director and oversees the operations of the London office of Lombard Odier.

   Templeton Global Advisors Limited ("Templeton"), Lyford Cay, Nassau, Bahamas, Sub-Adviser to the World Growth Stock Portfolio, is a registered investment adviser organized under the laws of the Bahamas. Templeton is an indirect wholly owned subsidiary of Franklin Resources, Inc. ("Franklin"), a Delaware corporation. Templeton and its affiliates currently serve as investment adviser or sub-adviser to over 100 investment companies registered in the United States and abroad. Ms. Cindy Sweeting is primarily responsible for the day-to-day management of the Portfolio. Previously Ms. Sweeting was a Vice President of investments at McDermott International Investments Company. Ms. Sweeting, Vice President, joined Templeton in 1997 as a portfolio manager.

   Van Eck Associates Corporation ("Van Eck"), 99 Park Avenue, New York, New York 10016, a registered investment adviser and a Delaware corporation is Sub-Adviser to the Global Hard Assets Portfolio. Van Eck acts as an adviser to two other registered investment companies, Van Eck Funds and Van Eck Worldwide Insurance Trust and as a sub-adviser to two other registered investment companies, PIMCO Funds Multi-Manager Series--Precious Metals Fund and The GCG Trust--Hard Assets Series, and manages or advises managers of portfolios of pension plans and other accounts. Mr. John C. van Eck and members of his immediate family own 100% of the outstanding voting securities of Van Eck. Since May 1, 1998, Derek van Eck and Kevin L. Reid have been primarily responsible for the day-to-day management of the Global Hard Assets Portfolio. Mr. Van Eck has been associated with Van Eck Associates as a portfolio manager since 1988 and is currently Director of Global Investments and an Executive Vice President of Van Eck as well as an officer and/or portfolio manager of other mutual funds advised by Van Eck. Kevin L. Reid now serves as Co-Portfolio Manager of Worldwide Hard Assets Fund with Derek van Eck.

   Massachusetts Financial Services Company ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is Sub-Adviser to the Emerging Growth, High Yield Bond, and Money Market Portfolios. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $136.72 Billion on behalf of approximately 4.2 million investor accounts as of December 31, 1999. As of such date, the MFS organization managed approximately $ 109.5 billion of assets in equity securities. Approximately $10.7 billion of the assets managed by MFS are invested in securities of foreign issuers and foreign denominated securities of U.S. issuers. MFS is an indirect subsidiary of Sun Life Assurance Company of Canada.

   Toni Y. Shimura, a Senior Vice President of MFS, has been employed by MFS as a portfolio manager since 1987. Ms. Shimura became a portfolio manager of the Emerging Growth Portfolio on November 30, 1995. John W. Ballen, President and Chief Investment Officer of MFS, provides general oversight of the Portfolio. Mr. Ballen has been employed by MFS since 1984.


   Bernard Scozzafava, a Senior Vice President of MFS is primarily responsible for the day-to-day management of the High Yield Bond Portfolio.
   Mr. Scozzafava has been employed as a portfolio manager by MFS since 1989.


   Janus Capital Corporation ("Janus"), 100 Fillmore Street, Denver, Colorado 80206, a registered investment adviser and Colorado corporation, is Sub-Adviser to the Capital Growth Portfolio and Balanced Portfolio. Janus began serving as investment adviser to Janus Fund at its inception in 1970 and currently serves as investment adviser to all the Janus Funds, as well as adviser or sub-adviser to other mutual funds and individual, corporate and charitable and retirement accounts.

   Mr. Marc Pinto has been primarily responsible for the day-to-day management of the Capital Growth Portfolio since 1994. Previously, he was employed by a family firm and as an Associate in the Investment Banking Division of Goldman Sachs.

   Effective January 1, 2000, Karen Reidy will be primarily responsible for day-to-day management of the Balanced Portfolio. She will also be portfolio manager of the Janus Balanced Fund and Janus Equity Income Fund. Ms Reidy has been the assistant portfolio manager of the Balanced Portfolio since May, 1999, the Janus Fund since July, 1998, and the Janus Balanced and Janus Equity Income Funds since July 1999. Karen joined Janus in 1995. Previously, she was employed by Price Waterhouse performing corporate due diligence in the mergers and acquisitions area. Ms Reidy is a Chartered Financial Analyst.


   Lord, Abbett & Co., 90 Hudson Street, Jersey City, NJ 07302, a registered investment adviser and partnership is Sub-Adviser to the Small Company Portfolio. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $33 billion in more than 40 mutual fund portfolios and other advisory accounts. Lord Abbett uses a team of portfolio managers and analysts acting together to manage the company's investments. Stephen McGruder, Partner of Lord Abbett, heads the team and is the senior portfolio manager. Important members of the team include Lesley-Jane Dixon and Rayna Lesser. Mr. McGruder and Ms. Dixon have been with Lord Abbett since 1995. Ms. Lesser has been with Lord Abbett since 1996. Prior to joining Lord Abbett, Mr. McGruder was a portfolio manager and Ms. Dixon was an equity analyst with Wafra Investment Advisory Group. Ms. Lesser joined Lord Abbett directly from Barnard College.


   Strong Capital Management, Inc. ("Strong"), P.O. Box 2936, Milwaukee, Wisconsin 53201, the Sub-Adviser to the Growth Portfolio, was organized in 1974. Since then, Strong's principal business has been providing investment supervision for individuals and institutional accounts, such as pension funds and profit sharing plans, as well as mutual funds, several of which are available through variable insurance products. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $38 billion. The portfolio manager for the Growth Portfolio is Mr. Ronald Ognar. Mr. Ognar, a Chartered Financial Analyst with more than 30 years of investment experience joined Strong in April 1993, after two years as a principal and portfolio manager with RCM Capital Management. For approximately three years prior to that, he was a portfolio manager at Kemper Financial Services. In addition to his duties as portfolio manager of the Growth Portfolio, Mr. Ognar also manages the Strong Growth Fund and co-manages the Strong Mid Cap Growth Fund.


   Barclays Global Fund Advisors ("Barclays"), 45 Fremont Street, San Francisco, California 94105, is Sub-Adviser to the S&P 500 Index Portfolio. Barclays is a wholly-owned subsidiary of Barclays Global Investors (BGI), which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, and its affiliates, is the world's largest manager of institutional investment assets. As of September 30, 1999, BGI and its affiliates, including Barclays, provided investment advisory services for assets worth in excess of $685 billion. While Barclays makes the day-to-day decisions on buying and selling securities, BGI conducts the research leading to those decisions. BGI has pioneered research in asset allocation, indexed investing and investment modeling since 1971.


   Credit Suisse Asset Management, LLC ("Credit Suisse"), 466 Lexington Avenue, New York, New York 10017, is Sub-Adviser to the Growth and Income Portfolio.


   Credit Suisse is an indirect wholly-owned U.S. subsidiary of Credit Suisse Group. Credit Suisse serves as investment adviser to separate accounts and investment companies, including the Warburg Pincus Funds, and together with its predecessor firms, has been engaged in the investment advisory business for over 60 years. As of December 31, 1999, Credit Suisse had assets under management of approximately $72 billion. Scott T. Lewis and Stacy Dutton serve as co-portfolio managers of the Growth and Income Portfolio. Mr. Lewis, a Managing Director of Credit Suisse, joined Credit Suisse as a result of Credit Suisse Group's acquisition of Warburg Pincus Asset Management, Inc. which he joined in 1986. Mr. Lewis has over 17 years industry experience and, in addition to his duties as co-portfolio manager of the Growth and Income Portfolio, Mr. Lewis also serves as co-portfolio manager to the Warburg Pincus Value Fund and other Warburg Pincus Funds.
   Ms. Dutton, a Director of Credit Suisse, joined Credit Suisse as a result of Credit Suisse Group's acquisition of Warburg Pincus, which she joined in 1997. Prior thereto, Ms. Dutton was a Senior Vice President and analyst for Jennison Associates Capital Corp. from 1993 to 1997. Ms. Dutton has over 16 years industry experience and, in addition to her duties as co-portfolio manager of the Growth and Income Portfolio, Ms. Dutton also serves a co-portfolio manager to the Warburg Pincus Value Fund and other Warburg Pincus Funds.

   The Fund and Jefferson Pilot Investment Advisory have obtained an exemptive order from the Securities and Exchange Commission which permits Jefferson Pilot Investment Advisory, without further shareholder approval, to replace or add Subadvisers and to enter into Subadvisory Agreements with those Subadvisers upon approval of the Fund's Board of Directors. The relief provided by the exemptive order is subject to certain conditions. For example, within sixty days of the hiring of any new Subadviser or the implementation of any proposed material change to an Investment Subadvisory Agreement, shareholders will be furnished all information that would be included in a proxy statement regarding the new Subadviser or Subadvisory Agreement. Moreover, the Adviser will not enter into an Investment Subadvisory Agreement with any Affiliated Subadviser without shareholder approval. In addition, whenever a Subadviser is hired or terminated, the Adviser will provide the Board of Directors with information showing the expected impact on the Adviser's profitability and will report on such impact quarterly. JEFFERSON PILOT INVESTMENT ADVISORY HAS ULTIMATE RESPONSIBILITY FOR THE INVESTMENT MANAGEMENT OF EACH PORTFOLIO EMPLOYING SUBADVISERS DUE TO ITS RESPONSIBILITY TO OVERSEE SUBADVISERS AND RECOMMEND THEI> HIRING, TERMINATION, AND REPLACEMENT.

  shareholder information

  -----------------------------------------------------------------------------

> BUYING AND SELLING SHARES

   Shares of capital stock of each Portfolio of the Fund are offered only to the corresponding division of a separate account to which premiums have been allocated by the owner of a Policy. Shares are sold and redeemed at their net asset value as next determined following receipt by the separate account of premium payments, surrender requests under Policies, loan payments, transfer requests, and similar or related transactions through the separate account. No selling commission or redemption charge is made with respect to the purchase or sale of Fund shares.

   Jefferson Pilot Variable Corporation, One Granite Place, Concord, New Hampshire 03301, is the principal underwriter and distributor of the Fund's shares. Jefferson Pilot Variable Corporation is an affiliate of Jefferson Pilot Investment Advisory and a wholly-owned subsidiary of Jefferson-Pilot Corporation.

   Determination of Net Asset Value

   The net asset value of the shares of each Portfolio of the Fund is determined as of the close of regular trading on the New York Stock Exchange (presently 4:00 P.M. New York Time), on each day during which the New York Stock Exchange is open for trading except on days where both (i) the degree of trading in the Portfolio's securities would not materially affect the net asset value of the Portfolio's shares and (ii) no shares of the Portfolio were tendered for redemption or no purchase order was received. The New York Stock Exchange is open from Monday through Friday except on the following national holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. In the event that any of the above holidays falls on a Sunday, it is regularly observed on the following Monday. The net asset value of each Portfolio will not be calculated on the following local holidays: the day before Independence Day if Independence Day falls on a Saturday, the day after Thanksgiving, the day after Christmas, the day before Christmas if Christmas falls on a Friday or Saturday, the Monday following Christmas if Christmas falls on a Saturday, and the Friday before Christmas if Christmas falls on a Sunday.

   An equity security listed on a stock exchange is valued at the closing sale price on the exchange on which such security is principally traded. If no sale took place, the mean of the bid and asked prices at the close of trading is used. A security not listed on a stock exchange is valued at the closing sale price as reported on a readily available market quotation system, or, if no sales took place, the mean of the bid and asked prices at the close of trading in the over-the-counter market. Quotations of foreign securities in foreign currencies are converted to United States dollar equivalents using appropriately translated foreign market prices.

   Trading in securities on exchanges in European and Far Eastern countries, and in over-the-counter markets in such other nations, is normally completed well before the close of trading on the New York Stock Exchange. Trading of European and Far Eastern securities, either generally or in a particular country or countries, may not take place on every day on which the New York Stock Exchange is open. Furthermore, trading takes place in Japanese markets on certain Saturdays, and in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not normally calculated. The calculation of the net asset value of those Portfolios which do such trading, therefore, may not take place contemporaneously with the determination of the prices of many of the securities of each such Portfolio which are used in making the calculation of net asset value. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of the New York Stock Exchange, which events may not be reflected in the computation of a Portfolio's net asset value. If, during such periods, events occur which materially affect the value of the securities of a Portfolio, and during such periods either shares are tendered for redemption or a purchase or sale order is received by the Fund, such securities will be valued at fair value as determined in good faith by the Board of Directors of the Fund.

   Short-term debt securities having remaining maturities of 60 days or less are valued on an amortized cost basis unless the Board determines that such method does not represent fair value. This procedure values a purchased instrument at cost on the date of purchase plus assumes a constant rate of amortization of any discount or premium, regardless of any intervening change in general interest rates or the market value of the instrument.

   Options and convertible preferred stocks listed on a national securities exchange are valued as of their last sale price or, if there is no sale, at the current bid price. Futures Contracts are valued as of their last sale price or, if there is no sale, at the mean of the bid and asked price.

   All other securities and assets are valued at their fair value as determined in good faith by the Board of Directors of the Fund.

   With the approval of the Board, the Fund may utilize a pricing service, a bank, or a broker-dealer experienced in such matters to perform any of the above-described valuation functions.

   Further discussion of asset valuation methods is included in the Statement of Additional Information under the heading "DETERMINATION OF NET ASSET VALUE."

>  TAXES AND DIVIDENDS

   It is the Fund's policy to comply with the provisions of the Code regarding distribution of investment income. Under those provisions, a Portfolio will not be subject to federal income tax on that portion of its ordinary income and net capital gains distributed to shareholders.

   The Fund expects that each Portfolio will declare and distribute by the end of each calendar year all or substantially all ordinary income and net capital gains. Failure to distribute substantially all ordinary and net capital gains, as described, may subject the Fund to an excise tax.

   Dividends from ordinary income will be declared and distributed with respect to each Portfolio at least once each year. Ordinary income of each Portfolio is the investment company taxable income as defined in Section 852(b) of the Code. All dividends and distributions will be automatically reinvested in additional shares of the Portfolio with respect to which dividends have been declared, at net asset value, as of the ex-dividend date of such dividends.

   Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of shares of the Portfolio, such changes will not affect the income received by the Portfolios from such securities. However, the dividends paid by the Portfolios, if any, will increase or decrease in relation to the income received by the Portfolio from its investments, which would in any case be reduced by the Portfolio's expenses before it is distributed to shareholders.

   Section 817(h) of the Code and regulations thereunder set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. These requirements, which are in addition to diversification requirements applicable to the Portfolios under Subchapter M and the Investment Company Act of 1940, may affect the composition of a Portfolio's investments. Since the shares of the Fund are currently sold to segregated asset accounts underlying such variable life insurance policies, the Fund intends to comply with the diversification requirements as set forth in the regulations.

   The Secretary of the Treasury may in the future issue additional regulations or revenue rulings that will prescribe the circumstances in which a policyowner's control of the investments of a separate account may cause the policyowner, rather than the insurance company, to be treated as the owner of the assets of the separate account. Failure to comply with Section 817(h) of the Code or any regulations thereunder, or with any regulations or revenue rulings on policyowner control, if promulgated, would cause earnings on a policyowner's interest in the separate account to be includible in the policyowner's gross income in the year earned.

to learn more

- --------------------------------------------------------------------

More information on the Jefferson Pilot Variable Fund, Inc. is available free upon request, including the following:

Annual/Semiannual Report

The annual and semi-annual reports to shareholders provide additional information about the Fund's investments along with a discussion of the market conditions and investment strategies that significantly affected the Fund's performance.

Statement of Additional Information (SAI)

The SAI provides more details about the Portfolios of the Fund and their respective investment policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference.

To obtain information

By telephone: 800-258-3648 ext. 7719 (outside NH)
              800-322-0235 ext. 7719 (inside NH)

By mail, write to:
Jefferson Pilot Variable Fund, Inc.
One Granite Place

Concord, NH 03301

On the Internet, Fund documents and reports may be viewed or downloaded from the EDGAR database on the SEC's web site at: http://www.sec.gov


Copies of this information may be obtained by request, after paying a duplication fee, via e-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, D.C. (1-202-942-8090).


                           SEC file number: 002-94479

                       JEFFERSON PILOT VARIABLE FUND, INC.

                        FORMERLY CHUBB AMERICA FUND, INC.

                                One Granite Place

                          Concord, New Hampshire 03301

                                 (603) 226-5000

                                  A Series Fund
                                     with a
           World Growth Stock Portfolio Investing Primarily in Stocks
   International Equity Portfolio Invests In Securities Whose Primary Trading
                     Markets Are Outside The United States.
                   Money Market Portfolio Investing Primarily
                          in Money Market Instruments.
   Global Hard Assets Portfolio Investing Primarily in Hard Asset Securities. High Yield Bond Portfolio Investing Primarily In Corporate Obligations With
        Emphasis On Higher Yielding, Higher Risk, Lower-Rated Or Unrated
                                   Securities.

       Small Company Portfolio Investing Primarily in Equity Securities of
                                Small Companies.


 S&P 500 Index Portfolio invests in securities that make up the S&P 500 Index.


      Growth Portfolio Invests In Equity Securities That Have Above-Average
                                Growth Prospects.
           Growth and Income Portfolio Investing Primarily in Stocks.
             Capital Growth Portfolio Investing Primarily in Stocks.
                    Balanced Portfolio Investing Primarily in
                       Stocks and Fixed Income Securities.
     Emerging Growth Portfolio Investing Primarily in Emerging Growth Stocks

--------------------------------------------------------------------------------
      This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Prospectus for the Fund. It is incorporated by reference into the Prospectus. A copy of the Prospectus may be obtained by writing or calling the Fund at the address or telephone number above.
--------------------------------------------------------------------------------

The date of the Prospectus to which this Statement of Additional Information relates is May 1, 2000.


The date of this Statement of Additional Information is May 1, 2000.

                                TABLE OF CONTENTS

                                                                                                                          Page
                                                                                                                          ----
Business History................................................................................................
Investment Restrictions.........................................................................................
Secondary Investment Strategies.................................................................................
   World Growth Stock Portfolio.................................................................................
   International Equity Portfolio...............................................................................
   Money Market Portfolio.......................................................................................
   Global Hard Assets Portfolio.................................................................................
   High Yield Portfolio.........................................................................................
   Small Company Portfolio......................................................................................
   Growth Portfolio.............................................................................................
   S&P 500 Index Portfolio......................................................................................
   Growth & Income Portfolio....................................................................................
   Capital Growth Portfolio.....................................................................................
   Balanced Portfolio...........................................................................................
   Emerging Growth Portfolio....................................................................................
Description of Certain Investments and Risk Considerations......................................................
   Bank Obligations.............................................................................................
   Repurchase Agreements........................................................................................
   Commercial Paper.............................................................................................
   Loan Participation and other Direct Indebtedness.............................................................
   Corporate Asset Backed Securities............................................................................
   Lending of Securities........................................................................................
   Forward Commitments..........................................................................................
   Forward Foreign Currency Exchange Contracts..................................................................
   Depository Receipts..........................................................................................
   Restricted and Illiquid Securities...........................................................................
   Securities and Index Options.................................................................................
   Futures Contracts and Related Options........................................................................
   Options on Foreign Currencies................................................................................
   Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts.......................
   High Yield Bonds.............................................................................................
   Description of Investment Ratings............................................................................
   Governmental Securities......................................................................................
   Convertible Securities.......................................................................................
   Foreign Securities...........................................................................................
   Foreign Currencies...........................................................................................
   U.S. Dollar Obligations of Foreign Branches of U.S. Banks....................................................
   Brady Bonds..................................................................................................
   Emerging Market Securities...................................................................................
   Zero Coupon Bonds............................................................................................
   Stripped Mortgage-Backed Securities..........................................................................
   Warrants.....................................................................................................
   Dollar Roll Transactions.....................................................................................
   Swap Transactions............................................................................................
   Currency and Asset Swaps.....................................................................................
   Moody's Commercial Paper Ratings.............................................................................
   Standard & Poor's - Bond Ratings.............................................................................
   Standard & Poor's Commercial Paper Ratings...................................................................
Portfolio Turnover .............................................................................................
Federal Tax Matters.............................................................................................
Investment Advisory and Other Services..........................................................................
   Investment Adviser and Sub-Advisers..........................................................................
   Principal Underwriter........................................................................................


   Independent Auditors.........................................................................................
   Custodians...................................................................................................
   Payment of Expenses..........................................................................................
   Affiliates of the Fund, Investment Adviser, and Principal Underwriter........................................
Portfolio Transactions and Brokerage Allocations................................................................
Management of the Fund..........................................................................................
Capital Stock...................................................................................................
Control Persons and Principal Holders of Securities ............................................................
Offering and Redemption of Shares...............................................................................
Determination of Net Asset Value................................................................................
Taxes...........................................................................................................
Performance and Yield Information...............................................................................
   Money Market Portfolio.......................................................................................
   Non-Money Market Portfolios..................................................................................
Additional Information..........................................................................................
   Reports......................................................................................................
   Name and Service Mark........................................................................................
Financial Statements............................................................................................

                                BUSINESS HISTORY

      Jefferson Pilot Variable Fund, Inc., (the "Fund") is an open-end, diversified management investment company established by Jefferson Pilot Financial Insurance Company ("JPF"), to provide for the investment of assets of separate accounts established by Jefferson Pilot Financial, Jefferson-Pilot Life Insurance Company ("Jefferson Pilot") and Alexander Hamilton Life Insurance Company of America ("Alexander Hamilton") or their affiliated insurance companies. Jefferson Pilot Financial was purchased by Jefferson-Pilot Corporation, a North Carolina corporation, as of April 30, 1997. Such assets are acquired by the separate accounts pursuant to the sale of flexible premium variable life insurance policies and variable annuities (the "Policies"). The Fund has no business history prior to being incorporated in Maryland on October 19, 1984. In the future, the Fund may sell its shares to other separate accounts funding variable annuities and variable life insurance policies established by Jefferson Pilot Financial, its successors or assigns, and to other insurance companies with which Jefferson Pilot Financial is affiliated or unaffiliated, and may add or delete Portfolios.

                             INVESTMENT RESTRICTIONS

      The investment objectives of each Portfolio as described in the prospectus may be changed only with the approval of the stockholders of each Portfolio affected by the change. Each of the following investment restrictions are fundamental policies of the World Growth Stock, Money Market, Global Hard Assets and Small Company Portfolios and may not be changed for any such Portfolio without approval of a majority of the outstanding shares of each affected Portfolio. Investment restrictions 2, 3, 5, 6, 8-10 are fundamental policies for the Growth Portfolio and S&P 500 Index Portfolio. Investment restrictions 2, 3, 5, 6, 8-12 and 17 are fundamental policies for the Growth and Income, Capital Growth, Emerging Growth and Balanced Portfolios and investment restrictions 2, 3, 5 and 8, 10, 12 are fundamental restrictions of the International Equity Portfolio and investment restrictions 2, 3, 5, 6, 8, 9, 10, 11 and 12 are fundamental restrictions of the High Yield Bond Portfolio and may not be changed for any such Portfolio without approval of a majority of the outstanding shares of the affected Portfolio. Each restriction, whether or not fundamental, applies to each Portfolio of the Fund, unless otherwise indicated. A change in policy affecting only one Portfolio may be effected with the approval of a majority of the outstanding shares of that Portfolio only. Investment policies deemed not fundamental may be changed by the Fund's Board of Directors without the approval of the stockholders of the Portfolio affected by the change. (As used in the Prospectus and this Statement of Additional Information, the term "majority of the outstanding voting shares" means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares.) A Portfolio will not:


1. Invest more than 10%, or in the case of Emerging Growth Portfolio, S&P 500 Index Portfolio, High Yield Bond Portfolio, Global Hard Assets Portfolio and the Growth Portfolio 15%, of the value of the total assets of the Portfolio in securities, or 5%, except with respect to Emerging Growth Portfolio, International Equity Portfolio and the Growth Portfolio, of the value of the total assets of the Portfolio in equity securities, which are not readily marketable, such as repurchase agreements having a maturity of more than seven days, restricted securities, and securities that are secured by interests in real estate.

2. Invest in real estate, although it may buy securities of companies which deal in real estate and securities which are secured by interests in real estate, including interests in real estate investment trusts.

3. Invest in commodities or commodity contracts, except that the Growth and Income Portfolio, International Equity Portfolio, High Yield Bond Portfolio, the Growth Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, Global Hard Assets Portfolio, the Small Company Portfolio and the Emerging Growth Portfolio may each enter into financial futures contracts and options thereon that are listed on a national securities or commodities exchange and the S&P 500 Index Portfolio may invest in stock index futures and options on stock index futures and Global Hard Assets may enter into financial and commodity futures, forward and options contract thereon, if, immediately thereafter for that
      Portfolio: (a) the total of the initial margin deposits required with respect to all open futures positions at the time such positions were established plus the sum of the premiums paid for all unexpired options on futures contracts would not exceed 5% of the value of a Portfolio's total assets and (b) a segregated account consisting of cash or liquid high-grade debt securities or liquid equity securities in an amount equal to the total market value of any futures contracts purchased by a Portfolio, less the amount of any initial margin, is established by that Portfolio. In the case of an option that is "in-the-money" at the time of purchase, the "in-the-money" amount, as defined under Commodity Futures Trading Commission regulations, may be excluded in computing the 5% limit. Except the Growth Portfolio and Global Hard Assets Portfolio may engage in futures or options transactions which are permissible pursuant to Rule 4.5 under the Commodity Exchange Act, provided, however, that the Portfolio may use futures and options on futures (within the meaning of the Commodity Exchange Act), provided that the initial margin and premiums required to establish such positions, less the amount by which such options positions are in the money (within the meaning of the Commodity Exchange Act), do not exceed 5% of the Portfolio's net assets. In addition, (i) the aggregate value of securities underlying call options on securities written by the Growth Portfolio or obligations underlying put options on securities written by the Portfolio determined as of the date the options are written will not exceed

      50% of the Portfolio's net assets; (ii) the aggregate premiums paid on all options purchased by the Portfolio and which are being held will not exceed 20% of the Portfolio's net assets; (iii) the Portfolio will not purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its total assets would be so invested; and
      (iv) the aggregate margin deposits required on all futures and options on futures transactions being held will not exceed 5% of the Portfolio's total assets.

4. Invest in securities of other investment companies, except by purchases in the open market involving only customary broker's commissions or as part of a merger, consolidation, or acquisition, subject to limitations in the Investment Company Act of 1940 (the "1940 Act") and rules thereunder.

5. Make loans, except by the purchase of bonds or other debt obligations customarily distributed privately to institutional investors and except that the Fund may buy repurchase agreements and provided that the Emerging Growth Fund may lend its portfolio securities representing not in excess of 30% of its total assets and provided that the S&P 500 Index Portfolio may lend its portfolio secuities to brokers, dealers and financial institutions in amounts not to exceed (in the aggregate) 33 1/3% of its total assets (taken at market value and further provided the International Equity Portfolio, Global Hard Assets Portfolio and the High Yield Bond Portfolio may make loans if as a result less than 33 1/3% of the Portfolio's assets would be lent to other persons).

6. Except with respect to the International Equity Portfolio, make an investment unless, when considering all its other investments, 75% of the value of the Portfolio's assets would consist of cash, cash items, U.S. Government securities, securities of other investment companies, and other securities. For this restriction, "other securities" are limited, for each issuer, to not more than 5% of the value of the Portfolio's assets and to not more than 10% of the issuer's outstanding voting securities.

      As a matter of operating policy, the Fund, except the International Equity Portfolio, considers bank obligations as "other securities" and will invest no more than 5% of a Portfolio's total assets in the obligations of any one issuer and will own no more than 10% of the outstanding voting securities of such issuer. Pursuant to this operating policy, the Fund will not consider repurchase agreements to be subject to this 5% limitation if the collateral underlying the repurchase agreements are exclusively U.S. Government Obligations.


7. Except with respect to the International Equity Portfolio, S&P 500 Index Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, Balanced Portfolio, Emerging Growth Portfolio, Global Hard Assets Portfolio, Small Company Portfolio and High Yield Bond Portfolio invest more than 5% of the value of the total assets of the Portfolio in securities of companies having a record of less than three years' continuous operations, including predecessors and unconditional guarantors.

8. Act as an underwriter of securities of other issuers, except to the extent that it may be deemed to be an underwriter in reselling securities, such as restricted securities, acquired in private transactions and subsequently registered under the Securities Act of 1933.

9. Except with respect to the Emerging Growth Portfolio and Global Hard Assets Portfolio, borrow money, except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, any Portfolio may borrow from banks up to 5% of its assets taken at cost, provided in each case that the total borrowings have an asset coverage, of at least 300%. The Emerging Growth Portfolio, High Yield Bond Portfolio, Global Hard Assets Portfolio and Growth Portfolio may not borrow money in an amount in excess of 33 1/3% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes. S&P 500 Index Portfolio may borrow up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists). This restriction will not prevent the Growth Portfolio, International Equity Portfolio, High Yield Bond Portfolio, Growth and Income Portfolio, the Capital Growth Portfolio, Global Hard Assets Portfolio, the Balanced Portfolio, the S&P 500 Index Portfolio, the Small Company Portfolio or Emerging Growth Portfolio from entering into futures contracts as set forth above in restriction 3.

10. Issue securities senior to its common stock except to the extent set out in paragraph 9 above. For purposes hereof, writing covered call options, and as regards Emerging Growth Portfolio and Global Hard Assets Portfolio, put options, and entering into futures contracts, to the extent permitted by restrictions 3 and 13, and with respect to Global Hard Assets Portfolio currency and commodity contracts and related options purchased on margin and currency swaps shall not involve the issuance of senior securities.

11.   Except for the Global Hard Assets Portfolio, sell securities short.

12. Buy securities on margin, except that (1) it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and (2) the Growth and Income Portfolio, the Capital Growth Portfolio, the S&P 500 Index Portfolio, the Balanced Portfolio, Growth Portfolio, Global Hard Assets Portfolio, Small Company Portfolio and the Emerging Growth Portfolio may make margin deposits in connection with futures contracts and options transactions to the extent permitted by restrictions 3 and 13.


13. Except for the Growth Portfolio, Growth and Income Portfolio, S&P 500 Index Portfolio, High Yield Bond Portfolio, International Equity Portfolio, Balanced Portfolio, Capital Growth Portfolio, Global Hard Assets Portfolio, Small Company Portfolio and Emerging Growth Portfolio invest in or write puts, calls, straddles, or spreads (except that the Small Company Portfolio may not write puts). However, this restriction shall not prohibit the Portfolios (other than the Money Market Portfolio) from writing or selling covered call options or purchasing call options in order to close transactions. Nor shall this restriction prohibit the Emerging Growth, Global Hard Assets Portfolio or Capital Growth Portfolio from writing or selling covered call and put options or purchasing call or put options. (In addition, as a matter of operating policy, no Portfolio may write covered call options if, as a result, a Portfolio's securities covering all call options written or subject to put or call options would exceed 25% of the value of the Portfolio's total assets.) Provided that the International Equity Portfolio and the High Yield Bond Portfolio may write covered calls or put options with respect to 25% of their assets at any time and may invest more that 25% of the value of their net assets at any time in purchased puts, calls, spreads or straddles, or any combination thereof other than protective put options. The aggregate value or premiums paid on all options held by either the International Equity Portfolio, Global Hard Assets Portfolio, or the High Yield Bond Portfolio may not exceed 20% of the Portfolio's total net assets.


14. Except for the Growth and Income Portfolio, the International Equity Portfolio, the High Yield Bond Portfolio, the S&P 500 Index Portfolio, Global Hard Assets Portfolio and the Growth Portfolio, enter into a repurchase agreement with Jefferson Pilot Financial Insurance Company ("JPF"); The Chubb Corporation; or a subsidiary of either of such corporations.


15. Except for the Emerging Growth Portfolio, the S&P 500 Index Portfolio, the International Equity Portfolio, the High Yield Bond Portfolio and the Growth Portfolio, participate on a joint or joint and several basis in any trading account in securities. Transactions for the Portfolios and any other accounts under common management may be combined or allocated between the Portfolios and such other accounts.

16. Except for the Growth and Income Portfolio, the International Equity Portfolio, the High Yield Bond Portfolio and the Growth Portfolio, invest in companies for the purpose of exercising control of management.

17. Invest more than 25% of the value of the total assets of the Portfolio (other than the Global Hard Assets Portfolio) in securities of any one industry, provided that there is no limitation on the S&P 500 Index Portfolio with respect to investments in any industry which the S&P 500 Index becomes concentrated to the same degree during the same period. Banks are not considered a single industry for purposes of this restriction. (As a matter of operating policy, only the Money Market Portfolio may utilize this exception.) Nor shall this restriction apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

18. Invest in interests, other than debentures or equity stock interests, in oil and gas or other mineral exploration or development programs.

19. Invest more than 5% of the total value of the assets of the Portfolio in warrants, whether or not the warrants are listed on the New York or American Stock Exchanges, or more than 2% of the value of the assets of the Portfolio in warrants which are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.

20. Invest more than 15% of the value of the assets of the Portfolios (except the Emerging Growth Portfolio, Global Hard Assets Portfolio and the International Equity Portfolio, Growth Portfolio, and High Yield Bond Portfolio) in securities of foreign issuers that are not listed on a recognized U.S. or foreign securities exchange, or quoted on an inter-dealer quotation system. Provided, however that the International Equity Portfolio may not invest in foreign issuers unless, after such investment, issuers in at least the following number of different countries are represented in the Portfolio's holding: if up to 40% of the Portfolio's total assets are invested in foreign issuers, two foreign countries; if between 40% and 60% of the Portfolio's total assets are invested in foreign issuers, three foreign countries; if between 60% and 80% of the Portfolio's total assets are invested in foreign issuers, four foreign countries if over 80% of the Portfolio's total assets are invested in foreign issuers, five foreign countries.

                         SECONDARY INVESTMENT STRATEGIES

      All Portfolios (except the International Equity Portfolio) will be diversified as defined under the Investment Company Act of 1940. Please see the prospectus to learn about the principal investment strategies for each Portfolio.

World Growth Stock Portfolio

      The Portfolio seeks investment opportunities in all types of securities issued by companies or governments of any nation. Investments are usually made in common stocks, but may also include preferred stocks and certain debt securities, rated or unrated, such as convertible bonds and bonds selling at a discount; all of these debt securities will have credit ratings in the four highest rating categories of Standard & Poor's Rating Service Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's") or other nationally recognized statistical rating organizations ("NRSROs") or, if not rated, will be of comparable quality to obligations so rated in the judgment of Templeton. Securities rated BBB or Baa by Standard & Poor's or Moody's are considered investment grade obligations and are regarded as having adequate capacity to pay interest and repay principal, although adverse economic conditions or changing circumstances are more likely to lead to a weakening of such capacity than for higher grade bonds. Such securities may be considered to have speculative characteristics. In the event that the ratings of securities held by the Portfolio fall below investment grade, the Portfolio will not be obligated to dispose of such securities and may continue to hold such securities if, in the opinion of the Sub-Adviser, such investment is considered appropriate under the circumstances.

      Notwithstanding the investment objective of long-term capital growth, the Portfolio may on occasion, for defensive purposes and without limitation as to amount, invest in debt obligations of the U.S. Government, its agencies or instrumentalities for the purpose of earning income; hold cash and time deposits with banks in the U.S. or Canadian currencies or currencies of other nations; acquire repurchase agreements with respect to U.S. or Canadian government obligations; or invest in high grade commercial paper. The Portfolio may also invest in warrants, which are rights to buy certain securities at set prices during specified time periods.

      The Portfolio will generally be composed of investments from among many different industries. Although management may invest up to 25% of the Portfolio's assets in a single industry, it has no present intention of doing so.

International Equity Portfolio

      The equity and equity-related securities in which the International Equity Portfolio will invest are common stock, preferred stock, convertible debt obligations, convertible preferred stock and warrants or other rights to acquire stock that the Sub-Adviser believes offer the potential for long-term capital appreciation. The Portfolio may also invest in securities of foreign issuers in the form of sponsored and unsponsored ADRs, EDRs, GDRs, or other similar instruments representing securities of foreign issuers.

      The Portfolio may purchase and sell foreign currency on a spot basis in connection with the settlement of transactions in securities traded in such foreign currency. The Portfolio will not purchase and sell foreign currencies for speculative purposes. The Portfolio may enter into forward foreign currency contracts and foreign currency futures contracts for hedging purposes only. This includes entering into forward currency contracts and foreign currency futures contracts as an anticipatory hedge.

      The Portfolio's investments may include U.S. Government securities, restricted securities, mortgage-backed obligations, repurchase agreements, debt obligations of corporate and asset-backed issuers, debt obligations of foreign governments and their respective agencies, instrumentalities, political subdivisions and authorities and debt obligations issued or guaranteed by international or supranational entities that, in the opinion of the Sub-Adviser, offer the potential to enhance total return. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates. Under normal circumstances, the Portfolio will not invest more than 35% of its total assets in such debt obligations. The debt obligations in which the Portfolio may invest will be rated BBB or higher by S&P or Baa or higher by Moody's or if unrated, determined by the Sub-Adviser to be of comparable credit quality. The Portfolio will limit its investment in corporate debt obligations to less than 35% of its total assets. See "Description of Investment Ratings" for a description of the ratings assigned by Standard & Poor's and Moody's.


      The Portfolio may invest cash, held to meet redemption requests and expenses, in obligations of the United States and of foreign governments (including their political subdivisions), commercial paper, bankers' acceptances, certificates of deposit and other short-term evidences of indebtedness. The Portfolio will only purchase commercial paper if it is rated Prime 1 or Prime 2 by Moody's or A-1 or A-2 by Standard & Poor's. The Portfolio may also invest cash held for such purposes in short-term, high grade foreign debt securities. The Portfolio may also invest cash temporarily in short-term debt instruments to maintain liquidity or pending other investment.

      Notwithstanding the Portfolio's investment objective of long-term capital appreciation through investments in equity and equity-related securities of non-U.S. issuers or of companies whose securities are principally traded outside the United States, the Portfolio may on occasion, for temporary defensive purposes to preserve capital, hold part or all of its assets in cash, money market instruments, non-convertible preferred stocks, or, subject to certain tax restrictions, foreign currencies. The Portfolio may assume a temporary defensive posture only when political and economic factors affect foreign equity markets to such an extent that the Sub-Adviser believes there to be extraordinary risk in being substantially invested in such markets.

Money Market Portfolio

      The Portfolio invests exclusively in (1) obligations whose timely payment of principal and interest is backed by the full faith and credit of the U.S. Government or that of its agencies or instrumentalities ("U.S. Government Obligations") or which are secured or collateralized by such obligations, (2) short-term obligations of U.S. banks which are members of the Federal Deposit Insurance Corporation ("FDIC"), (3) U.S. dollar obligations of foreign branches of U.S. banks, or (4) instruments fully secured or collateralized by such bank obligations. Some of the obligations which the Portfolio buys are insured by the FDIC up to $100,000. The Portfolio may also invest in commercial paper, and may buy corporate or other notes if such notes are guaranteed as to the payment of principal and interest by U.S. banks' letters of credit or collateralized by U.S. Government Obligations.

      The Portfolio will invest only in securities which present minimal credit risk and (1) which have been rated or whose issuer has received a rating at the time of acquisition in one of the two highest rating categories for short-term debt obligations by any two Nationally Recognized Securities Rating Organization ("NRSROs"), or by one NRSRO if it is the only NRSRO to have issued a rating, ("Requisite NRSROs") or (2) which are unrated securities of comparable quality. The Portfolio will invest no more than 5% of the value of its total assets, at time of acquisition, in the securities of any one issuer, other than U.S. Government Obligations, except that the Portfolio may invest more than 5% of its total assets in securities of a single issuer rated in the highest rating category by the Requisite NRSROs for up to three business days after purchase. The Portfolio will also invest no more than 5% of its total assets, at time of acquisition, in securities rated in the second highest rating category by the Requisite NRSROs, with investment in any one issuer limited to no more than the greater of 1% of the Portfolio's total assets or $1,000,000.

      The Portfolio may enter into repurchase agreements whereby it purchases securities, subject to agreement by the other party to repurchase the obligations at a specified price and date. Repurchase agreements may involve certain additional risks.

      The principal risk factors associated with investment in the Money Market Portfolio are the risk of fluctuations in short-term interest rates and the risk of default among one or more issuers of securities which comprise the Portfolio's assets. Compared with the other available Portfolios, the Money Market Portfolio could be considered the least risky of all the Fund's Portfolios.

Global Hard Assets Portfolio

      The Sub-Adviser believes "Hard Asset Securities" as defined in the Prospectus offer an opportunity to achieve long-term capital appreciation and to protect wealth against eroding monetary values during periods of cyclical economic expansions. Since the market action of Hard Asset Securities may move against or independently of the market trend of industrial shares, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. An investment in the Portfolio's shares should be considered part of an overall investment program rather than a complete investment program.

      Hard Asset Securities entail certain risks including, but not limited to greater volatility of energy and basic materials prices; possible instability of the supply of various Hard Assets; the risks generally associated with extraction of natural resources; actions and changes in government which could affect the production and marketing of Hard Assets.

      The Portfolio may invest in common stocks; preferred stocks (either convertible or non-convertible); debt securities rights; warrants; direct equity interests in trusts, partnerships, joint ventures and other incorporated entities or enterprises; and special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. The Portfolio may invest up to 10% of its net assets, taken at market value at the time of investment, in precious metals, either in bullion or coins.

      The Fund may invest in lower quality, high-yielding debt securities (commonly referred to as "junk bonds") of Hard Asset Companies rated as low as CCC by S&P or Caa by Moody's. These debt instruments have some "equity" characteristics in that, while not directly linked, their value may increase or decrease with the value of a Hard Asset, reflecting the ability of the Hard Asset Company to make scheduled payments of interest and principal. Lower rated debt securities are considered speculative and involve greater risk of loss than higher rated debt securities and are more sensitive to changes in the issuer's capacity to pay. Debt rated Caa or CCC presents a significantly greater risk of default than do higher rated securities and, in times of poor business or economic conditions, the Fund may lose interest and/or principal on such securities. In addition to sensitivity to interest rates, debt securities of Hard Asset Companies may fluctuate in price in connection with changes in the price of the relevant Hard Asset. The Fund will not invest more than 25% of its assets in debt securities rated below BBB by S&P or Baa by Moody's.

      The Portfolio may invest in derivatives. Derivatives in which the Portfolio may invest include future contracts, forward contracts, options, swaps and structured notes and other similar securities as may become available in the market. The Portfolio may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities, or financial or commodity indices. An indexed security enables the investor to purchase a note whose coupons and/or principal redemption are linked to the performance of an underlying asset. Indexed securities may be publicly traded or may be two-party contracts (such two-party agreements are structured notes). When the Portfolio purchases a structured note it will make a payment of principal to the counterparty. The Portfolio will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. The Sub-Investment Manager will monitor the liquidity of structured notes under the supervision of the Board of Directors and structured notes determined to be illiquid will be aggregated with other illiquid securities and limited to 15% of the total assets of the Portfolio. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. In addition, the Portfolio may invest in futures and forward contracts and options on precious metals and other Hard Assets.

      The Portfolio may invest up to 5% of its net assets in premiums for options on equity securities and equity indexes and up to 5% of its net assets in warrants, including options and warrants traded in over-the-counter markets. Warrants received as dividends on securities held by the Portfolio and warrants acquired in units or attached to securities are not included in this restriction. The Portfolio may buy and sell financial futures contracts and options in financial futures contracts. The Portfolio may purchase or sell puts and calls on foreign currencies and securities; invest in "when-issued" securities, "partly paid" securities (securities paid for over a period of time) and securities of foreign issuers; and may lend its portfolio securities and borrow money for investment purposes.

      The Portfolio may invest up to 35% of its net assets in debt securities whose value is not linked to the value of a Hard Asset or a Hard Asset Company and securities of companies which are not Hard Asset Companies. Non-Hard Asset debt securities include, but are not limited to, high grade, liquid debt securities of foreign companies, foreign governments and the U.S. Government and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in money market instruments denominated in U.S. dollars or a foreign currency.

      The Sub-Adviser believes the Portfolio may offer a hedge against inflation, particularly commodity price driven inflation. However, there is no assurance that rising commodity (or other hard asset) prices will result in higher earnings or share prices for the Hard Asset Companies held by the Portfolio. Hard Asset Company equities are affected by many factors, including movements in the overall stock market. Inflation may cause a decline in the overall stock market, including the stocks of Hard Asset Companies.

      The assets of the Portfolio invested in fixed income securities, excluding fixed income securities whose value is linked to the value of a Hard Asset and of Hard Asset Companies, will consist of securities which are believed by the Sub-Investment Manager to be high grade, that is rated A or better by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's), Fitch-1 by Fitch or Duff-1 by Duff & Phelps ("D&P") or if unrated, of comparable quality in the judgment of the Sub-Investment Manager, subject to the supervision of the Board of Directors. The assets of the Portfolio invested in short-term instruments will consist primarily of securities rated in the highest category (for example, commercial paper rated "Prime-1" or "A-1" by Moody's and S&P, respectively) or if unrated, in instruments that are determined to be of comparable quality in the judgment of the Sub-Investment Manager, subject to the ultimate supervision of the Board of Directors, or are insured by foreign or U.S. governments, their agencies or instrumentalities as to payment of principal and interest. The Portfolio may invest up to 10% of its assets in asset-backed securities such as collateralized mortgage obligations and other mortgage and non-mortgage asset-backed securities. Asset-backed securities backed by Hard Assets and whose value is expected to be linked to underlying Hard Assets are excluded from the 10% limitation.

High Yield Bond Portfolio

      The debt securities in which the High Yield Bond Portfolio may invest include bonds, debentures, notes, equipment lease certificates, equipment trust certificates (including interests in trusts or other entities representing such obligations), conditional sales contracts, commercial paper and U.S. Government Securities, mortgage-backed securities including CMOs, stripped mortgage-backed securities, asset-backed bonds, collateralized bond or loan obligations, bonds on which interest is payable in kind, deferred interest bonds and zero coupon bonds. The Fund may also invest in parallel pay CMOs and PAC Bonds. The High Yield Bond Portfolio also may invest in common stocks, warrants, loan participation, assignments, securities sold through private placements and ADRs, EDRs and GDRs. The Sub-Adviser believes that these investments will increase the Fund's diversification and enhance return, but also involve certain risks, described below.

      The High Yield Bond Portfolio may also invest in other instruments or utilize investment techniques that involve special risks. These include: emerging market securities, Brady Bonds, interest rate swaps, currency swaps, other types of available swap agreements, mortgage dollar roll transactions, options on securities and securities indices, forward foreign currency exchange contracts, options on foreign currency, futures contracts and options thereon, repurchase agreements, borrowing from a bank and lending portfolio securities.

      The Portfolio may invest in futures contracts for hedging purposes only. The Portfolio has adopted the additional restriction that it will not enter into a futures contract if, immediately thereafter, the value of securities and other obligations underlying all such futures contracts would exceed 50% of the value of the Portfolio's total assets.

      The High Yield Bond Portfolio may sell a security short as a hedge against portfolio holdings whose credit is deteriorating. The Fund's short sales are limited to situations where the Portfolio owns a debt security of a company and sells short a different type of security issued by the same company such as common or preferred stock or a senior or junior debt security. The total market value of all securities sold short may not exceed 2% of the Portfolio's net assets.

      When and if available, fixed-income securities may be purchased at a discount from face value. However, the Portfolio does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time the Portfolio may purchase securities not paying interest at the time acquired if, in the opinion of the Sub-Adviser, such securities have the potential for future income or capital appreciation.

      Securities offering the high current income sought by the High Yield Bond Portfolio are ordinarily in the lower rating categories of recognized rating agencies (that is, ratings of Baa or lower by Moody's or BBB by Standard & Poor's) or are unrated and generally involve greater volatility of price and risk of principal and income than securities in the higher rating categories. The Portfolio may invest in securities rated Baa by Moody's or BBB by Standard & Poor's as well as securities rated Ba or lower by Moody's or BB or lower by Standard & Poor's. No minimum rating standard is required by the Portfolio.

      While the Sub-Adviser may refer to ratings issued by established credit rating agencies, it is not the Portfolio's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with MFS's own independent ongoing review of the credit quality. The Portfolio's achievement of its investment objective may be more dependent on the Sub-Adviser's own credit analysis than in the case of an investment company primarily investing in higher quality fixed-income securities. Since shares of the Portfolio represent an investment in securities with fluctuating market prices, the value of shares of the Portfolio will vary as the aggregate value of the portfolio securities of the Portfolio increases or decreases. However, changes in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity to the Portfolio.

      The Portfolio seeks to maximize the return on its portfolio by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. This may result in increases or decreases in the holding by the Fund of debt securities which sell at moderate to substantial premiums or discounts from face value. Moreover, if the Sub-Adviser's expectations of changes in interest rates or its evaluation of the normal yield relationship between two securities proves to be incorrect, the income, net asset value and potential capital gain of the Portfolio may be decreased or its potential capital loss may be increased.

      The High Yield securities in which the High Yield Bond Portfolio may invest may be rated below investment grade by Standard & Poor's or by Moody's (i.e., bonds rated BB or below by Standard & Poor's or Ba or below by Moody's) or be unrated. The High Yield Bond Portfolio may invest 100% of its net assets in lower rated corporate debt obligations. Securities rated BB or below by Standard & Poor's or Ba or below by Moody's (or comparable unrated securities), commonly known as "high yield, high risk," are considered, on balance, speculative with respect to capacity to pay interest, dividends and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. As a result, investment in such securities will entail greater speculative risks than those associated with investment-grade securities (i.e., bonds rated BBB or higher by Standard & Poor's or Baa or higher by Moody's). The Securities and Exchange Commission takes the position that securities rated BB or below by Standard and Poor's or Ba or below by Moody's (or comparable unrated securities) may be classified as "junk" or "junk bonds." No minimum rating standard is required for a purchase of securities by the High Yield Bond, Growth and Income or Growth Portfolios.

      An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower rated securities will have an adverse effect on a Portfolio's net asset value to the extent it invests in such securities. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings The secondary market for high yield, high risk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a Portfolio's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield, high risk bond securities could contract further, independent of any specified adverse changes in the condition of a particular issuer. As a result, a Portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Portfolio's net asset value.

      Since investors generally perceive that there are greater risks associated with lower-rated debt securities, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market resulting in greater yield and price volatility.

      Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisitions will not affect cash income from such securities but will be reflected in a Portfolio's net asset value.

      Lower-rated (and comparable non-rated) securities tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Sub-Advisers will attempt to reduce these risks through diversification of these Portfolios' portfolios and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.

Small Company Portfolio

      The Small Company Portfolio may invest up to 20% of its gross assets in debt securities, including U.S. Government Obligations and corporate debt securities. No more than 5% of the Portfolio's gross assets may be invested in debt securities which are not investment grade quality. Non-investment grade debt securities may be considered to have speculative characteristics. In the event that the rating of an investment grade debt security held by the Portfolio falls below investment grade, the Portfolio may continue to hold such security if, in the opinion of the Sub-Investment Manager, such investment is considered appropriate under the circumstances and is consistent with the Portfolio's investment objective and policies.

      The Small Company Portfolio intends to be substantially fully invested at all times. If suitable investments are not immediately available, the Portfolio may hold a portion of its assets in short-term investments such as commercial paper, cash and cash equivalents, certificates of deposit, bankers' acceptances, and other money market instruments. Short-term investments will not normally represent more than 10% of the Portfolio's gross assets. For temporary defensive purposes, however, the Portfolio may invest up to 100% of its gross assets in such short-term investments. The Portfolio will assume a defensive posture only when political and economic factors affect common stock markets to such an extent that the Sub-Adviser believes there to be extraordinary risks in being substantially invested in common stocks.

      The Small Company Portfolio will invest primarily in U.S. companies, but may, when deemed appropriate by the Sub-Investment Manager, invest in and hold up to 25% of the Portfolio's gross assets in foreign securities, including both direct investments and investments made through depository receipts. It is anticipated that the Portfolio's investments in foreign securities will consist primarily of equity securities of companies organized outside the U.S., though they may also include debt obligations of foreign companies and governments. See "Foreign Securities" and "Depository Receipts" for the special risks associated with foreign investments.

      The Small Company Portfolio may invest in warrants, which are rights to buy certain securities at set prices during specified time periods. The Portfolio may also write covered call options and purchase call and put options on securities and stock indices. The Portfolio may also purchase or write financial futures contracts and options thereon, including stock index futures contracts. The Portfolio may also enter into closing transactions with respect to such options and futures contracts.

      Issuers of small company securities tend to be companies which are smaller or newer than those listed on the New York or American Stock Exchanges and are traded primarily in the over-the-counter market (though they may be listed for trading on the New York or American Stock Exchange). Because issuers of small company securities tend to be smaller or less well established companies, they may have limited product lines, market share or financial resources. While small-cap company securities may offer a greater capital appreciation potential than investments in mid- or large-cap company securities, they may also present greater risks. Small-cap company securities tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid- to large-cap company securities and, as a result, they may experience more abrupt and erratic price movements.

Growth Portfolio

      The Portfolio invests primarily in equity securities that Strong Capital Management, Inc. ("Strong"), the Growth Portfolio's Sub-Adviser, believes have above-average growth prospects. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. While the emphasis of the Growth Portfolio is clearly on equity securities, the Growth Portfolio may invest a limited portion of its assets in debt obligations when the Portfolio's Sub-Adviser perceives that they are more attractive than stocks on a long-term basis. When the Sub-Adviser determines that market conditions warrant a temporary defensive position, the Growth Portfolio may invest without limitation in cash and short-term fixed-income securities.

      The Growth Portfolio may invest up to 35% of its total assets in debt obligations that are considered investment grade or, if not rated, of equivalent investment quality as determined by Strong, including intermediate to long-term corporate, U.S. Government or agency debt securities, bank obligations or commercial paper. When Strong determines that market conditions warrant a temporary defensive position, the Growth Portfolio may invest without limitations in cash and short-term fixed income securities. Although the debt obligations in which it invests will be primarily investment grade, the Fund may invest up to 5% of its net assets in non-investment grade debt obligations (debt securities rated Ba or lower by Moody's or BB or lower by Standard & Poor's).

      The Growth Portfolio may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depository receipts. See "Foreign Securities" and "Depository Receipts" for the special risks associated with foreign investments.

       The Portfolio may write put and call options. This means that the Portfolio sells an option to another party to either sell a stock to (put) or buy a stock from (call) the Portfolio at a predetermined price in the future. When the Portfolio writes put or call options it will receive fees or premiums but is exposed to losses due to changes in the value of the stock that the put or call is written against. Writing options can serve as a limited or partial hedge against adverse market movements. This is because declines in the value of the hedged stock will be offset by the premium received for writing the option. Whether or not this hedging strategy is successful depends on a variety of factors, particularly the ability of the portfolio manager to predict movements of the price of the hedged stock. The portfolio manager's decision to engage in this hedging strategy will reflect the manager's judgment that writing an option on a stock will provide value to the Portfolio.


      The Portfolio may purchase obligations on a when-issued or forward commitment basis, enter into repurchase, reverse repurchase and mortgage dollar roll agreements, swap agreements, foreign currency transactions, loan its portfolio securities, purchase restricted securities, forward foreign currency contracts, options and futures contracts and borrow from banks. The Portfolio may purchase zero coupon bonds, mortgage and other asset backed securities, bonds with interests payable in kind, foreign government securities and the securities of unsecured issuers. The Portfolio may also purchase the securities of other investment companies and small capitalization companies. The Growth Portfolio may make short sales against the box and invest up to 15% of its assets in illiquid securities.


S&P Index 500 Portfolio


      Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.


      The S&P 500 Index Portfolio seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the Portfolio's Sub-Adviser, Barclays Global Fund Advisors (Barclays), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the Portfolio reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. Barclays does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. Barclays makes no attempt to apply economic, financial or market analysis when managing the Portfolio. Including a security among the Portfolio's holdings implies no opinion as to its attractiveness as an investment.


       The S&P 500 Index Portfolio may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver
(and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. With respect to stock indices that are permitted investments, the Portfolio intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidiation of an unfavorable position.

Growth and Income Portfolio

      The Growth and Income Portfolio invests at least 80% of its assets in common stocks and other equity securities such as preferred stocks and securities convertible into common stock that are either listed on the New York Stock Exchange, traded over-the-counter or, to a lesser extent, listed on other national securities exchanges. Securities are selected principally for potential capital appreciation, based upon such criteria as relatively low price to earnings ratio and relatively low price to book value ratio, as compared to such ratios for the market in general and, secondarily, for current income and increasing future dividends.

      The Growth and Income Portfolio may also invest without limit for temporary or defensive purposes in high-grade debt securities and money market securities, including U.S. Government Obligations, commercial paper and bank obligations, and repurchase agreements.


      The Growth and Income Portfolio will invest primarily in U.S. companies, but may, when deemed appropriate by Credit Suisse, invest in and hold up to 20% of the Portfolio's total assets in foreign securities, which are either traded in the U.S. or securities of foreign issuers purchased directly in foreign markets or foreign securities represented by Depository Receipts. The Portfolio's investments in foreign securities will primarily be in equity securities of companies organized outside the U.S., but may also include debt obligations of foreign companies and governments.

      The Growth and Income Portfolio may write covered call options or purchase put and call options with respect to certain of its portfolio securities or purchase stock index options for hedging purposes or to enhance income. The Growth and Income Portfolio may also purchase or write futures contracts, including stock index futures contracts. The Portfolio may also enter into closing transactions with respect to such options and futures contracts.

      The prices of the securities purchased for the Growth and Income Portfolio will tend to fluctuate more than the prices of securities purchased for the Bond Portfolio or the Money Market Portfolio. As a result, the net asset value of the Growth and Income Portfolio may experience greater short-term and long-term variations than Portfolios that invest primarily in fixed income securities.

Capital Growth Portfolio

      Although the Portfolio expects that under normal conditions its assets will be primarily invested in common stocks, to the extent that it is not so invested, the Capital Growth Portfolio may also invest in other securities, including: U.S. Government Obligations, corporate bonds and debentures, high grade commercial paper, preferred stocks, convertible securities, warrants or other securities of U.S. issuers when the Sub-Adviser perceives an opportunity for capital growth from such securities or so that the Portfolio may receive a return on its idle cash. Pursuant to an exemptive order received by the Sub-Adviser from the SEC, the Portfolio may also invest in money market funds managed by the Sub-Adviser as a means of receiving a return on idle cash. The Portfolio's cash position may increase when the Sub-Adviser is unable to locate investment opportunities that it believes have desirable risk/reward characteristics. Investments in debt securities will be limited to securities of U.S. companies, the U.S. Government and foreign governments and foreign governmental entities. Foreign governmental entities include supranational organizations, such as the European Economic Community and the World Bank, that are chartered to promote economic development and are supported by various governments and governmental entities. All debt securities in which the Portfolio invests, except as noted below, will have credit ratings in the four highest rating categories of Standard & Poor's or Moody's or other NRSROs or, if not rated, will be of comparable quality to obligations so rated in the judgment of the Sub-Investment Manager. The Capital Growth Portfolio may invest up to 5% of its assets in bonds that are below investment grade (bonds rated Ba or lower by Moody's or BB or lower by Standard & Poor's) and unrated securities of comparable quality as determined by the Sub-Investment Manager.

      Investments may also be made in foreign equity securities and in Depository Receipts. The Portfolio will not invest more than 25% of its assets in foreign securities denominated in foreign currencies and not publicly traded in the U.S. Additionally, in order to manage exchange rate risks, the Portfolio may enter into foreign currency exchange contracts (agreements to exchange one currency for another at a future date).

      The Portfolio may purchase and sell futures contracts and may write covered call options and purchase call and put options as described in this Statement of Additional Information.

      The Portfolio may invest in "special situations" from time to time. A special situation arises when, in the Sub-Adviser's opinion, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough or a new product, at that company.

      The Portfolio expects that its securities will primarily be traded on U.S. and foreign securities exchanges and established over-the-counter markets.

      The foreign securities and ADRs, EDRs and GDRs in which the Portfolio may invest involve special considerations and risks. Investing in foreign currency exchange contracts involves certain risks since shifting the Portfolio's currency exposure from one currency to another removes the Portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses if the Sub-Adviser's projection of future exchange rates is inaccurate. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The price of the securities purchased by the Capital Growth Portfolio will tend to fluctuate more than the prices of securities purchased by the Money Market Portfolio.

Balanced Portfolio

      The Balanced Portfolio may invest in any type or class of security. Normally, the Balanced Portfolio will invest in common stocks and fixed income securities; however, it may also invest in warrants and in securities convertible into common stocks. At least 25% of the value of its assets will be invested in fixed income securities. The Portfolio may purchase and sell futures contracts and may write covered call options and purchase call and put options as described in this Statement of Additional Information. The Portfolio may also invest in zero coupon debt obligations. In order to provide additional diversification the Portfolio may invest in equity and debt securities of foreign issuers (and in Depository Receipts) limited to 15% of the Portfolio's total assets.

      In implementing the investment objectives of the Balanced Portfolio, Janus will select securities believed to have potential for the production of current income, with emphasis on securities that also have potential for capital enhancement. In an effort to protect its assets against major market declines, or for other temporary defensive purposes, the Balanced Portfolio may actively pursue a policy of retaining cash or investing part or all of its assets in cash equivalents, such as U.S. Government Obligations, high grade commercial paper and U.S. dollar obligations of foreign branches of U.S. banks. Pursuant to an exemptive order received by Janus from the SEC, the Portfolio may also invest in money market funds managed by Janus as a means of receiving a return on idle cash. The Portfolio's cash position may increase when Janus is unable to locate investment opportunities that it believes have desirable risk/reward characteristics.

      The prices of equity securities in which the Balanced Portfolio invests will fluctuate day to day and, as a result, the value of an investment in the Balanced Portfolio will vary based upon such market conditions. The value of the Balanced Portfolio's investment in fixed income securities will vary depending on various factors including prevailing interest rates. Fixed income securities are also subject to the ability of the issuer to make payments of principal and interest when due. Although the Balanced Portfolio seeks to reduce both financial and market risks associated with any one investment medium, performance of the Balanced Portfolio will depend on such additional factors as timing the mix of investments and the ability of Janus to predict and react to changing market conditions. Investment in foreign securities and ADRs involve special considerations and risks.

Emerging Growth Portfolio

      While the Portfolio will invest primarily in common stocks, the Portfolio may, to a limited extent, seek appreciation in other types of securities such as fixed income securities (which may be unrated), convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments.


      The Portfolio may also enter into forward foreign currency exchange contracts for the purchase or sale of foreign currency for hedging purposes and non-hedging purposes, including transactions entered into for the purpose of profiting from anticipated changes in foreign currency exchange rates, as well as options on foreign currencies. The Portfolio may also hold foreign currency. The Portfolio may invest up to 25% of its total assets in foreign securities which may be traded on foreign exchanges. The Portfolio may hold cash equivalents or other forms of debt securities as a reserve for future purchases of common stock or to meet liquidity needs. The Portfolio may also invest in emerging market securities.

      The Portfolio may invest up to 5% of its assets in below investment grade fixed income securities or comparable unrated securities. Investments in below investment grade fixed income securities, while offering generally high current income and generally providing greater income and opportunity for gain than investments in higher rated securities, usually entail greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities), and involve greater volatility of price (especially during periods of economic uncertainty or change) than investments in higher rated securities and because yields may vary over time, no specified level of income can ever be assured.

      The Portfolio may also invest in fixed income securities rated Baa (Moody's) or BBB (S&P), or better, and comparable unrated securities. Securities rated Baa or BBB, while normally exhibiting adequate protection parameters, may have speculative characteristics and changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities.

      The Portfolio may invest in corporate asset-backed securities. The Portfolio may write covered call and put options and purchase call and put options on securities and stock indices in an effort to increase current income and for hedging purposes. The Portfolio may also purchase and sell stock index futures contracts and may write and purchase options thereon for hedging purposes and for non-hedging purposes, subject to applicable law. In addition, the Portfolio may purchase portfolio securities on a "when-issued" or on a "forward delivery" basis. The Portfolio may also invest a portion of its assets in "loan participations".

      While it is not generally the Portfolio's policy to invest or trade for short-term profits, the Portfolio may dispose of a portfolio security whenever MFS, the Sub-Investment Manager, is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Subject to tax requirements, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss.

      During periods of unusual market conditions when MFS, believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Portfolio may be invested in cash or cash equivalents including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances and repurchases agreements) with assets of $1 billion or more, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities and related repurchase agreements. U.S. Government securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

      The nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. In addition, there may be less research available on many promising small and medium sized emerging growth companies. The securities of emerging growth companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. Shares of the Portfolio, therefore, are subject to greater fluctuation in value than shares of a conservative equity Portfolio or of a growth Portfolio which invests entirely in proven growth stocks.


                       DESCRIPTION OF CERTAIN INVESTMENTS

      The following is a description of certain types of investments which may be made by the Portfolios and which may involve certain specific risks, discussed under "RISK CONSIDERATIONS" below:

Bank Obligations

      All of the Portfolios may acquire obligations of banks. These include certificates of deposit, which are normally limited to $100,000 per issuing bank, bankers' acceptances and time deposits. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers' acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). With a bankers' acceptance, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institution. None of the Portfolios will invest in time deposits maturing in more than seven days.

      The Money Market Portfolio will not invest in any security issued by a commercial bank unless the bank is organized and operating in the U.S. and is a member of the Federal Deposit Insurance Corporation. However, this limitation shall not prohibit investments in foreign branches of U.S. banks which otherwise meet the foregoing requirements.

Repurchase Agreements

      All of the Portfolios, may invest in repurchase agreements.

      All of the Portfolios may enter into repurchase agreements, whereby the Portfolio purchases securities (referred to as "underlying securities") from well-established securities dealers or banks, subject to agreement by the seller to repurchase the securities at a stated price on a specified date. The total amount received on repurchase would be calculated to exceed the price paid by the Portfolio, reflecting an agreed upon market rate of interest for the period from the time of the repurchase agreement to the settlement date, and would not necessarily be related to the interest rate on the underlying securities. The differences between the total amount to be received upon repurchase of the securities and the price which was paid by the Portfolio upon their acquisition is accrued as interest and is included in the Portfolio's net income declared as dividends. The underlying securities will consist of high-quality securities. With respect to the Money Market Portfolio, the underlying security must be either a U.S. Government Obligation or a security rated in the highest rating category by the Requisite NRSROs (as defined in the Prospectus) and must be determined to present minimal credit risk. The Fund has the right to sell securities subject to repurchase agreements but would be required to deliver identical securities upon maturity of the repurchase agreements unless the seller fails to pay the repurchase price. It is each Portfolio's intention not to sell securities subject to repurchase agreements prior to the agreement's maturity.

      Repurchase agreements involve certain risks not associated with direct investment in securities, including the risk that the original seller will default on its obligations to repurchase, as a result of bankruptcy or otherwise. If the seller defaults or becomes insolvent, a Portfolio could realize delays, costs or a loss in asserting its rights to the collateral in satisfaction of the seller's repurchase agreeement. To minimize this risk, a Portfolio will enter into repurchase agreements only if the repurchase agreement is structured in a manner reasonably designed to collateralize fully the value of a Portfolio's investment during the entire term of the agreement and in accordance with guidelines regarding the creditworthiness of the seller determined by the Board of Directors of the Fund. As a general matter, if the seller of the repurchase agreement is a bank it must have assets of at least $1,000,000,000; if the seller is a broker-dealer it must have a net worth of at least $25,000,000. The underlying securities, held as collateral, will be marked to market on a daily basis, and must be high-quality short-term securities.
The seller must provide additional collateral if at any time the market value of the obligation falls below the repurchase price. In addition, the securities underlying repurchase agreements must be either U.S. Government Obligations or securities that, at the time the repurchase agreement is made, are rated in the highest rating category by the Requisite NRSROs. Nevertheless, in the event that the other party to the agreement fails to repurchase the securities subject to the agreement, a Portfolio could suffer a loss to the extent proceeds from the sale of the underlying securities held as collateral were less than the price specified in the repurchase agreement.

Commercial Paper

      All of the Portfolios may invest in commercial paper. Commercial paper involves an unsecured promissory note issued by a corporation. It is usually sold on a discount basis and has a maturity at the time of issuance of nine months or less. In connection with the World Growth Stock Portfolio and the Small Company Portfolio, on the date of investment, such paper must be rated A-1 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-1 by Moody's Investor's Service, Inc. ("Moody's"), the highest commercial paper ratings, or the highest commercial paper ratings by other Nationally Recognized Securities Rating Organization (NRSROs), or, if not rated, must have been issued by a corporation with an outstanding debt issue rated AAA or AA by Standard & Poor's or AAA or Aa by Moody's as described below, and be of equivalent investment quality in the judgment of the Portfolio's Investment Manager or Sub-Investment Manager, as appropriate. On the date of investment, with respect to the Money Market Portfolio, such paper or its issuer must be rated in one of the two highest commercial paper rating categories by at least two NRSROs which have issued a rating with respect to such commercial paper or its issuer or by one NRSRO if that paper or its issuer has been rated by only one NRSRO or, if not rated, must be of comparable quality. In connection with the Growth and Income Portfolio, the Capital Growth Portfolio, and the Growth Portfolio, on the date of investment, such paper must be rated within the three highest categories by Moody's, Standard & Poor's or other NRSROs or, if not rated, must be of equivalent investment quality in the judgment of the Portfolio's Investment Manager or Sub-Investment Manager, as appropriate, except that the Capital Growth Portfolio may invest up to 5% of its assets in debt securities that are below investment-grade.

         The Global Hard Assets Portfolio may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Portfolio will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables the Portfolio to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Portfolio will purchase such commercial paper for hedging purposes only, not for speculation. The staff of the Securities and Exchange Commission has been considering whether the purchase of this type of commercial paper would result in the issuance of a "senior security" within the meaning of the 1940 Act. The Portfolio believes that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and maintain in such account cash not available for investment or U.S. Government securities or other liquid high quality securities having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

Loan Participations and Other Direct Indebtedness

      The Portfolios may purchase loan participations and other direct indebtedness. In purchasing a loan participation, a Portfolio acquires some or all of the of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans and other direct indebtedness that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation collateral from a secured loan or other direct indebtedness would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

      These loans and other direct indebtedness are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans and other direct indebtedness loans are typically made by a syndicate of lending institutions represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans and other direct indebtedness may be structured as a novation, pursuant to which the Portfolio would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the Portfolio would purchase an assignment of a portion of a lender's interest in a loan or other direct indebtedness either directly from the lender or through an intermediary. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

      Certain of the loan participations and other direct indebtedness acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligates a Portfolio to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when the Emerging Growth Portfolio might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments.

      The Portfolio's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loan participations and other direct indebtedness which the Portfolio will purchase, The Sub-Adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the Portfolio may be required to rely upon another lending institution to collect and pass on to the Portfolio amounts payable with respect to the loan and to enforce the Portfolio's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Portfolio from receiving such amounts. In such cases, the Portfolio will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan participation for the purposes of certain investment restrictions pertaining to the diversification of the Portfolio's investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Portfolio. For example, if a loan or other direct indebtedness is foreclosed, the Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Portfolio relies on the Sub-Adviser's research in an attempt to avoid situations where fraud and misrepresentation could adversely affect the Portfolio. In addition, loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Corporate Asset-Backed Securities

      The Growth Portfolio, the High Yield Bond Portfolio, the Global Hard Assets Portfolio, the International Equity Portfolio and the Emerging Growth Portfolio may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties.

      Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

      Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors and underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letter of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.


      The International Equity Portfolio, the High Yield Bond Portfolio, the Growth Portfolio, the Growth and Income, the Global Hard Assets Portfolio and the Emerging Growth Portfolios may invest in mortgage-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from mortgage loans secured by real property.

      Mortgage backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. This can occur when interest rates decline significantly. A Portfolio's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments and its ability to reinvest the returns or principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Portfolio invests in mortgage-backed securities, the values of its securities will vary with changes in market interest rates generally and the differentials in yields among various U.S. Government Securities and other mortgage-backed securities.

Lending of Securities

      Subject to their investment limitations the Portfolios may seek to increase their income by lending portfolio securities. Such loans will usually be made to member banks of the Federal Reserve System and to its member firms (and subsidiaries thereof) of the New York Stock Exchange and would be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Portfolios would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five days). During the existence of a loan, the Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the cash collateral or a fee. The Emerging Growth Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to firms deemed by The Sub-Adviser to be of good standing, and when, in the judgment of The Sub-Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk. If The Sub-Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 30% of the value of the Emerging Growth Portfolio's total assets. The Portfolios may pay reasonable administrative and custody fees in connection with loans of securities and may pay a portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker.

Forward Commitments

      The Portfolios except the Money Market Portfolio may, from time to time, purchase securities on a forward commitment, when issued, or delayed delivery basis. The price of such forward commitment securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made. Delivery and payment will take place at a later date. Normally, the settlement date may take up to three months. During the period between purchase and settlement, no payments are made by the Portfolio to the issuer and no interest accrues to the Portfolio. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. While forward commitment securities may be sold prior to the settlement date, each Portfolio intends to purchase such securities with the purpose of actually acquiring them, unless a sale appears desirable for investment reasons. At the time a Portfolio makes the commitment to purchase a security on a forward commitment basis, the Portfolio will record the transaction and reflect the value of the security in determining its net asset value. The Investment Managers do not believe that the net asset value or income of the Portfolios will be adversely affected by the purchase of securities on a forward commitment basis. Each Portfolio using forward commitments will maintain with its custodian in a segregated account liquid assets equal in value to its total commitments for forward commitment securities.

Forward Foreign Currency Exchange Contracts

      The Portfolios (except the Money Market Portfolio) may utilize forward foreign currency exchange contracts ("forward currency contracts") to hedge against the decline of a currency in which the Portfolio's securities are denominated or exposed. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the contract. These forward currency contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The Portfolios will enter into forward currency contracts only under two circumstances. First, when a Portfolio has entered into a contract to purchase or sell a security denominated in or exposed to a foreign currency, the Portfolio may be able to protect itself against a possible loss, between trade date and settlement date for such security, resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency in which such security is denominated or exposed, by entering into a forward currency contract in U.S. dollars for the purchase or sale of the amount of the foreign currency involved in the underlying security transaction. However, this tends to limit potential gains which might result from a positive change in such currency relationships. Second, when management of a Portfolio believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against the U.S. dollar (or another currency), the Portfolio may enter into a forward currency contract to sell or buy an amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in or exposed to such foreign currency, or a proxy currency whose performance is expected to correlate to the currency.

      The Portfolios may enter into forward currency contracts or maintain a net exposure on such contracts only if (i) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in or exposed to the currency and (ii) the Portfolios maintain with their custodian liquid assets in a segregated account in an amount not less than the value of the Portfolio's total assets committed to the consummation of the contracts or otherwise cover the forward currency contract in accordance with the current SEC's regulations. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

      The Portfolios' use of forward foreign currency exchange contracts involves the special risks described below. The precise matching of the amounts of foreign currency contracts and the value of the portfolio securities being hedged will not generally be possible, because the future value of such securities in foreign currencies will change as a consequence of movements in the market value of those securities between the dates the forward currency contracts are entered into and the dates they mature.


      In addition, since it is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward currency contract, it may be necessary for the Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the securities being hedged is less than the amount of foreign currency the Portfolio would be obligated to deliver upon the sale of such securities. Conversely, it may be necessary for the Portfolio to sell some of the foreign currency received upon the sale of portfolio securities on the spot market if the market value of such securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.


      Further, the Portfolios may not always be able to enter into a forward currency contract when the Sub-Investment Manager deems it advantageous to do so, for instance, if the Portfolio is unable to find a counterparty to the transaction at an attractive price. Moreover, the Portfolio may not be able to purchase forward currency contracts with respect to all of the foreign currencies in which its portfolio securities may be denominated. In those circumstances, and in other circumstances in which the Portfolio enters into a cross-hedging forward currency contract, the correlation between the movements in the exchange rates of the subject currency and the currency in which the portfolio security is denominated may not be precise. Finally, the cost of purchasing forward currency contracts in a particular currency will reflect, in part, the rate of return available on instruments denominated in that currency. The cost of purchasing forward contracts to hedge portfolio securities that are denominated in currencies that, in general, yield high rates of return may, therefore, tend to reduce the rate of return.

Depository Receipts

      The World Growth Portfolio, the International Equity Portfolio, the Global Hard Assets Portfolio, the Growth Portfolio, the Small Company Portfolio, the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the High Yield Bond Portfolio and the Emerging Growth Portfolio may also invest in Depository Receipts, (ADRs, GDRs and EDRs.) ADRs are certificates issued by a United States bank representing the right to receive securities of a foreign issuer deposited in a foreign branch of a United States bank and traded on a United States exchange or over-the-counter. European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") are typically issued by foreign banks or trust companies, although they may be by US banks or trust companies, and also evidence ownership of underlying securities issued by a foreign or U.S. securities market. Investments in ADR's often have advantages over direct investments in the underlying foreign securities, including the following: they are more liquid investments, they can be sold for U.S. dollars, they may be transferred easily, market quotations are readily available in the U.S. and more uniform financial information is available for the issuers of such securities.

      Generally, Depository Receipts in registered form are designed for use in the U.S. securities market and Depository Receipts in bearer form are designed for use in securities markets outside the United States. Depository Receipts may not necessarily be denominated in the same currency as the underlying securities in to which they may be converted. Depository Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depository Receipts. In unsponsored programs the issuer may not be directly involved in the creation of the program. In some cases it may be easier to obtain financial information from an issuer that has participated in the creation of the sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the securities. There are no fees imposed on the purchase or sale of ADR's when purchased from the issuing bank in the initial underwriting, although the issuing bank may impose charges for the collection of dividends and the conversion of ADR's into the underlying ordinary shares. Brokerage commissions will be incurred if ADRs are purchased through brokers on the U.S. stock exchanges.

      Depository Receipts also involve the risks of other investment in foreign securities; for purposes of each Fund's investment policies, a Fund's investment in Depository Receipts will be deemed to be investments in the underlying securities.

Restricted and Illiquid Securities

      All of the Portfolios may to some extent purchase certain restricted securities (those that are not registered under the Securities Act of 1933 ("33 Act") but can be offered and sold to "qualified institutional buyers" under Rule 144A of the 33 Act) and limited amounts of illiquid investments, including illiquid restricted securities. Limitations on illiquid securities and other illiquid investments for each Portfolio are described in the Portfolio's investment restriction above.

      Illiquid investments include many restricted securities, repurchase agreements that mature in more than seven days, currency and interest rate swaps, time deposits that mature in more than seven days or that have a notice or demand period more than seven days, certain over-the-counter option contracts, participation interests in loans, securities not readily marketable and certain restricted securities.

      Certain repurchase agreements which provide for settlement in more than seven days, however, can be liquidated before the nominal fixed term on seven days or less notice. The Portfolios will consider such repurchase agreements as liquid. Likewise, restricted securities (including commercial paper issued pursuant to 4(2) of the 33 Act) that the Board of Directors or the sub-advisers have determined to be liquid will be treated as such.

Securities and Index Options

      All of the Portfolios, except the Money Market Portfolio may write (sell) covered call options and purchase call options in order to close transactions. In addition, the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the International Equity Portfolio, the Growth Portfolio, the High Yield Bond Portfolio, the Global Hard Assets Portfolio and the Emerging Growth Portfolio may purchase put and call options to enhance investment performance or for hedging purposes. The Small Company Portfolio may purchase put and call options for hedging purposes. The options activities of a Portfolio may increase its portfolio turnover rate and the amount of brokerage commissions paid. These commissions may be higher than those which would apply to purchases and sales of securities directly.

      Writing Covered Call Options. A call option is a contract that gives the holder (buyer) of the option the right to buy (in return for a premium paid), and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at a specified price (the exercise price) at any time before the option expires. A covered call option is a call in which the writer of the option, for example, owns the underlying security throughout the option period. In such cases, the security covering the call will be maintained in a segregated account with the Fund's custodian. The exercise price of a call option written by a Portfolio may be below, equal to or above the current market value of the underlying security at the time the option is written. A Portfolio will write covered call options to reduce the risks associated with certain of its investments or to increase total investment return through the receipt of premiums.

      A Portfolio may attempt to protect itself from loss due to a decline in value of the underlying security or from the loss of appreciation due to its rise in value by buying an identical option, in which case the purchase cost of such option may offset the premium received for the option previously written. In order to do this, the Portfolio makes a "closing purchase transaction" by the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option which it has previously written. The Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

      Purchasing Put and Call Options. A Portfolio may purchase put options on securities to protect its holdings in an underlying or related security against an anticipated decline in market value. Such hedge protection is provided only during the life of the option. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held by a Portfolio or related to such securities will enable a Portfolio to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, a Portfolio will continue to receive interest or dividend income on the security.

      A Portfolio may purchase call options on individual securities or stock indices in order to take advantage of anticipated increases in the price of those securities by purchasing the right to acquire the securities underlying the option or, with respect to options on indices, to receive income equal to the value of such index over the strike price. As the holder of a call option with respect to individual securities, a Portfolio obtains the right to purchase the underlying securities at the exercise price at any time during the option period. As the holder of a call option on a stock index, a Portfolio obtains the right to receive, upon exercise of the option, a cash payment equal to the multiple of any excess of the value of the index on the exercise date over the strike price specified in the option.

      Options on Indexes. A Portfolio may write covered call options and purchase put and call options on appropriate securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio's securities or to enhance income. Unlike a stock option which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash settlement amount based upon price movements in the stock market generally (or in a particular industry or segment of the market represented by the index) rather than the price movements in individual stocks.

      A securities index fluctuates with changes in the market values of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange. Options on other types of securities indexes, which do not currently exist, including indexes on certain debt securities, may be introduced and traded on exchanges in the future.

      Options Risks. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. The premium is intended to offset that loss in whole or in part. Unlike the situation in which the Portfolio owns securities not subject to a call option, the Portfolio in writing call options must assume that the call may be exercised at any time prior to the expiration of its obligation as a seller, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price, although it must be at the previously agreed to exercise price.


      The risk of purchasing a call option or a put option is that the Portfolio may lose the premium it paid plus transaction costs. If a Portfolio does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. Although a Portfolio will write and purchase options only when the Sub-Adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that a Portfolio, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.


      The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the composition of the securities indexes on which options are written. The principal risk in purchasing securities index options is that the premium and transaction costs paid by a Portfolio will be lost as a result of unanticipated movements in the price of the securities comprising the securities index for which the option has been purchased. In writing securities index options, the principal risks are the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities.

Futures Contracts and Related Options

      The Growth and Income Portfolio, Growth Portfolio, S&P 500 Index Portfolio, High Yield Bond Portfolio, International Equity Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the Global Hard Assets Portfolio, the Small Company Portfolio and the Emerging Growth Portfolio may purchase or sell futures contracts and related options.


      In order to comply with Commodity Futures Trading Commission ("CFTC") Regulation 4.5, the Porfolios will use futures and options on futures for bona fide hedging purposes within the meaning and intent of CFTC Reg. 1.3(z); provided, however, that a Portfolio may use futures and options on futures for non-hedging purposes so long as the aggregate initial margins and premiums involved do not exceed 5% of the liquidation value of the Portfolio's assets.

      Futures Transactions. A futures contract is an agreement to buy or sell a security (or deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures exchanges and trading in futures is regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures contracts trade on certain regulated contracts markets.

      Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, the Portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous to the Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

      Upon entering into a futures contract, a Portfolio will be required to deposit with a futures commission merchant a certain percentage (usually 1% to 5%) of the futures contracts market value as initial margin. A Portfolio may not commit in the aggregate more than 5% of the market value of its total assets to initial margin deposits on the Portfolio's existing futures contracts and premium paid for options on unexpired futures contracts used for non hedging purposes. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned upon termination of the futures contract if all contractual obligations have been satisfied. The initial margin in most cases will consist of cash or U.S. Government securities. Subsequent payments, called variation margin, may be made with the futures commission merchant as a result of marking the contracts to market on a daily basis as the contract value fluctuates.


      Futures on Debt Securities. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities [assuming a "long" position] a Portfolio will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities [assuming a "short" position] it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open future positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Sub-Adviser to reflect the fair value of the contract, in which case the positions will be valued by, or under the direction of, the Board of Directors.


      The Portfolios, by hedging through the use of futures on debt securities, seek to establish more certainty with respect to the effective rate of return on their portfolio securities. A Portfolio may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Portfolio (or securities having characteristics similar to those held by the Portfolio) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the

Portfolio's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

      On other occasions, a Portfolio may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Portfolio intends to purchase particular debt securities, but expects the rate of return available in the bond market at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the debt securities should occur (with its concomitant reduction in yield), the increased cost to the Portfolio of purchasing the debt securities will be offset, at least to some extent, by the rise in the value of the futures position in debt securities taken in anticipation of the subsequent purchase of such debt securities.

      The Portfolio could accomplish similar results by selling debt securities with long maturities and investing in debt securities with short maturities when interest rates are expected to increase or by buying debt securities with long maturities and selling debt securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique (to reduce a Portfolio's exposure to interest rate fluctuations), given the greater liquidity in the futures market than in the bond market, it might be possible to accomplish the same result more effectively and perhaps at a lower cost. See Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts below.

      Stock Index Futures. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

      Stock index futures may be used to hedge the equity portion of a Portfolio's securities portfolio with regard to market risk (involving the market's assessment of over-all economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, a Portfolio may seek to protect the value of its portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, a Portfolio will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case. See Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts below.

      Options on Futures. The Growth Portfolio, International Equity Portfolio, High Yield Bond Portfolio, Growth and Income Portfolio, the Capital Growth Portfolio, the Global Hard Assets Portfolio, the Emerging Growth Portfolio, the S&P 500 Index Portfolio, the Small Company Portfolio, and the Balanced Portfolio may purchase put and call options and write call options on futures contracts. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position) at a specified exercise price at any time before the option expires. Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which presumably will be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (to deliver a "short" position to the option holder) at the option exercise price which presumably will be higher than the current market price of the contract in the futures market. When a Portfolio, as a purchaser of an option on a futures contract, exercises such option and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures variation margin account. Any loss suffered by the writer of the option of a futures contract will be debited to its futures variation margin account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option usually will realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid as purchaser or required as a writer.

      Options on futures contracts can be used by a Portfolio to hedge the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts themselves. Depending on the pricing of the option, compared to either the futures contract upon which it is based or upon the price of the underlying securities themselves, it may or may not be less risky than direct ownership of the futures contract or the underlying securities.

      In contrast to a futures transaction, in which only transaction costs are involved, benefits received by a Portfolio as a purchaser in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, a Portfolio which purchased an option will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities that would have been more completely offset if the hedge had been effected through the use of futures.

      If a Portfolio writes call options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by, or to be acquired for, the Portfolio. If the option is exercised, the Portfolio will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may be partially offset by favorable changes in the value of its portfolio securities.


      While the purchaser or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the existence of a liquid market. The Portfolios will not purchase or write options on futures contracts unless, in the Sub-Adviser's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

       Risks of Futures and Related Options. Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options. A Portfolio will enter into an option or futures contract only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures contract or related option position. In the case of a futures contract, in the event of adverse price movements a Portfolio would continue to be required to make daily margin payments. In this situation, if a Portfolio has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures contracts also could have an adverse impact on a Portfolio's ability to hedge its portfolio effectively.


      There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Portfolio to incur additional brokerage commissions and may cause an increase in a Portfolio's turnover rate.


      The successful use of futures contracts and related options also depends on the ability of the Sub-Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Portfolio or such prices move in a direction opposite to that anticipated, a Portfolio may realize a loss on the hedging transaction that will not be offset by an increase in the value of its portfolio securities. As a result, a Portfolio's return for the period may be less than if it had not engaged in the hedging transaction.


      Utilization of futures contracts by a Portfolio involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Portfolio will experience a gain or loss which will not be completely offset by movements in the price of the securities.


      Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Portfolio because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Portfolio while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.


Options on Foreign Currencies


      The Capital Growth, Global Hard Assets, High Yield Bond, International Equity and Emerging Growth Portfolios may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which Forward Contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant.


      In order to protect against such diminutions in the value of portfolio securities, the Portfolios may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolios will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its investments which otherwise would have resulted.

      Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Capital Growth, Global Hard Assets Portfolio, High Yield Bond, International Equity and the Emerging Growth Portfolios may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to Portfolios deriving from purchases of foreign options will be reduced by the amount of the premium and related transactions costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, Portfolios could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

      The Capital Growth, Growth, International Equity, High Yield Bond, Global Hard Assets, and Emerging Growth Portfolios may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign-dominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of premium received.

      Similarly, instead of purchasing a call option to hedge against anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow a Portfolio to hedge such increased costs up to the amount of the premium. Foreign currency options written by a Portfolio will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts


      The Portfolios, except the Growth Portfolio, S&P 500 Index Portfolio, and Global Hard Assets Portfolio, will engage in transactions in futures contracts and related options for bona fide hedging purposes and not for speculation. These Portfolios may not purchase or sell futures contracts or related options for purposes other than bona fide hedging if immediately thereafter the sum of the amounts of initial margin deposits on a Portfolio's existing futures contracts and premiums paid for unexpired options on futures contracts would exceed 5% of the value of the Portfolio's total assets; provided, however, that in the case of an option that is "in-the-money" at the time of purchase, the "in-the-money" amount may be excluded in calculating the 5% limitation. In instances involving the purchase or sale of futures contracts or the writing of covered call options thereon by a Portfolio, such positions will always be "covered", as appropriate, by either (i) an amount of cash and cash equivalents, equal to the market value of the futures contracts purchased or sold and options written thereon (less any related margin deposits), deposited in a segregated account with its custodian or (ii) by owning the instruments underlying the futures contract sold (i.e., short futures positions) or option written thereon or by holding a separate option permitting the Portfolio to purchase or sell the same futures contract or option at the same strike price or better.


High Yield Bonds


      The medium and lower quality debt securities in which the Portfolios may invest are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Medium and lower quality bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high yield bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals or obtain additional financing. In addition, the secondary trading market for medium and lower quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for the Sub-Adviser to accurately value certain portfolio securities. Further, there is the risk that certain high yield bonds containing redemption or call provisions may be called by the issuers of such bonds in a declining interest rate market and the Portfolio might then have to replace such called bonds with lower yielding bonds, thereby decreasing the net investment income to the Portfolio.


Description of Investment Ratings

Moody's - Bond Ratings

      Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa-Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

      Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Governmental Securities

      U.S. Governmental Obligations consist of marketable securities issued or guaranteed as to the timely payment of both principal and interest by the U.S. Government, its agencies or instrumentalities. Federal agency securities are debt obligations issued by agencies of the U.S. Government established under authority grated by Congress. Such obligations include, but are not limited to, those issued by the Federal Housing Authority, Maritime Administration, Governmental National Mortgage Association, the Tennessee Valley Authority, and the General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Farm Credit Banks, the National Mortgage Association, and the U.S. Postal Service. These U.S. Government Obligations are either (i) backed by the full faith and by conversion of fixed income securities or by the exercise of related warrants.

Convertible Securities

      All Funds except the Money Market Portfolio may invest in convertible securities, Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated price or at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. The convertible debt securities in which a Fund may invest are subject to the same rating criteria as that Fund's investment in non-convertible debt securities.

Foreign Securities


      The World Growth Stock Portfolio, the International Equity Portfolio, the High Yield Bond Portfolio, the Growth Portfolio, the Capital Growth Portfolio, the Global Hard Assets Portfolio, the Small Company Portfolio and the Emerging Growth Portfolio intend to purchase securities that are listed on stock exchanges in foreign countries. They may also, to a limited extent, purchase unlisted foreign securities. The Growth and Income Portfolio, the Capital Growth Portfolio, the Global Hard Assets Portfolio, the Small Company Portfolio and the Balanced Portfolio may also invest in listed and unlisted foreign securities.


      Foreign investments may involve greater risks than are present in domestic investments. Compared to domestic companies, there is generally less publicly available information about foreign companies, less comprehensive accounting, reporting and disclosure requirements, and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Investments in foreign securities also involve the risk of expropriation or confiscatory taxation that could affect investments, currency blockages which would prevent cash from being brought back into the United States, generally higher brokerage and custodial costs than those of domestic securities and settlement of transactions with respect to such securities may sometimes be delayed beyond periods customary in the United States. The Sub-Advisers, under the supervision of Jefferson Pilot Investment Advisory, consider possible political and financial instability abroad, as well as the liquidity and volatility of foreign investments.


      Additional risks of foreign investments include changes in currency rates, exchange control regulations, governmental administration, economic or monetary policy (in this country or abroad), war or expropriation. In particular, the dollar value of portfolio securities of non-U.S. issuers fluctuates with changes in market and economic conditions abroad and with changes in relative currency values (when the value of the dollar increases as compared to a foreign currency, the dollar value of a foreign-denominated security decreases, and vice versa). Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. In addition, government restrictions in certain countries and other limitations or investment may affect the maximum percentage of equity ownership in any one company by the Portfolios. Moreover, in some countries, only special classes of securities may be purchased by external investors and the price, liquidity, and rights with respect to such securities may differ from those relating to shares owned by nationals. There may also be the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property. As a result, the selection of securities of non-U.S. issuers may be more difficult and subject to greater risks than investment in domestic issuers.


      Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. Therefore, an investment in shares of a Portfolio may be subject to a greater degree of risk than investments in other investment companies which invest exclusively in domestic securities.

Foreign Currencies

      As a result of its investments in foreign securities, the Portfolios may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, a Portfolio may promptly convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Sub-Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Sub-Adviser anticipates, for any other reason, that the exchange rate will improve, a Portfolio may hold such currencies for an indefinite period of time.

      In addition, a Portfolio may be required to receive delivery of the foreign currency underlying forward currency contracts it has entered into. This could occur, for example, if an option written by the Portfolio is exercised or is unable to close out a forward contract it has entered into. A Portfolio may also hold foreign currency in anticipation of purchasing foreign securities. A Portfolio may also elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the Sub-Adviser, it is in the best interest of the Portfolio to do so. In such instances as well, a Portfolio may promptly convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

      While the holding of currencies will permit a Portfolio to take advantage of favorable movements in the applicable exchange rate, it also exposes a Portfolio to risk of loss if such rates move in a direction adverse to the Portfolio's position. Such losses could reduce any profits or increase any losses sustained by the Portfolio from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Portfolio's profit or loss on currency options or forward contracts, as well as its hedging strategies.

      Prior to investing in foreign securities, a Portfolio may hold funds temporarily in foreign currencies. The value of the assets of that Portfolio may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The Portfolio may also incur costs in connection with conversions between various currencies. The Portfolios will, therefore, consider foreign exchange rates in making investment decisions, but, other than the Capital Growth Portfolio and the Emerging Growth Portfolio, will not actively hedge foreign currency fluctuations by entering into contracts to purchase or sell foreign currencies at a future date or options or futures contracts on foreign currencies.

U.S. Dollar Obligations of Foreign Branches of U.S. Banks


      The Money Market Portfolio and the Balanced Portfolio may regularly invest in U.S. dollar denominated obligations of foreign branches of FDIC-member U.S. banks. These instruments represent the loan of funds actually on deposit in the U.S. The Fund believes that the U.S. bank would be liable in the event that the foreign branch failed to pay on its U.S. dollar obligations. Nevertheless, the assets supporting the liability could be expropriated or otherwise restricted if located outside the U.S. Exchange controls, taxes, or political and economic developments could affect liquidity or repayment. Because of possibly conflicting laws or regulations, the issuing bank could maintain and prevail that the liability is solely that of the branch, thus exposing the Portfolio to a possible loss. Such U.S. dollar obligations of foreign branches of FDIC-member U.S. banks are not covered by the usual $100,000 of FDIC insurance if they are payable only at an office of such a bank located outside the U.S., the District of Columbia, Puerto Rico, Guam, American Samoa, and the Virgin Islands.


Brady Bonds

      Certain of the Portfolios consistent with their objectives and policies may invest in Brady Bonds, which are securities created through exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructuring have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. Dollar) and are actively traded in the over-the-counter markets. U.S. dollar denominated, collateralized Brady Bonds, which may be fixed-rate bonds, or floating rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayments of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to the commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

Emerging Market Securities

      Consistent with the Portfolios' objectives and policies the Portfolios may invest in securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Sub-Adviser to have an emerging market economy, taking into account a number of factors including whether the country has a low to middle economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. Emerging markets are generally viewed as countries in the initial stages of their industrialization cycles with low per capita income. The Sub-Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as country of organization, the principal trading market for its securities and the source of its revenues and assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of the country or any of its agencies, authorities, or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenue from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.


      All of the risks of investing in foreign securities are heightened when investing in emerging market countries. The markets of emerging market countries have been more volatile than the markets of more developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets with significantly greater risks to investors.

Zero Coupon Bonds

      The Portfolios may invest in zero coupon bonds which are debt obligations that do not make any interest payments for a specified period of time prior to maturity or until maturity. The value of these obligations fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments.

Stripped Mortgage-Backed Securities

      Certain of the Portfolios may invest a portion of their assets in stripped mortgage-backed securities which are derivative multi-class mortgage securities issued by agencies and instrumentalities of the United States Government or by private originators of or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks and investment banks. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of interest and principal distributions from a pool of mortgage assets. A common type of stripped mortgage-backed securities will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" Class) and the other class will receive all of the principal (the principal only of "PO" Class). The yield to maturity on an IO is extremely sensitive to the rate of principal payments (including prepayments on the related underlying mortgage assets) and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayment of principal, the Portfolios may fail to fully recoup their initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because stripped mortgage-backed securities were only recently introduced, established trading markets for these securities have not yet fully developed, although the securities are traded among institutional investors and investment banking firms.

Warrants

      All of the Portfolios except the Money Market Portfolio, may invest in warrants, which are rights to buy certain securities at set prices during specified time periods. If, prior to the expiration date, the Portfolio is not able to exercise a warrant at a cost lower than underlying securities, the Portfolio will suffer a loss of its entire investment in the warrant.

Dollar Roll Transactions

      All Portfolios except the Money Market Portfolio and the International Equity Portfolio may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which a Portfolio sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. A Portfolio will only enter into covered rolls. A covered roll is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. In the event that the party with whom the Portfolio contracts to replace substantially similar securities on a future date fails to deliver such securities, the Portfolio may not be able to obtain such securities at the prices specified in such contract and thus may not benefit from the price differential between the current sales price and the repurchase price.

Swap Transactions

      The High Yield Bond Portfolio, Global Hard Assets Portfolio, Growth Portfolio and Capital Growth Portfolio may, to the extent permitted by the SEC, enter into privately negotiated "swap" transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve "swapping" a return based on certain securities, instruments, or financial indexes with another party, such as a commercial bank in exchange for a return based on different securities, instruments, or financial indexes.

      By entering into swap transactions, a Portfolio may be able to protect the value of a portion of its securities against declines in market values. A Portfolio may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or to take advantage of market opportunities which may arise from time to time. A Portfolio may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Portfolio. However, there can be no assurance that the return a Portfolio receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

      While a Portfolio will only enter into swap transactions with counterparties it considers creditworthy (and will monitor creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, a Portfolio would be limited to contractual remedies under the swap agreement. There can be no assurance that a Portfolio will succeed when pursuing its contractual remedies. To minimize a Portfolio's exposure in the event of a default, the Portfolio will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a Portfolio enters into swap transactions on a net basis, the net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Portfolio's custodian. To the extent a Portfolio enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Portfolio's obligations, if any, with respect to each such swap agreement, accrued on a daily basis.

      Interest Rate Swaps. The High Yield Bond Portfolio, Global Hard Assets Portfolio, Growth Portfolio and Capital Growth Portfolio may enter into interest rate swaps for hedging purposes and non-hedging purposes. Since swaps are entered into for good faith hedging purposes or are offset by a segregated account, the sub-advisors believe that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat than as being subjected to each Portfolio's borrowing restrictions. The net amount of the excess, if any, of a Portfolio's obligations over its "entitlement" with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid high grade debt securities (i.e., securities rated in one of the top three rating categories by Moody's or Standard & Poor's, or, if unrated, deemed by the sub-adviser to be of comparable credit quality) or liquid equity securities having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the custodian. A Portfolio will not enter into any interest rate swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the sub-adviser. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreement. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

Currency and Asset Swaps

      Certain of the Portfolios may enter into currency swaps for hedging purposes. Currency swaps involve the exchange of rights to make or receive payments of the entire principal value in specified currencies. Since currency swaps are individually negotiated, the Portfolio may expect to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Portfolio may also enter into other asset swaps. Asset swaps are similar to currency swaps in that the performance of a Hard Asset (e.g., gold) may be "swapped" for another (e.g., energy).

      The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. If the Sub-Adviser is incorrect in its forecasts of market values and currency exchange rates and Hard Assets values, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used. Swaps are generally considered illiquid and will be aggregated with other illiquid positions for purposes of the limitation on illiquid investments.


Moody's Commercial Paper Ratings

      Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative capacity of rated issuers:

      Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

      Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

      Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

      Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's - Bond Ratings

      AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

      AA-Bonds rated AA also qualify as quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

      A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

      BB, B, CCC, CC-Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree. While such bonds will likely have some equality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      C-Bonds rated C are typically subordinated to senior debt which is assigned an actual or implied CCC rating.

      D-Bonds rated D are in payment default or may be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Standard & Poor's Commercial Paper Ratings

      A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

      A-Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

      A-1-This designation indicates that the degree of safety regarding timely payment is very strong.

      A-2-Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

      A-3-Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

      The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

      SP-1-A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.

      SP-2-A satisfactory capacity to pay principal and interest.

      SP-3-A speculative capacity to pay principal and interest.

      Standard & Poor's may continue to rate note issues with a maturity greater than three years in accordance with the same rating scale currently employed for municipal bond ratings.

PORTFOLIO TURNOVER

      Portfolio turnover measures purchases and sales vs. average portfolio value for the applicable time period. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities by the monthly average market value of portfolio investments, excluding any government and short-term investments with a year or less until maturity at the date of acquisition.

      Portfolio turnover may vary from year to year or within a year depending upon economic, market and business conditions. A portfolio turnover rate of 200% is equivalent to buying and selling all of the securities in a portfolio twice in the course of a year. Trading costs associated with high portfolio turnover may affect performance. High portfolio turnover can on some occasions result in significant tax consequences to investors.



      The Small Company Portfolio experienced an increase in portfolio turnover from 43.06% in 1998 to 143.95% in 1999. This increase was due to a change in sub-advisers effective May 1, 1999. The sub-adviser does not anticipate high portfolio turnover on an ongoing basis.


      The Emerging Growth Portfolio experienced an increase in portfolio turnover from 77.07% in 1998 to 163.56% in 1999. According to the sub-adviser, this increase was due to a change of focus from the financial services industry to the biotechnology, telecommunications and technology industries.

FEDERAL TAX MATTERS


      The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code ("Code"). If the Fund fails to qualify under Subchapter M income and gains realized by the Fund would be subject to "double taxation" (i.e. taxation at both the Fund and shareholder level).

      In order for each Portfolio of the Fund to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities. It is the Fund's policy to comply with the provisions of the Internal Revenue Code of 1986 regarding distribution of investment income and capital gains so that each Portfolio will not be subject to Federal income tax on amounts distributed and undistributed or an excise tax on certain undistributed income or capital gains. For these purposes, if a regulated investment company declares a dividend in December to stockholders of record in December and pays such dividends before the end of January they will be treated as paid in the preceding calendar year and to have been received by such stockholder in December.

      A policyowner's interest in earnings on assets held in a separate account and invested in the Fund are not includible in the policyowner's gross income because the Policies presently qualify as life insurance contracts for Federal income tax purposes.

      The Fund intends that each Portfolio will comply with Section 817(h) of the Code and the regulations thereunder. Pursuant to that Section, the only shareholders of the Fund and its Portfolios will be separate accounts funding variable annuities and variable life insurance policies established by Chubb Life, its successors and assigns or by other insurance companies with which Chubb Life is affiliated and Chubb Life's general account which provided the initial capital for the Portfolios.

      In addition, Section 817(h) of the Code and the regulations thereunder impose diversification requirements on the separate accounts and on the Portfolios. These diversification requirements are in addition to the diversification requirements imposed by the Code for the Portfolios to be treated as regulated investment companies. Failure to meet the requirements of
Section 817(h) could result in taxation to Chubb Life or its affiliated insurance companies and immediate taxation of the owners of the policies funded by the Fund.

      The Secretary of the Treasury may in the future issue regulations or one or more revenue rulings which would prescribe the circumstances in which a policyowner's control of the investments of a segregated asset account may cause the policyowner, rather than an insurance company, to be treated as the owner of the assets of the account. The regulations could impose requirements that are not reflected in the Policy, relating, for example, to such elements of policyowner control as premium allocation, transfer privileges and investment in a division focusing on a particular investment sector such as the Global Hard Assets Portfolio. Failure to comply with any such regulations presumably would cause earnings on a policyowner's interest in the separate account to be includible in the policyowner's gross income in the year earned.

      The Fund may, therefore, find it necessary to take action to assure that the Policy continues to qualify as a life insurance policy under Federal tax laws. The Fund, for example, may be required to alter the investment objectives of any Portfolios or substitute the shares of one Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to affected policyholders and the approval of a majority of such policyholders or without prior approval of the Securities and Exchange Commission, to the extent legally required. See "TAXES" below.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser and Sub-Advisers

      The Fund has entered into an Investment Management Agreement with Jefferson Pilot Investment Advisory Corporation ("Jefferson Pilot Investment Advisory"). Under the Agreement, Jefferson Pilot Investment Advisory is responsible for the overall management and supervision of each Portfolio and for providing certain administrative services to the Fund, subject to control and review by the Fund's Board of Directors.

      Jefferson Pilot Investment Advisory, has entered into Investment Sub-Advisory Agreements for all Portfolios. Under the Agreements, the Sub-Advisers have day-to-day responsibility for making decisions to buy, sell or hold any particular security, subject to review by the Fund's Board of Directors and Jefferson Pilot Investment Advisory. Jefferson Pilot Investment Advisory has executed Sub-Advisory Agreements with Templeton Global Advisors, Inc. ("Templeton"), Van Eck Associates Corporation ("Van Eck Associates"), Barclays Global Investors ("Barclays") Janus Capital Corporation ("Janus"), Lord, Abbett & Co. ("Lord Abbett"), Credit Suisse Asset Management, LLC ("Credit Suisse") Strong Capital Management, Inc. ("Strong"), Lombard Odier International Portfolio Management Limited ("Lombard Odier") Massachusetts Financial Services Company ("MFS") (collectively the "Sub-Advisers") with regard to the World Growth Stock; Global Hard Assets; S&P 500 Index; Balanced & Capital Growth (Janus), Small Company; Growth and Income, Growth; International Equity; Money Market High Yield Bond and Emerging Growth Portfolios (MFS), respectively.

      Jefferson Pilot Investment Advisory, each Sub-Adviser and their affiliates may provide investment advice to other clients, including, but not limited to, mutual funds, individuals, pension funds and institutional investors. Some of the advisory accounts of Jefferson Pilot Investment Advisory, each Sub-Adviser, and their affiliates may have investment objectives and investment programs similar to those of the Portfolios. Accordingly, occasions may arise when securities that are held by other advisory accounts, or that are currently being purchased or sold for other advisory accounts, are also being selected for purchase or sale for a Portfolio. It is the practice of Jefferson Pilot Investment Advisory, each Sub-Adviser and their affiliates to allocate such purchases or sales insofar as feasible among their several clients in a manner they deem equitable, to all accounts involved. Under normal circumstances such transactions will be (1) done on a pro-rata basis substantially in proportion to the amounts ordered by each account, (2) entered into only if the trade is likely to produce a benefit for the Portfolios, and (3) at the same average price for each client. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in the Fund's transaction, it is believed that the procedure generally contributes to better overall execution of the Fund's portfolio transactions. It is also the policy of Jefferson Pilot Investment Advisory, each Sub-Adviser, and each of their affiliates not to favor any one account over the other.

      For providing investment advisory and management services to the Fund, Jefferson Pilot Investment Advisory receives monthly compensation from the Fund and has sole responsibility to provide each Sub-Adviser, with monthly compensation, as an annual percentage of the average daily net asset value of the Portfolio managed as set forth in the table below:


                                   SUB-ADVISER

AVERAGE
DAILY NET ASSETS              Capital Growth         World Growth        Global Hard Assets      Small Company
- ----------------              --------------         ------------        ------------------      -------------
First $200 Million                 .70%                  .50%                   .50%                 .50%
Next $1.1 Billion                  .65%                  .45%                   .45%                 .45%
Over $1.3 Billion                  .60%                  .40%                   .40%                 .40%

                                                        High Yield &
NET ASSETS                   Growth & Income           Emerging Growth        S&P 500*           Money Market              Balanced
----------                   ---------------           ---------------        --------           ------------              --------
First $100 Million                .50%                      .40%                .05%                 .30%                    .55%
Next $100 Million                 .50%                      .40%                .05%                 .30%                    .50%
Next $300 Million                 .50%                      .40%                .05%                 .25%                    .50%
Next $500 Million                 .50%                      .40%                .025%                .25%                    .45%
Over $1 Billion                   .50%                      .40%                .01%                 .25%                    .45%

NET ASSETS                       Growth             International Equity

First $25 Million                 .60%                      .50%
Next $75 Million                  .50%                      .50%
Next $50 Million                  .40%                      .50%
Over $150 Million                 .30%                      .50%


* Pursuant to its Sub-Advisory Agreement with Barclays Global Investors, Jefferson Pilot Investment Advisory is committed to pay Barclays a minimum annual fee of $75,000 for year one of the agreement and $100,000 every year thereafter.



     For the year ended December 31, 1999 the Fund paid $907,152, $158,697, $39,686, $595,072, $540,730, $2,408,795, $344,986 and $862,551 to Jefferson
Pilot Investment Advisory for the World Growth Stock, Money Market, Global Hard Assets, Small Company, Growth and Income, Capital Growth, Balanced and Emerging Growth Portfolios. All such fees were paid pursuant to the terms of the Investment Management Agreements and the Sub-Advisory Agreements. For the year ended December 31, 1997 the Fund paid $281,312, $16,816, $16,911,
$201,449, $83,877, $264,808, $59,682, $132,766 to Jefferson Pilot Investment
Advisory for the World Growth Stock, Money Market, Global Hard Assets, Small Company, Growth and Income, Capital Growth, Balanced and Emerging Growth Portfolios. For the year ended December 31, 1998 the Fund paid $98,869, $915,681, $36,617, $583,657, $1,634,803, $64,333, $661,165, $437,323,
$236,155, $48,279, and $87,051 to Jefferson Pilot Investment Advisory for the International Equity, World Growth Stock, Global Hard Assets, Emerging Growth, Capital Growth, Growth, Small Company, Growth and Income, Balanced, High Yield, and Money Market Portfolios.




      For providing subadvisory services to the Portfolios, Jefferson Pilot Investment Advisory for the years 1999, 1998 and 1997 respectively paid:
$600,459, $610,454 and $562,624 for the World Growth Stock Portfolio; $95,219, $52,231 and $33,565 for the Money Market Portfolio; $25,557, $24,411
and $33,822 for the Global Hard Assets Portfolio; $396,715, $440,776 and $402,898 for the Small Company Portfolio; $360,487, $291,549 and $167,753 for
the Growth and Income Portfolio; $1,780,313, $1,226,082, and $799,863 for the Capital Growth Portfolio; $217,496, $141,693 and $106,356 for the Balanced Portfolio; $431,260, $291,829, and $176,797 for the Emerging Growth Portfolio; $114,892 for 1999 and $49,435 for 1998 for the International Equity Portfolio; $105,079 for 1999 and $51,466 for 1998 for the Growth Portfolio; and $40,305 for 1999 and $25,749 for 1998 for the High Yield Bond Portfolio.


      The Investment Sub-Advisory Agreements also obligate Jefferson Pilot Investment Advisory to perform certain administrative services which are described more completely in the Prospectus. Certain of these functions have been delegated to the Sub-Advisers.

      The continuance of the Investment Management Agreements and the Sub-Advisory Agreements were approved by the Fund's Board of Directors on January 30, 1997. As a result of the sale by the Chubb Corporation of Jefferson Pilot Financial to Jefferson-Pilot on April 30, 1997 (the "Transaction"), and the resulting change in control of Jefferson Pilot Investment

Advisory, the Investment Management Agreements and each of the Sub-Advisory Agreements terminated by operation of law on that date. On April 3, 1997, the new Investment Management Agreements and the new Sub-Advisory Agreements were approved by Directors to become effective on the change of control of Jefferson Pilot Financial. On April 30, 1997 the Fund and Jefferson Pilot Investment Advisory received an exemptive order from the Securities and Exchange Commission that permitted Jefferson Pilot Investment Advisory to continue to provide investment management services to the Fund and each of its series during an interim period of not more than 120 days from the date of the Transaction and continuing through the date a new investment management agreement and new sub-advisory agreements were approved by Shareholders. On July 31, 1997 additional new Sub-Advisory Agreements were approved by the Fund's Board of Directors for the Money Market Portfolio, Balanced Portfolio and Growth and Income Portfolio. On August 15, 1997 the Investment Management Agreement with Jefferson Pilot Investment Advisory Corporation and each of the existing Sub-Advisory Agreements with the Sub-Advisers were approved at a Special Meeting of Shareholders. In addition, on December 10, 1997 the Investment Management and Sub-Investment Management Agreements relating to the Growth, High Yield Bond and International Equity Portfolios were approved by the Fund's Board of Directors and on December 23, 1997 were approved by the Portfolio's sole shareholder. On July 30, 1998, the continuance of the Investment Management Agreement with Jefferson Pilot Investment Advisory Corporation was approved by the Fund's Board of Directors.

Principal Underwriter

      Jefferson Pilot Variable Corporation ("Jefferson Pilot Variable"), One Granite Place, Concord, NH 03301, serves as the principal underwriter for the Fund pursuant to a Distribution Agreement with the Fund. Under the Agreement, the Fund has appointed Jefferson Pilot Variable to offer shares of the Fund at net asset value in a continuous offering. For each of the Fund's last three fiscal years, Jefferson Pilot Variable has not retained any underwriting commissions. For the Fund's fiscal year ending December 31, 1998, Jefferson Pilot Variable received no compensation from the Fund.


Independent Auditors

      Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116 has been selected as the independent auditors of the Fund.

      The financial statements of the Fund to be incorporated by reference in this Statement of Additional Information and the related financial highlights included in the Prospectus for the periods indicated therein have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon incorporated by reference herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

Custodians

      Citibank, N.A., 111 Wall Street, New York, New York 10043, acts as custodian of the Fund's assets. The Fund has also appointed, with the approval of the Fund's Board of Directors, from time to time, sub-custodians, qualified under Rule 17f-5 of the 1940 Act, with respect to certain foreign securities. The Fund may authorize Citibank to enter into an agreement with any U.S. banking institution or trust company to act as a sub-custodian pursuant to a resolution of the Fund's Board of Directors. Securities owned by the Fund subject to repurchase agreements may be held in the custody of other U.S. banks.

Payment of Expenses


      Jefferson Pilot Investment Advisory is obligated to assume the cost of certain administrative expenses for the Fund, as described in the Prospectus. The Fund pays the following expenses: brokerage commissions and transfer taxes; other state, federal and local taxes and filing fees; fees and expenses of qualification of the Fund and its shares under federal and state securities laws subsequent to the effective date of this Prospectus; compensation of directors who are not interested persons of the Fund ("disinterested directors"); travel expenses of disinterested directors; interest and other borrowing costs; extraordinary or nonrecurring expenses such as litigation; costs of printing and distributing communications to current policyowners; insurance premiums; charges and expenses of the custodian, independent auditors, and counsel; industry association dues; and other expenses not expressly assumed by Jefferson Pilot Investment Advisory. Certain other expenses are assumed by Jefferson Pilot Variable Corporation ("JP Variable Corp") pursuant to a distribution agreement with the Fund.

Affiliates of the Fund, Investment Adviser, and Principal Underwriter

      Jefferson Pilot Investment Advisory and Jefferson Pilot Variable Corporation are wholly-owned by Jefferson-Pilot Corporation ("JP Corporation"), a North Carolina corporation. JP Corporation has two business segments:
Insurance and Securities, and Communications. Within the Insurance and Securities segment, JP Corporation offers Individual Life Products, Annuity and Investment Products, and Group Products through various subsidiaries. Within the Communications segment, JP Corporation operates three television and seventeen radio broadcasting stations and provides sports and entertainment programming through Jefferson-Pilot Communications Company and its subsidiaries. JP Corporation is also an "affiliated person" of the Fund.

      The following organization chart lists the affiliates of the Fund, Jefferson Pilot Variable Corporation and Jefferson Pilot Investment Advisory, which affiliates are under common control with JP Corporation. 5% or more of the outstanding securities of the Fund's Portfolios are held by corresponding divisions of separate accounts established by Jefferson Pilot Financial Insurance Company, Alexander Hamilton Life Insurance Company of America, and Jefferson-Pilot Corporation. Jefferson Pilot Variable Corporation also serves as the principal underwriter for separate accounts of Jefferson Pilot Financial, Alexander Hamilton Life and Jefferson-Pilot Corporation.


                          JEFFERSON-PILOT CORPORATION
                          CORPORATE ORGANIZATION CHART

A.      Affiliates actually controlled

Jefferson-Pilot Corporation (North Carolina corp.)

        Alexander Hamilton Life Insurance Company of America (Michigan corp.)
              Alexander Hamilton Variable Insurance Trust (Massachusetts business trust)
              First Alexander Hamilton Life Insurance Company (New York corp.)

        Jefferson Pilot Financial Insurance Company (New Hampshire corp.)
        (name changed effective May 1, 1998, from Chubb Life Insurance Company of America)
              Jefferson Pilot Life Insurance Agency of Massachusetts, Inc. (Massachusetts corp
              Jefferson Pilot LifeAmerica Insurance Company (New Jersey corp.)
              (name changed effective May 1, 1998, from Chubb Colonial Life Insurance Company)

        HARCO Capital Corp. (Delaware corp.)
              Omega Jefferson Pilot Seguros de Vida S.A. (Argentina corp.) (See note 2)
                    Jefferson Pilot Omega Seguros de Vida S.A. (Uruguay corp.)

        Hampshire Funding Inc. (New Hampshire corp.)

        Jefferson-Pilot Capital Trust A (Delaware business trust)

        Jefferson-Pilot Capital Trust B (Delaware business trust)

        Jefferson-Pilot Communications Company (North Carolina corp.)
              Jefferson-Pilot Communications Company of California (North Carolina corp.)
              Jefferson-Pilot Communications Company of Virginia (Virginia corp.)
              Jefferson-Pilot Sports, Inc. (North Carolina corp.)
              WCSC, Inc. (South Carolina corp.)
                    Tall Tower, Inc. (South Carolina corp.)

        Jefferson Pilot Investment Advisory Corporation (Tennessee corp.)
        (name changed effective January 1, 1998, from Chubb Investment Advisory Corporation)

        Jefferson-Pilot Investments, Inc. (North Carolina corp.)
              Hampshire Syndications, Inc. (New Hampshire corp.)

        Jefferson Pilot Variable Corporation (North Carolina corp.)
        (name changed effective January 1, 1998, from Jefferson-Pilot Investor Services, Inc.)
              Jefferson-Pilot Investor Services of Nevada, Inc. (Nevada corp.)

        Jefferson-Pilot Life Insurance Company (North Carolina corp.)
              Jefferson Standard Life Insurance Company (North Carolina corp.)

        Jefferson-Pilot Property Insurance Company (North Carolina corp.)

        Jefferson Pilot Securities Corporation (New Hampshire corp.)
        (name changed effective January 1, 1998, from Chubb Securities Corporation)
              Jefferson Pilot Insurance Agency of Alabama, Inc. (Alabama corp.)
              Allied Professional Advisors, Inc. (New Hampshire corp.)

       The Guarantee Life Companies, Inc. (Delaware corp.)(2)
              Guarantee Life Insurance Company (Nebraska corp.)
                     Guarantee Financial Services, Inc. (Nebraska corp.)
              PFG, Inc. (Pennsylvania corp.)
              Westfield Assigned Benefits Company (Ohio corp.)

Notes: (1)    Each indentation reflects another tier of ownership. All entities more than 50%
              owned are listed.
       (2)    Guarantee Protective Life Company (Nebraska corp.) and Westfield Life Insurance
              Company (Nebraska corp.) were merged into Guarantee Life Insurance Company immediately prior to the 12/30/99 acquisition of that entity by JP Corp.

B. Affiliates not controlled but state Insurance Holding Company Act definitions presume control starting at 10% ownership

       Jefferson-Pilot Life Insurance Company owns:
              Athens Newspapers, Inc., Class A Common, Georgia corp., 40.0% owned
              Tomco2 Equipment Company, Class A Common, Georgia corp., 29.172% owned

       HARCO Capital Corp. owns:
              International Home Furnishing Center, Inc., Common, North Carolina corp., 25.06% owned

Recent changes other than noted above:

January 1, 1999 - JP Service Corp. liquidated
January 1, 1999 - Community Choice liquidated
January 6, 1999 - AH Michigan merged into AH Life effective 1/1
June 4, 1999 - JP Property sold
September 13, 1999 - Filed request with SEC to de-register AHVIT
November 30, 1999 - JP Omega sold to Met Life


      The following persons are officers and/or directors of the Fund and Jefferson Pilot Investment Advisory: Ronald R. Angarella (President and Director), Shari J. Lease (Secretary), Craig D. Moreshead (Assistant Secretary) John A. Weston (Treasurer), and Mark D. Landry (Assistant Treasurer).


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATIONS


      Under the Investment Management Agreements, Jefferson Pilot Investment Advisory has ultimate authority to select broker-dealers through which securities are to be purchased and sold, subject to the general control of the Board of Directors. Under the Sub-Investment Management Agreements, the Sub-Advisers have day-to-day responsibility for selecting broker-dealers through which securities are to be purchased and sold, subject to Jefferson Pilot Investment Advisory's overall monitoring and supervision. The Sub-Advisers each provide the trading desk for their respective Portfolio transactions. Jefferson Pilot Investment Advisory will perform daily valuation of the assets of each Portfolio.

      The Money Market Portfolio's investments usually will be purchased on a principal basis directly from issuers, underwriters or dealers. Accordingly, minimal brokerage charges are expected to be paid on such transactions. Purchases from an underwriter generally include a commission or concession paid by the issuer, and transactions with a dealer usually include the dealer's mark-up.


      The amount of brokerage commissions paid by the Fund for all Portfolios for the years 1999, 1998 and 1997 were $1,527,237, $875,520, and $776,318 respectively.

      The following is a breakdown of the brokerage commissions paid per Portfolio for the years 1997, 1998 and 1999:


Portfolio                    1997       1998              1999
----------                   ----       ----              ----

International Equity         --          $55,086         $93,613
World Growth Stock        $136,858      $147,364        $122,241
Global Hard Assets         $16,021       $43,360         $58,464
Emerging Growth            $90,363      $115,960        $240,112
Capital Growth            $173,232      $154,069        $267,468
Small Company             $125,005      $146,542        $369,308
Growth                        --         $45,165        $105,346
Growth and Income         $187,682      $106,917        $185,870
Balanced                   $47,157       $61,055         $84,817
High Yield Bond               --            $0              $0
Money Market                  $0            $0              $0
                          --------      --------        --------
                          $776,318      $875,520      $1,527,237



      Insofar as known to management, no director or officer of the Fund, Jefferson Pilot Investment Advisory, any Sub-Adviser or any person affiliated with any of them has any material direct or indirect interest in any broker-dealer employed by or on behalf of the Fund.

      In selecting broker-dealers to execute transactions for the Fund, the Sub-Advisers are obligated to use their best efforts to obtain for each Portfolio the most favorable overall price and execution available, considering all the circumstances. Such circumstances include the price of the security, the size of the broker-dealer's "spread" or commission, the willingness of the broker-dealer to position the trade, the reliability, financial strength and stability and operational capabilities of the broker-dealer, the ability to effect the transaction at all where a large block is involved, the availability of the broker-dealer to stand ready to execute possibly difficult transactions in the future, and past experience as to qualified broker-dealers, including broker-dealers who specialize in any Canadian or foreign securities held by the Portfolios. Such considerations are judgmental and are weighed by the Sub-Advisers in seeking the most favorable overall economic result for the Fund.

      Notwithstanding the foregoing, however, and subject to appropriate policies and procedures as then approved by the Board of Directors of the Fund, Jefferson Pilot Investment Advisory and the Sub-Advisers are authorized to allocate portfolio transactions to broker-dealers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities and Exchange Act of 1934, for the Portfolios or other advisory accounts as to which Jefferson Pilot Investment Advisory or any Sub-Advisers has investment discretion. In addition, Jefferson Pilot Investment Advisory and the Sub-Advisers may cause the Portfolios to pay a broker-dealer a commission for effecting a securities transaction in excess of the amount another broker-dealer would have charged for effecting the same transaction, if Jefferson Pilot Investment Advisory or the Sub-Advisers determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services, as defined above, provided by such broker-dealer viewed in terms of either that particular transaction or the overall responsibilities of Jefferson Pilot Investment Advisory or the Sub-Advisers with respect to the Portfolios or their other advisory accounts. Such brokerage and research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, and, portfolio strategy. Such brokerage and research services may be used by Jefferson Pilot Investment Advisory or a Sub-Advisers in connection with any other advisory accounts managed by it. Conversely, research services for any other advisory accounts may be used by the Sub-Adviser or Jefferson Pilot Investment Advisory in managing the investments of a Portfolio. Jefferson Pilot Investment Advisory or a Sub-Adviser may also receive from such broker-dealers quotations for Portfolio valuation purposes, provided that this results in no additional cost to the Fund.

      Research services may be provided to Templeton, at no additional cost to the Fund, by various wholly owned subsidiaries, including Templeton Investment Counsel, Inc., a corporation registered under the Investment Advisers Act of 1940, Templeton Investment Management (Hong Kong) Ltd., and Templeton Management Limited, a Canadian company. The research services include information, analytical reports, computer screening studies, statistical data, and factual resumes pertaining to securities in the U.S. and in various foreign nations which Templeton considers as having relatively stable and friendly governments. Such supplemental research, when utilized, is subjected to analysis by Templeton before being incorporated into the investment advisory process. Templeton pays these subsidiaries compensation and reimbursement of expenses as mutually agreed on, without cost to the Fund. These subsidiaries and Templeton are independent contractors and in no sense is any of them an agent for the other. Any of them is free to discontinue such research services at any time on 30 days' notice without cost or penalty.

      In 1999, $117,454.38 was paid in commissions to brokers because of research services provided to Janus. Of that amount, $571.46 was paid on transactions for the Balanced Portfolio and $116,882.92 was paid on transactions for the Capital Growth Portfolio.

      The Sub-Advisers will use their best efforts to recapture all available tender offer solicitation fees and similar payments in connection with tenders of the securities of the Fund and to advise the Fund of any fees or payments of whatever type which it may be possible to obtain for the Fund's benefit in connection with the purchase or sale of Fund securities.

      Any of the Sub-Advisers and Jefferson Pilot Investment Advisory may combine transactions for the Fund with transactions for other accounts managed by them or their affiliates, including other investment companies registered under the 1940 Act, as previously described above. Transactions will be combined only when the transaction meets the Fund's requirements as to selection of brokers or dealers and negotiation of prices and commissions which the Sub-Advisers would otherwise apply.

                             MANAGEMENT OF THE FUND


      The Board of Directors of the Fund is responsible for the administration of the affairs of the Fund. The directors and officers of the Fund, their addresses, their positions with the Fund, and their principal occupations for the past five years are set forth below:



                                         Positions
                                         with                          Principal Occupations for
Name, Age and  Address                   the Fund                      the Past Five Years
- ----------------------                   --------                      -------------------
Ronald Angarella* (41)                   President                     Senior Vice President, Jefferson Pilot Financial,
One Granite Place                        and Director                  President and Director, Jefferson Pilot Investment
Concord, N.H. 03301                                                    Advisory, Jefferson Pilot Securities and Hampshire
                                                                       Funding, Inc.; Senior Vice President and Director,
                                                                       Chubb Investment Funds, Inc.

                                         Positions
                                         with                          Principal Occupations for
Name, Age and  Address                   the Fund                      the Past Five Years
- ----------------                         --------                      -------------------
Charles C. Cornelio (39)                 Vice President                Executive Vice President, Jefferson Pilot Financial
One Granite Place                        and General Counsel           and Jefferson Pilot Corporation, Vice President, and
Concord, N.H. 03301                                                    Secretary, Jefferson Pilot Securities Corporation.

Shari J. Lease (44)                      Secretary                     Vice President and Counsel, Jefferson Pilot
One Granite Place                                                      Financial; Secretary, Chubb Investment Advisory,
Concord, N.H. 03301                                                    previously Secretary, Chubb Investment Funds, Inc.

Craig D. Moreshead (31)                  Assistant Secretary           Counsel for Jefferson Pilot Financial; Assistant Secretary,
One Granite Place                                                      Jefferson Pilot Investment Advisory; formerly Compliance
Concord, N.H. 03301                                                    Manager of BancBoston Securities, Inc.

John A. Weston (39)                      Treasurer                     Vice President of Jefferson Pilot Financial, Treasurer
One Granite Place                                                      of Jefferson Pilot Securities Corporation, Jefferson Pilot
Concord, N.H. 03301                                                    Investment Advisory, Jefferson Pilot Variable Corporation
                                                                       and Hampshire Funding,  Inc.; formerly, Mutual Fund
                                                                       Accounting Officer for the Fund, Chubb Investment Funds,
                                                                       Inc. and Jefferson Pilot Investment Advisory Corporation
                                                                       and Assistant Treasurer for Chubb Securities Corporation
                                                                       and Hampshire Funding, Inc.

Mark D. Landry (34)                      Assistant Treasurer           Mutual Fund Accounting and Operations Officer for
One Granite Place                                                      Jefferson Pilot Financial, Concord, N.H. 03301 and
Concord, N.H. 03301                                                    Jefferson Pilot Investment Advisory; formerly Mutual
                                                                       Fund  Accounting and Operations Manager for the Fund,
                                                                       Chubb Investment Funds, Inc., Assistant Treasurer of
                                                                       Chubb Investment Funds, Inc.; and Chubb Investment Advisory.

Michael D. Coughlin (56)                 Director                      Owner, Michael D. Coughlin Associates (general management
215 Mountain Road                                                      consulting); formerly President of Cnocord Litho Company,
Concord, N.H. 03301                                                    Inc. (printing company)

                                      S-38

Elizabeth S. Hager (54)                  Director                      State Representative, New  Hampshire, Executive Director,
5 Auburn Street                                                        United Way, Consultant, Fund Development, previously,
Concord, N.H. 03301                                                    City Councilor,  City of Concord,  N.H. and Mayor, City of
                                                                       Concord, N.H.

Thomas D. Rath (53)                      Director                      Partner, Rath, Young, Pignatelli, P.A.; President, PlayBall
One Capital Plaza, P.O. Box 1500                                       N.H.; formerly Vice Chairman, Primary Bank; Chairman,
Concord, N.H. 03302                                                    Horizon Bank



      Asterisks indicate those directors who are "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Coughlin and Ms. Hager are members of the audit committee and Mr. Angarella and Ms. Hager are members of the valuation committee.


      The officers of the Fund and one of the directors of the Fund (Mr. Angarella) who is an "interested person" of the Fund receive no salary or fee from the Fund. The remaining directors of the fund received the compensation shown below for the fiscal year ending December 31, 1999. It is not proposed that the directors will be paid any retirement or pension benefits.


                                               Aggregate Compensation
Name                          Position                From Fund
- ----                          --------         -----------------------

Michael D. Coughlin           Director                 $7,600

Elizabeth S. Hager            Director                 $7,600

Thomas D. Rath                Director                 $7,600

      The Fund and Jefferson Pilot Investment Advisory Corporation have adopted codes of ethics under Rule 17j-1 of the Investment Company Act of 1940. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

                                  CAPITAL STOCK


      The Fund issues a separate series of capital stock for each Portfolio. The authorized capital stock of the Fund consists of 12,000,000,000 shares of common stock which are divided into twelve series: World Growth Stock Portfolio common stock, International Equity Portfolio common stock, Money Market Portfolio common stock, Global Hard Assets Portfolio common stock, S&P 500 Index Portfolio common stock, High Yield Bond Portfolio common stock, Small Company Portfolio common stock, Growth and Income Portfolio common stock, Capital Growth Portfolio common stock, Growth Portfolio common stock, Balanced Portfolio common stock and Emerging Growth Portfolio common stock. Each series currently consists of 1,000,000,000 shares. The Fund has the right to issue additional shares without the consent of stockholders and may reallocate shares to new series or to one or more of the existing series.

      Jefferson Pilot Financial initially purchased 100,000 shares of the capital stock of each Portfolio, other than the Balanced Portfolio, High Yield Bond Portfolio, International Equity Portfolio, Growth Portfolio and the Emerging Growth Portfolio, for its general account. Jefferson Pilot Financial initially purchased 500,000 shares of the capital stock of the Balanced Portfolio and 300,000 shares of capital stock of the Emerging Growth Portfolio for its general account. The purchase price of each share was $10.00. All other shares are offered only to corresponding divisions of separate accounts established by Jefferson Pilot Financial or its affiliated insurance companies. Jefferson Pilot Financial intends to withdraw such investment from time to time.

      Each share of capital stock is entitled to one vote on all matters submitted to a vote of all stockholders of the Fund, and fractional shares are entitled to a corresponding fractional vote. Shares of a Portfolio will be voted separately from shares of other Portfolios on matters affecting only that Portfolio. The shares held by Jefferson Pilot Financial or its affiliated insurance companies, including shares for which no voting instructions have been received, shares held in a separate account representing charges imposed by Jefferson Pilot Financial or its affiliates and shares held by Jefferson Pilot Financial that are not otherwise attributable to Policies, will be voted by Jefferson Pilot Financial or its affiliated insurance companies in proportion to instructions received from the owners of Policies. Jefferson Pilot Financial and its affiliated insurance companies reserve the right to vote any or all such shares at their discretion to the extent consistent with then current interpretations of the 1940 Act and rules thereunder.

      The assets received by the Fund for the issuance or sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof are specifically allocated to each Portfolio. They constitute the underlying assets of each Portfolio, are required to be segregated on the books of account and are to be charged with the expenses of such Portfolio. Any assets which are not clearly allocable to a particular Portfolio or Portfolios are allocated in a manner determined by the Board of Directors. The assets of each Portfolio are charged with the liabilities of that Portfolio and a proportionate share of the general liabilities of the Fund. Accrued liabilities which are not clearly allocable to one or more Portfolios would generally be allocated among the Portfolios in proportion to their relative net assets before adjustment for such unallocated liabilities. Each issued and outstanding share in a Portfolio is entitled to participate equally in dividends and distributions declared with respect to such Portfolio and in the net assets of such Portfolio upon liquidation or dissolution remaining after satisfaction of outstanding liabilities.


      The shares of each Portfolio, are fully paid and non-assessable, have no preference, preemptive, conversion, exchange or similar rights, and are freely transferable. Shares do not have cumulative voting rights.

      As a Maryland corporate entity, the Fund is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Fund is, however, required to hold shareholder meetings for such purposes as, for example: (i) approving certain agreements as required by the 1940 Act; (ii) changing fundamental investment objectives and restrictions of the Portfolios; and (iii) filling vacancies on the Board of Directors in the event that less than a majority of the directors were elected by shareholders. The Fund expects that there will be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. At such time, the directors then in office will call a shareholder meeting for the election of directors. In addition, holders of record of not less than two-thirds of the outstanding shares of the Fund may remove a director from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Fund. The Fund has the obligation to assist in such shareholder communications. Except as set forth above, directors will continue in office and may appoint successor directors.


      The officers and directors of the Fund cannot directly own shares of the Fund without purchasing a Policy. As a result, the amount of shares owned by the directors and officers of the Fund as a group is less than 1% of each Portfolio.


              Control Persons and Principal Holders of Securities

      Initially, shares of the Registrant were offered and sold only to The Volunteer State Life Insurance Company ("Volunteer"), a stock life insurance company organized under the laws of Tennessee. Effective July 1, 1991, Volunteer changed its name to Chubb Life Insurance Company of America ("Chubb Life") and re-domesticated to New Hampshire. Chubb Life changed its name to Jefferson Pilot Financial Insurance Company ("J.P. Financial") on May 1, 1998. The purchasers of variable life insurance contracts issued in connection with separate accounts established by J.P. Financial or its affiliated insurance companies will have the right to instruct J.P. Financial or its affiliated insurance companies with respect to the voting of the Registrant's shares held by such separate accounts on behalf of policyowners. The shares held by J.P. Financial or its affiliated insurance companies, including shares for which no voting instructions have been received, shares held in the separate accounts representing charges imposed by J.P. Financial or its affiliated insurance companies against the separate account and shares held by J.P. Financial or its affiliated insurance companies that are not otherwise attributable to Policies, will also be voted by J.P. Financial or its affiliated insurance companies in proportion to instructions received from owners of Policies. J.P. Financial or its affiliated insurance companies reserve the right to vote any or all such shares at their discretion to the extent consistent with then current interpretations of the Investment Company Act of 1940 and rules thereunder. Subject to such voting instruction rights, J.P. Financial or its affiliated insurance companies will directly control the Registrant.

      Subsequently, shares of the Registrant may be offered and sold to other separate accounts formed by J.P. Financial, its successors or assigns, and by other insurance companies which, along with J.P. Financial, are subsidiaries of The Jefferson-Pilot Corporation, a North Carolina corporation, or subsidiaries of such subsidiaries. In addition, shares of the Fund may be also offered and sold to other separate accounts of non-affiliated insurance companies. A diagram of the subsidiaries of The Jefferson-Pilot Corporation is included in this filing.

     The following table indicates the percentage of ownership of each person or entity who owns of record 5% or more of the outstanding equity securities of the Fund's Portfolios. Alexander Hamilton Life Insurance Company of America owns beneficially 17.73% of the outstanding equity securities of the High Yield Bond Portfolio. The Jefferson-Pilot Corporation Employees Retirement Plan owns beneficially 23.40%, 7.57%, 33.81%, and 9.41% of the International Equity, Emerging Growth, Growth, and Growth and Income Portfolios respectively. All data is current as of January 31, 2000.

      Jefferson Pilot Financial Insurance Company ("JP Financial") is located at One Granite Place, Concord, NH 03301. Alexander Hamilton Life Insurance Company of America ("AHL") is located at 1000 Town Center, Suite 1070A, Southfied, MI 48075. Jefferson-Pilot Corporation ("JP Corporation") is located at 100 N. Green St., Greensboro, NC 27401.

                             JP Financial                                                 JP Corporation
JPVF Portfolio              Separate Acct A              AHL Separate Acct A               Separate Acct C
- --------------              ---------------              -------------------              --------------
International Equity             61.03%                          14.08%                         23.40%
World Growth Stock               95.81%                             --                             --
Global Hard Assets               99.53%                             --                             --
Emerging Growth                  78.20%                          10.38%                          7.57%
Capital Growth                   84.98%                          11.56%                            --
Small Company                    97.47%                             --                             --
S&P 500 Growth                   49.67%                          13.96%                         33.81%
Growth and Income                77.67%                          12.21%                          9.41%
Balanced                         79.21%                          19.88%                            --
High Yield Bond                  58.42%                          22.26%                            --
Money Market                     71.37%                          23.43%                            --


                        OFFERING AND REDEMPTION OF SHARES

      The Fund offers shares of each Portfolio only for purchase by the corresponding division of separate accounts established by Jefferson Pilot Financial or its affiliated insurance companies. It thus will serve as an investment medium for the Policies offered by Jefferson Pilot Financial and its affiliated insurance companies. The offering is without a sales charge and is made at each Portfolio's net asset value per share, which is determined in the manner set forth below under "DETERMINATION OF NET ASSET VALUE." In the future, the shares of the Fund may be offered to additional separate accounts of Jefferson Pilot Financial, its successor or assigns, or of its affiliated insurance companies.

      Jefferson Pilot Variable Corporation ("JP Variable Corporation") is the principal underwriter and distributor of the Fund's shares. It is also the principal underwriter and distributor of the Policies.

      Under the terms of the Fund Distribution Agreement entered into by JP Variable Corporation and the Fund, JP Variable Corporation is not obligated to sell any specific number of shares of the Fund. JP Variable Corporation also pays any distribution expenses and costs (that is, those arising from any activity which is primarily intended to result in the sale of shares issued by the Fund) including expenses and costs attributable to the Fund which are related to the printing and distributing of prospectuses and periodic reports to new or prospective owners of Policies. Such expenses are reimbursed by Jefferson Pilot Financial or its affiliated insurance companies, their successors or assigns, pursuant to the terms of separate agreements with Jefferson Pilot Securities relating to the sale of Policies.

      The Fund redeems all full and fractional shares of the Fund at the net asset value per share applicable to each Portfolio. See "DETERMINATION OF NET ASSET VALUE" below.

      Redemptions are normally made in cash, but the Fund has authority, at its discretion, to make full or partial payment by assignment to the separate account of portfolio securities at their value used in determining the redemption price. The Fund, nevertheless, pursuant to Rule 18f-1 under the 1940 Act, has filed a notification of election on Form N-18f-1, by which the Fund has committed itself to pay to the separate account in cash, all such separate account's requests for redemption made during any 90-day period, up to the lesser of $250,000 or 1% of the applicable Portfolio's net asset value at the beginning of such period. The securities, if any, to be paid in-kind to the separate account will be selected in such manner as the Board of Directors deems fair and equitable. In such cases, the separate account would incur brokerage costs should it wish to liquidate these portfolio securities.

      The right to redeem shares or to receive payment with respect to any redemption of shares of any Portfolio may only be suspended (1) for any period during which trading on the New York Stock Exchange is restricted or such Exchange is closed, other than customary weekend and holiday closings, (2) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of that Portfolio is not reasonably practicable, or (3) for such other periods as the Securities and Exchange Commission may by order permit for the protection of stockholders of the Portfolio.

                        DETERMINATION OF NET ASSET VALUE


      The net asset value of the shares of each Portfolio of the Fund is determined as of the close of regular trading on the New York Stock Exchange (presently 4:00 P.M. New York Time), on each day during which the New York Stock Exchange is open for trading except on days where both (i) the degree of trading in the Portfolio's securities would not materially affect the net asset value of the Portfolio's shares and (ii) no shares of the Portfolio were tendered for redemption or no purchase order was received. The New York Stock Exchange is open from Monday through Friday except on the following national holidays: New Years Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. In the event that any of the above holidays falls on a Sunday, it is regularly observed on the following Monday. The net asset value of each Portfolio will not be calculated on the following local holidays: the day after Thanksgiving, the day after Christmas, the day before Christmas if Christmas falls on a Friday or Saturday, and the Friday before Christmas if Christmas falls on a Sunday.

      The net asset value per share of each Portfolio is computed by dividing the sum of the value of the securities held by that Portfolio, plus any cash or other assets and minus all liabilities, by the total number of outstanding shares of that Portfolio at such time. Any expenses borne by the Fund, including the investment management fee payable to Jefferson Pilot Investment Advisory, are accrued daily except for extraordinary or non-recurring expenses.


      Portfolio securities which are traded on national stock exchanges are valued at the last sale price as of the close of business of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the mean between the closing bid and asked prices.

      Securities traded in the over-the-counter market are valued at the closing sales price as reported on a readily available market quotation system, or, if no sale took place, the mean between the bid and asked prices. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Fund.

      Quotations of foreign securities in foreign currencies are converted to U.S. dollar equivalents using appropriately translated foreign market closing prices.

      Long-Term U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities are valued at representative quoted prices from bond pricing services.

      Long-term publicly traded corporate bonds are valued at prices obtained from a bond pricing service when such prices are available or, when appropriate, from broker-dealers who make a market in that security.

      Debt instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Under this method of valuation, the security is valued at cost on the date of purchase plus a constant rate of amortization of any discount or premium until maturity, regardless of any intervening change in general interest rates or the market value of the instrument. The amortized cost value of the security may be either more or less than the market value at any given time. If for any reason the fair value of any security is not fairly reflected through the amortized cost method of valuation, such security will be valued by market quotations, if available, otherwise as determined in good faith by the Board of Directors.

                        PERFORMANCE AND YIELD INFORMATION


      From time to time the Fund may advertise the yield and/or the average annual total return of some or all of its twelve investment portfolios. These figures are based on historical earnings and are not intended to indicate future performance. Shares of the portfolios are presently offered only to corresponding divisions of separate accounts established by Jefferson Pilot Financial Insurance Company ("JPF" "JP Financial" or "Jefferson Pilot Financial"), Jefferson-Pilot Life Insurance Company ("Jefferson Pilot"), Alexander Hamilton Life Insurance Company of America ("Hamilton") or their affiliated insurance companies, to fund variable annuities and flexible premium variable life insurance policies. None of these performance figures reflect fees and charges imposed under such variable annuities or flexible premium variable life insurance policies, which fees and charges will reduce the yield and total return to policyowners; therefore, these performance figures may be of limited use for comparative purposes.


Money Market Portfolio


      For the seven days ended December 31, 1999, the yield of the Money Market Portfolio expressed as a simple annualized yield was 6.45%; the yield of the Money Market Portfolio expressed as a compounded effective yield was 6.66%.


      The Money Market Portfolio's yield is its investment income, less expenses, expressed as a percentage of assets on an annualized basis for a seven-day period. The yield is expressed as a simple annualized yield and as a compounded effective yield. The yield does not reflect the fees and charges imposed on the assets of Separate Account A.

      The simple annualized yield is computed by determining the net change (exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the seven-day period, dividing the net change in account value by the value of the account at the beginning of the period, and annualizing the resulting quotient (base period return) on a 365-day basis. The net change in account value reflects the value of additional shares purchased with dividends from the original shares in the account during the seven-day period, dividends declared on such additional shares during the period, and expenses accrued during the period.

      The compounded effective yield is computed by determining the unannualized base period return, adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result.

Non-Money Market Portfolios

      Yield represents the net annualized yield based on a specified 30-day (or one month) period assuming a reinvestment semiannual compounding of income. Yield is calculated by dividing the average daily net investment income per share earned during the specified period by the maximum offering price, which is net asset value per share on the last day of the period, and annualizing the result according to the following formula:

                           Yield = 2(((A-B + 1) 6) -1)
                                       ---
                                       CD

      Where A equals dividends and interest earned during the period, B equals expenses accrued for the period (net of reimbursements), C equals the average daily number of shares outstanding during the period that were entitled to receive dividends, and D equals the maximum offering price per share on the last day of the period.


      The average annual total return quotations for the World Growth Stock Portfolio, the Money Market Portfolio, the Global Hard Assets Portfolio, the Small Company Portfolio, the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the Emerging Growth Portfolio, the International Equity Portfolio, the Growth Portfolio, and the High Yield Bond Portfolio for the one year ended December 31, 1999 are 20.86%, 4.57%, 19.15%, 14.20%, 5.75%, 44.66%, 22.26%, 76.51%, 32.54%, 80.36%, and 4.79% respectively.
The average annual total return quotations for the World Growth Stock, Money Market, Global Hard Assets, Small Company, Growth and Income, Capital Growth and Balnced Portfolios for the 5 years ended December 31, 1999 are 14.74%, 4.80%, (9.74%), 13.47% 20.31%, 34.38% and 17.77%, respectively. The average annual total return quotations for World Growth Stock Portfolio, the Money Market Portfolio, the Global Hard Assets Portfolio and the Small Company Portfolio for the 10 years ended December 31, 1999 are 11.62%, 4.47%, (5.18%), and 12.41%
respectively. The average annual total return quotations for World Growth Stock Portfolio, the Money Market Portfolio, the Global Hard Assets Portfolio, the Small Company Portfolio, the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the International Equity Portfolio, the Growth Portfolio, the High Yield Bond Portfolio, and the Emerging Growth Portfolio since each Portfolio's inception through December 31, 1999 are 12.43%, 4.96%, .08%, 12.53%, 15.41%, 28.21%, 13.54%, 27.02%, 53.88%, 2.83%, and 37.62%
respectively.


      The average annual total return figures represent the average annual compounded rate of return of the stated period. Average annual total return quotations reflect the percentage change between the beginning value of a static account in the Portfolio and the ending value of that account measured by the then current net asset value of that Portfolio assuming that all dividends and capital gains distributions during the stated period were reinvested in shares of the Portfolio when paid. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment that would compare the initial amount to the ending redeemable value of such investment according to the following formula:

                               T = (ERV/P)/1/n/-1

      Where T equals average annual total return, where ERV, the ending redeemable value, is the value, at the end of the applicable period, of a hypothetical $10,000 payment made at the beginning of the applicable period, where P equals a hypothetical initial payment of $1,000, and where N equals the number of years. From time to time, in reports and sales literature: (1) each Portfolio's performance or P/E ratio may be compared to: (i) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and Dow Jones Industrial Average so that you may compare that Portfolio's results with those of a group of unmanaged securities widely regarded by investors as representative of the U.S. stock market in general; (ii) other groups of mutual funds traced by: (A) Lipper Analytical Services, a widely-used independent research firm which ranks mutual funds by overall performance, investment objectives, and asset size; (B) Forbes Magazine's Annual Mutual Funds Survey and Mutual Fund Honor Roll; or (C) other financial or business publications, such as the Wall Street Journal, Business Week, Money Magazine, and Barron's, which provide similar information; (iii) indices of stocks comparable to those in which the particular Portfolio invests; (2) the Consumer Price Index (measure of inflation) may be used to assess the real rate of return from an investment in each Portfolio; (3) other U.S. government statistics such as GNP, and net import and export figures derived from governmental publications, e.g., The Survey of Current Business, may be used to illustrate investment attributes of each Portfolio or the general economic, business, investment, or financial environment in which each Portfolio operates; and (4) the effect of tax-deferred compounding on the particular Portfolio's investment returns, or on returns in general, may be illustrated by graphs, charts, etc. where such graphs or charts would compare, at various points in time, the return from an investment in the particular Portfolio (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis. Each Portfolio's performance may also be compared to the performance of other mutual funds by Morningstar, Inc. which ranks mutual funds on the basis of historical risk and total return. Morningstar rankings are calculated using the mutual fund's performance relative to three-month Treasury bill monthly returns. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a mutual fund as a weighted average for 3, 5, and 10-year periods. In each category, Morningstar limits its five star rankings to 10% of the funds it follows and its four star rankings to 22.5% of the funds it follows. Rankings are not absolute or necessarily predictive of future performance.

      The performance of the Portfolios may be compared, for example, to the record of the S&P 500 Index, NASDAQ Composite Index, and the Europe, Australia, Far Eastern ("EAFE") Index. The S&P 500 Index is a well known measure of the price performance of 500 leading larger domestic stocks which represent approximately 80% of the market capitalization of the U.S. equity market. The NASDAQ Composite Index is comprised of all stocks on NASDAQ's National Market Systems, as well as other NASDAQ domestic equity securities. The NASDAQ Composite Index has typically included smaller, less mature companies representing 10% to 15% of the capitalization of the entire domestic equity market. The EAFE Index is comprised of more than 900 companies in Europe, Australia and the Far East. All of these indices are unmanaged and capitalization weighted. In general, the securities comprising the NASDAQ Composite Index are more growth oriented and have a somewhat higher beta and P/E ratio than those in the S&P 500 Index.

      The total returns of all of these indices will show the changes in prices for the stocks in each index. However, only the performance data for the S&P 500 Index assumes reinvestment of all capital gains distributions and dividends paid by the stocks in each data base. Tax consequences will not be included in such illustration, nor will brokerage or other fees or expenses of investing be reflected in the NASDAQ Composite, S&P 500, EAFE Index.

       From time to time, in reports and sales literature, the Global Hard Assets and Growth and Income Portfolios may present non-standardized performance due to a change in investment objective and a change in sub-adviser. Average annual total return will be calculated utilizing the same method as for standard performance and will reflect all elements of return. Returns will will be calculated year to date and for the 1, 5 and 10 year periods beginning May 1, 1998 (Global Hard Assets) and beginning August 28, 1997 (Growth and Income) and ending December 31, 1999.

                             ADDITIONAL INFORMATION

Reports

      Annual and semi-annual reports containing financial statements of the Fund, as well as voting instruction soliciting material for the Fund, have been sent to Policyowners.

Name and Service Mark

      The Chubb Corporation in conjunction with its sale of Jefferson Pilot Financial to Jefferson-Pilot Corporation has granted a limited right to use the "Chubb" name and service mark. Jefferson Pilot Corporation has also granted a limited license to the Fund to use the Jefferson Pilot name and service mark.

                              FINANCIAL STATEMENTS


      The financial statements contained in the Fund's December 31, 1998 Annual Report are incorporated herein by reference.

                                     PART C
                                OTHER INFORMATION

Item 23.   Exhibits



      1.   a.   Amended and Restated Articles of Incorporation, incorporated by reference to earlier filing on September 5, 1997 SEC file No. 2-94479 Exhibit l.a of Form N-lA Registration Statement.

           b. Articles of Amendment to the Articles of Incorporation are incorporated by reference to earlier filing on March 2, 1998 SEC File No. 2-94479 Exhibit 1.b of Form N-1A Registration Statement.

           c. Articles of Amendment to the Articles of Incorporation are incorporated by reference to earlier filing on February 25, 1999 SEC file No. 2-94479 Exhibit 1.c of Form N-1A Registration Statement.


     2. By-Laws of Jefferson Pilot Variable Fund, Inc., incorporated by reference to earlier filing on February 25, 1999 SEC File No. 2-94479
          Exhibit 2 of Form N-1A Registration Statement.

     3.   Not applicable.

      4. a. Investment Management Agreement between Chubb America Fund, Inc. and Chubb Investment Advisory Corporation incorporated by reference to earlier filing on March 2, 1998 SEC File No. 2-94479
           Exhibit 99.5a.

           b. Investment Subadvisory Agreement among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Templeton Global Advisers Limited. Incorporated by reference to earlier filing on September 5, 1997 SEC file No. 2-94479 Exhibit 99.5B.

           c. Investment Subadvisory Agreement among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Van Eck Associates Corporation. Incorporated by reference to earlier filing on September 5, 1997 SEC file No. 2-94479 Exhibit 99.5C.

           d. Investment Subadvisory Agreement between Jefferson Pilot Investment Advisory Corporation and Lord Abbett & Company for the Small Company Portfolio.

           e. Investment Sub Advisory Agreement between Jefferson Pilot Investment Advisory Corporation and Credit Suisse Asset Management, LLC for the Growth and Income Portfolio.

           f. Investment Sub Advisory Agreement between Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Janus Capital Corporation for the Capital Growth Portfolio. Incorporated by reference to earlier filing on September 5, 1997 SEC file No. 2-94479 Exhibit 99.5F.

           g. Investment Sub Advisory Agreement between Jefferson Pilot Investment Advisory Corporation and Janus Capital Corporation for the Balanced Portfolio.

           h. Investment Sub-Advisory Agreement among Chubb America Fund, Inc., Chubb Investment Advisory Corporation, and Massachusetts Financial Services Company with respect to the Emerging Growth Portfolio and Money Market Portfolios. Incorporated by reference to earlier filing on September 5, 1997 SEC file No. 2-94479 Exhibit 99.5H.

           i. Investment Sub-Advisory Agreement between Jefferson Pilot Variable Fund, Inc., Jefferson Pilot Investment Advisory Corporation and Lombard International Portfolio Management Limited for the International Equity Portfolio incorporated by reference to earlier filing on March 2, 1998 SEC File No. 2-94479 Exhibit 99.5j.

           j. Investment Sub-Advisory Agreement between Jefferson Pilot Variable Fund, Inc., Jefferson Pilot Investment Advisory Corporation and Strong Capital Management, Inc. for the Growth Portfolio incorporated by reference to earlier filing on March 2, 1998 SEC File No. 2-94479
           Exhibit 99.5k.

           k. Investment Sub Advisory Agreement between Jefferson Pilot Variable Fund, Inc., Jefferson Pilot Variable Corporation and Massachusetts Financial Service Company for the High Yield Bond Portfolio incorporated by reference to earlier filing on March 2, 1998 SEC File No. 2-94479 Exhibit 99.5e.

      5. Fund Distribution Agreement between Jefferson Pilot Variable Fund, Inc. and Jefferson Pilot Variable Corporation incorporated by reference to earlier filing on March 2, 1998 SEC File No. 2-94479
           Exhibit 99.6.

      6.   Not applicable.

      7. a. Custodian Agreement between Chubb America Fund, Inc. and Citibank, N.A. Incorporated by reference to earlier filing on February 21, 1991, SEC File No. 2-94479, Exhibit 8 of N-1A Registration Statement.

           b. Amendment to the Custodial Services Agreement between Chubb America Fund, Inc. and Citibank, N.A. Incorporated by reference to earlier filing on April 14, 1993, SEC File No. 2-94479, Exhibit 8(b) of N-1A Registration Statement.

           c. Amendment No. 2 to Custodial Services Agreement between Chubb America Fund, Inc. and Citibank, N.A. Incorporated by reference to earlier filing on April 14, 1993, SEC File No. 2-94479, Exhibit 8(c) of N-1A Registration Statement.

      8.   Not applicable.

      9. a. Opinion and Consent of Counsel as to the legality of the securities being registered. Incorporated by reference to earlier filing on September 5, 1997 SEC file No. 2-94479 Exhibit 99.10A of N-lA Registration Statement.

     10. Consent of Ernst & Young L.L.P., incorporated by reference to earlier filing on February 25, 1999 SEC file No. 2-94479 Exhibit 10 of N-1A Registration Statement.

     11.   Not applicable.

     12. a. Stock Subscription Agreement between Chubb America Fund, Inc. and The Volunteer State Life Insurance Company, incorporated by reference to earlier filing on April 11, 1990, SEC File No. 2-94479, Exhibit 13(a) of N-lA Registration Statement.

           b. Stock Subscription Agreement between Chubb America Fund, Inc. and The Volunteer State Life Insurance Company, incorporated by reference to earlier filing on April 11, 1990, SEC File No. 2-94479, Exhibit 13(b) of N-lA Registration Statement.

           c. Stock Subscription Agreement between Chubb America Fund, Inc. and Chubb Life Insurance Company of America, incorporated by reference to earlier filing on February 28, 1992, SEC File No. 2-94479, Exhibit 13(c) of N-lA Registration Statement.

     13.   Not applicable.



     14. Financial Data Schedules, incorporated by reference to earlier filing on February 25, 1999 SEC file no. 2-94479 Exhibit 27.1 of N-1A Registration Statement.


     15.   Not applicable.


     16. Code of Ethics of Registrant and Code of Conduct of Jefferson Pilot Investment Advisory Corporation (formerly, Chubb Investment Advisory Corporation).

Item 24.   Persons Controlled by or under Common Control with Registrant

Initially, shares of the Registrant were offered and sold only to The Volunteer State Life Insurance Company ("Volunteer"), a stock life insurance company organized under the laws of Tennessee. Effective July 1, 1991, Volunteer changed its name to Chubb Life Insurance Company of America ("Chubb Life") and re-domesticated to New Hampshire. Chubb Life changed its name to Jefferson Pilot Financial Insurance Company ("J.P. Financial") on May 1, 1998. The purchasers of variable life insurance contracts issued in connection with separate accounts established by J.P. Financial or its affiliated insurance companies will have the right to instruct J.P. Financial or its affiliated insurance companies with respect to the voting of the Registrant's shares held by such separate accounts on behalf of policyowners. The shares held by J.P. Financial or its affiliated insurance companies, including shares for which no voting instructions have been received, shares held in the separate accounts representing charges imposed by J.P. Financial or its affiliated insurance companies against the separate account and shares held by J.P. Financial or its affiliated insurance companies that are not otherwise attributable to Policies, will also be voted by J.P. Financial or its affiliated insurance companies in proportion to instructions received from owners of Policies. J.P. Financial or its affiliated insurance companies reserve the right to vote any or all such shares at their discretion to the extent consistent with then current interpretations of the Investment Company Act of 1940 and rules thereunder. Subject to such voting instruction rights, J.P. Financial or its affiliated insurance companies will directly control the Registrant.

Subsequently, shares of the Registrant may be offered and sold to other separate accounts formed by J.P. Financial, its successors or assigns, and by other insurance companies which, along with J.P. Financial, are subsidiaries of The Jefferson-Pilot Corporation, a North Carolina corporation, or subsidiaries of such subsidiaries. In addition, shares of the Fund may be also offered and sold to other separate accounts of non-affiliated insurance companies. A diagram of the subsidiaries of The Jefferson-Pilot Corporation is included in this filing.

Item 25.   Indemnification

Reference is made to Article VIII, Section 10 of the Registrant's Amended and Restated Articles of Incorporation filed on September 5, 1997, as Exhibit 1.a to the Form N-lA Registration Statement and to Article V of the Registrant's By-Laws filed on March 2, 1998, as Exhibit 2 to the Form N-1A Registration Statement. The Amended and Restated Articles of Incorporation provide that neither an officer nor director of the Registrant will be liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as an officer or director, except to the extent such limitation of liability is not otherwise permitted by law. The By-Laws provide that the Registrant will indemnify its directors and officers to the extent permitted or required by Maryland law. A resolution of the Board of Directors specifically approving payment or advancement of expenses to an officer is required by the By-Laws. Indemnification may not be made if the director or officer has incurred liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his/her office ("Disabling Conduct"). The means of determining whether indemnification shall be made are
(1) a final decision by a court or other body before whom the proceeding is brought that the director or officer was not liable by reason of Disabling Conduct, or (2) in the absence of such a decision, a reasonable determination, based on a review of the facts, that the director or officer was not liable by reason of Disabling Conduct. Such latter determination may be made either by (a) vote of a majority of directors who are neither interested persons (as defined in the Investment Company Act of 1940) nor parties to the proceeding or (b) independent legal counsel in a written opinion. The advancement of legal expenses may not occur unless the director or officer agrees to repay the advance (if it is determined that the director or officer is not entitled to the indemnification) and one of three other conditions is satisfied: (1) the director or officer provides security for his/her agreement to repay, (2) the Registrant is insured against loss by reason of lawful advances, or (3) the directors who are not interested persons and are not parties to the proceedings, or independent counsel in a written opinion, determine that there is reason to believe that the director or officer will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

Jefferson Pilot Investment Advisory was formed in 1984 and had not been previously engaged in any other business. The other businesses, professions, vocations and employment of a substantial nature of its directors and officers during the past two years are as follows:

Name of Director                                                       Other Business,
or Officer of Jefferson             Positions with Jefferson Pilot     Profession, Vocation or
Pilot                               Investment                         Employment During
Investment Advisory                 Advisory                           Past Two Years
-------------------                 --------                           --------------
Ronald Angarella                    President and Director             Senior Vice President,
                                                                       Jefferson Pilot Financial;
                                                                       Senior Vice President and
                                                                       Director of Jefferson Pilot
                                                                       LifeAmerica; President and
                                                                       Director, Jefferson Pilot
                                                                       Securities, and Hampshire
                                                                       Funding, Inc.; formerly
                                                                       Senior Vice President and
                                                                       Director, Chubb Investment
                                                                       Funds, Inc.

Shari J. Lease                      Secretary                          Vice President and Counsel,
                                                                       Jefferson Pilot Financial;
                                                                       formerly Secretary, Chubb
                                                                       Investment Funds, Inc.
                                                                       and Chubb Series Trust

Craig D. Moreshead                  Assistant Secretary                Counsel for Jefferson Pilot
                                                                       Financial, Assistant Secretary
                                                                       of Jefferson Pilot Variable
                                                                       Fund, Inc.

                                                                       Other Business,
Name of Director                    Positions with Chubb               Profession, Vocation or
or Officer of Chubb                 Investment                         Employment During
Investment Advisory                 Advisory                           Past Two Years
-------------------                 --------                           --------------
John A. Weston                      Treasurer                          Assistant Vice President,
                                                                       Mutual Fund Accounting
                                                                       Officer, Jefferson Pilot
                                                                       Financial; Treasurer,
                                                                       Jefferson Pilot
                                                                       Securities Corporation,
                                                                       and Hampshire Funding,
                                                                       Inc.; previously Financial
                                                                       Reporting Officer, Chubb
                                                                       Life, Treasurer Chubb
                                                                       Investment Funds Inc. and
                                                                       Chubb Series Trust.

Mark D. Landry                      Assistant Treasurer                Mutual Fund Accounting and
                                                                       Operations Officer for Jefferson
                                                                       Pilot Financial; formerly Mutual
                                                                       Fund Accounting and Operations
                                                                       Manager for the Fund, Chubb
                                                                       Investment Funds, Inc., Assistant
                                                                       Treasurer of Chubb Investment Funds,
                                                                       Inc., and Chubb Investment Advisory.

Dennis R. Glass                     Director                           Executive Vice President, Chief Financial
                                                                       Officer and Treasurer of Jefferson-Pilot
                                                                       Corporation, Jefferson-Pilot Life, and
                                                                       Alexander Hamilton Life; Executive Vice
                                                                       President and Director of Jefferson Pilot Financial

John C. Ingram                      Director                           Senior Vice President - Securities of Jefferson-Pilot
                                                                       Life, Alexander Hamilton Life, and Jefferson Pilot Financial



                                      C-l1

                                                                       Other Business,
Name of Director                    Positions with Chubb               Profession, Vocation or
or Officer of Chubb                 Investment                         Employment During
Investment Advisory                 Advisory                           Past Two Years
-------------------                 --------                           --------------
Carol R. Hardiman                   Vice President                     Vice President and Director of
                                                                       Jefferson Pilot Securities; Vice
                                                                       President of Hampshire Funding Inc.

The directors, officers, employees and partners of the Sub-Investment Managers have rendered investment advice and management during the past two years and have not engaged in any other business of a substantial nature.

Item 27.   Principal Underwriters

Jefferson Pilot Variable Corporation also distributes JPF Separate Account A, JPF Separate Account B, JPF Separate Account C, JPF Separate Account D, Alexander Hamilton Variable Annuity Separate Account and Jefferson-Pilot Separate Account A.

The names, principal business addresses, positions and offices of each director or officer of Jefferson Pilot Variable Corporation, and their positions with the Fund are:

Name and Principal                  Positions and Offices              Positions and Offices
Business Address                    with Underwriter                   with Registrant
-------------------                 --------                           --------------
Ronald R. Angarella                 President and                      President and Director
One Granite Place                   Chairman
Concord NH 03301

David Booth                         Vice President,                    None
One Granite Place                   Marketing
Concord NH 03301

John A. Weston                      Chief Financial Officer            Treasurer
Treasurer
One Granite Place
Concord NH 03301

Shari J. Lease                      Secretary                          Secretary
Secretary
One Granite Place
Concord NH 03301

Stafford Moser                      Assistant Vice President,          None
                                    Marketing

Kevin Haddad                        Compliance Officer                 None

Charles C. Cornelio                 Director                           None

Lisa S. Clifford                    Compliance Officer,                None
                                    Advertising

Carol R. Hardiman                   Director                           None


Item 28.   Location of Accounts and Records

The following entities prepare, maintain and preserve the records required by
Section 31(a) of the 1940 Act for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Securities and Exchange Commission under the 1940 Act and such records will be surrendered promptly on request:

Citibank, N.A., 111 Wall Street, New York, New York 10043; Barclays Global Investors, 45 Fremont Street, San Francisco, CA 94105; Warburg Pincus Counsellors, Inc., 466 Lexington Avenue, New York, New York 10017; Van Eck Associates Corporation, 99 Park Avenue, New York, New York 10016; Jefferson Pilot Investment Advisory, One Granite Place, Concord, New Hampshire 03301; Lord, Abbett & Company, 767 Fifth Avenue, New York, New York 10153; Templeton, Global Advisors, Inc., Lyford Cay, Nassau, Bahamas; Janus Capital Corporation, 100 Fillmore Street, Suite 300, Denver, Colorado 80206; Massachusetts Financial Services Company, 500 Boylston Street, Boston, Massachusetts 02116; and Jefferson Pilot Securities Corporation and Jefferson Pilot Variable Corporation, One Granite Place, Concord, New Hampshire 03301.

Item 29.   Management Services

Not applicable.

Item 30.   Undertakings

     Not applicable.

           Signatures

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Concord, and the State of New Hampshire on the 15th day of February, 2000.

                                         By: /s/ Ronald Angarella
                                             ----------------------------------
                                             Ronald Angarella
                                               President

Each of the undersigned Officers and Directors of Jefferson Pilot Variable Fund, Inc. (the "Fund") whose signatures appear below hereby makes, constitutes and appoints Ronald Angarella and Shari Lease and each of them acting individually, his/her true and lawful attorneys with power to act without any other and with full power of substitution, to execute, deliver and file in each of the undersigned Officers and Directors capacity or capacities as shown below, this Registration Statement and any and all documents in support of this Registration Statement or supplement thereto, and any and all amendments, including any and all post-effective amendments to the foregoing; and said Officers and Directors hereby grant to said attorneys, and to any one or more of them, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as each of said Officers and Directors might or could do personally in his/her capacity or capacities as aforesaid, and each of said Officers and Directors ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his/her signature as the same as may be signed by said attorney or attorneys, or any one or more of them to this Registration Statement and any and all amendments thereto, including any and all post-effective amendments to the foregoing.

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                           Title                              Date
---------                           -----                              ----
/s/Ronald Angarella                 President,                         February 15, 2000
----------------------------        Principal
Ronald Angarella                    Executive
                                    Officer, and
                                    Director

/s/John A. Weston                   Treasurer, Principal               February 15, 2000
----------------------------        Financial Officer, and
John A. Weston,                     Principal Accounting
                                    Officer

*                                   Director                           February 15, 2000
----------------------------
Michael D. Coughlin

*                                   Director                           February 15, 2000
----------------------------
Elizabeth S. Hager

*                                   Director                           February 15, 2000
----------------------------
Thomas D. Rath

*/s/ Ronald Angarella
---------------------------
Ronald Angarella
Attorney In Fact

                                  Exhibit Index

Exhibit
Number     Description
 .01>

4.d.       Investment Subadvisory Agreement (Small Company Portfolio)
4.e        Investment Subadvisory Agreement (Growth and Income Portfolio)
4.g.       Investment Subadvisory Agreement (Balanced Portfolio)
16.        Code of Ethics